Exhibit 10 364-DAY CREDIT AGREEMENT dated as of September 1, 2020 among ZEBRA TECHNOLOGIES CORPORATION, as the Borrower, The Lenders Party Hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent _____________________________ JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., MUFG UNION BANK, N.A., and PNC CAPITAL MARKETS LLC as Joint Lead Arrangers and Joint Lead Bookrunners BNP PARIBAS, CAPITAL ONE, N.A., CITIZENS BANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCATION, and WELLS FARGO BANK, NATIONAL ASSOCIATION as Documentation Agents and JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., MUFG UNION BANK, N.A., and PNC CAPITAL MARKETS LLC as Syndication Agents

TABLE OF CONTENTS Page ARTICLE I Definitions .................................................................................................................6 Section 1.01 Defined Terms .............................................................................................6 Section 1.02 Classification of Loans and Borrowings ....................................................59 Section 1.03 Terms Generally.........................................................................................59 Section 1.04 Accounting Terms; GAAP .........................................................................60 Section 1.05 Pro Forma Calculations..............................................................................60 Section 1.06 Currency Translation .................................................................................60 Section 1.07 Rounding ....................................................................................................61 Section 1.08 Timing of Payment or Performance ...........................................................61 Section 1.09 [Reserved]. .................................................................................................61 Section 1.10 Certifications ..............................................................................................61 Section 1.11 Compliance with Article VI .......................................................................61 Section 1.12 Divisions ....................................................................................................61 Section 1.13 Interest Rates; Eurocurrency Rate Notification .........................................62 ARTICLE II The Credits ............................................................................................................62 Section 2.01 Commitments .............................................................................................62 Section 2.02 Loans and Borrowings ...............................................................................62 Section 2.03 Requests for Borrowings............................................................................63 Section 2.04 [Reserved] ..................................................................................................63 Section 2.05 [Reserved] ..................................................................................................64 Section 2.06 Funding of Borrowings ..............................................................................64 Section 2.07 Interest Elections ........................................................................................65 Section 2.08 Termination of Commitments ....................................................................66 Section 2.09 Repayment of Loans; Evidence of Debt ....................................................66 Section 2.10 Amortization of Loans ...............................................................................67 Section 2.11 Prepayment of Loans .................................................................................67 Section 2.12 Fees ............................................................................................................72 Section 2.13 Interest........................................................................................................73 Section 2.14 Alternate Rate of Interest ...........................................................................74 Section 2.15 Increased Costs ..........................................................................................75 Section 2.16 Break Funding Payments ...........................................................................76 Section 2.17 Taxes ..........................................................................................................77 Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs...................80 Section 2.19 Mitigation Obligations; Replacement of Lender .......................................82 Section 2.20 [Reserved] ..................................................................................................83 Section 2.21 [Reserved] ..................................................................................................83 Section 2.22 Defaulting Lenders.....................................................................................83 ARTICLE III Representations and Warranties .......................................................................84 Section 3.01 Organization; Powers .................................................................................84 Section 3.02 Authorization; Enforceability ....................................................................84 Section 3.03 Governmental Approvals; No Conflicts ....................................................85 ii

Section 3.04 Financial Condition; No Material Adverse Change ...................................85 Section 3.05 Properties ...................................................................................................86 Section 3.06 Litigation and Environmental Matters .......................................................86 Section 3.07 Compliance with Laws ..............................................................................86 Section 3.08 Investment Company Status. .....................................................................87 Section 3.09 Taxes. .........................................................................................................87 Section 3.10 ERISA ........................................................................................................87 Section 3.11 Disclosure ..................................................................................................87 Section 3.12 Labor Matters .............................................................................................88 Section 3.13 Subsidiaries ................................................................................................88 Section 3.14 Solvency .....................................................................................................88 Section 3.15 Federal Reserve Regulations......................................................................88 Section 3.16 Senior Indebtedness; Subordination ..........................................................88 Section 3.17 Use of Proceeds..........................................................................................88 Section 3.18 Security Documents ...................................................................................88 Section 3.19 OFAC; FCPA; Patriot Act .........................................................................89 Section 3.20 Beneficial Ownership Certification ...........................................................89 Section 3.21 Affected Financial Institution ....................................................................89 ARTICLE IV Conditions ............................................................................................................90 Section 4.01 Closing Date...............................................................................................90 ARTICLE V Affirmative Covenants .........................................................................................92 Section 5.01 Financial Statements and Other Information .............................................92 Section 5.02 Notices of Material Events.........................................................................96 Section 5.03 Existence; Conduct of Business .................................................................96 Section 5.04 Payment of Taxes .......................................................................................96 Section 5.05 Maintenance of Properties .........................................................................96 Section 5.06 Insurance ....................................................................................................97 Section 5.07 Books and Records; Inspection and Audit Rights .....................................97 Section 5.08 Compliance with Laws ..............................................................................98 Section 5.09 Use of Proceeds..........................................................................................98 Section 5.10 Execution of Subsidiary Guaranty and Security Documents after the Closing Date. ........................................................................................98 Section 5.11 Further Assurances.....................................................................................99 Section 5.12 Designation of Subsidiaries .....................................................................101 Section 5.13 Conduct of Business ................................................................................101 Section 5.14 Maintenance of Ratings ...........................................................................102 Section 5.15 [Reserved] ................................................................................................102 Section 5.16 Post-Closing Covenants ...........................................................................102 Section 5.17 Transactions with Affiliates .....................................................................102 Section 5.18 Beneficial Ownership Certification and Other Additional Information. .............................................................................................103 ARTICLE VI Negative Covenants ...........................................................................................103 Section 6.01 Indebtedness; Certain Equity Securities ..................................................104 Section 6.02 Liens .........................................................................................................108 iii

Section 6.03 Fundamental Changes ..............................................................................113 Section 6.04 Investments ..............................................................................................114 Section 6.05 Asset Sales ...............................................................................................118 Section 6.06 Restricted Payments; Certain Payments of Indebtedness ........................122 Section 6.07 [Reserved] ................................................................................................125 Section 6.08 Restrictive Agreements ............................................................................125 Section 6.09 Amendment of Material Documents ........................................................126 Section 6.10 Change in Nature of Business ..................................................................127 Section 6.11 Financial Covenants .................................................................................127 Section 6.12 Use of Proceeds........................................................................................127 ARTICLE VII Events of Default ..............................................................................................127 Section 7.01 Events of Default .....................................................................................127 Section 7.02 Exclusion of Immaterial Subsidiaries ......................................................131 Section 7.03 Application of Proceeds. ..........................................................................131 ARTICLE VIII The Administrative Agent and Collateral Agent ........................................132 Section 8.01 Appointment of Agents ............................................................................132 Section 8.02 Rights of Lender ......................................................................................133 Section 8.03 Exculpatory Provisions ............................................................................133 Section 8.04 Reliance by Administrative Agent and Collateral Agent ........................134 Section 8.05 Delegation of Duties ................................................................................134 Section 8.06 Resignation of Agents; Successor, Administrative Agent and Collateral Agent .......................................................................................134 Section 8.07 Non-Reliance on Agents and Other Lenders ...........................................136 Section 8.08 No Other Duties .......................................................................................136 Section 8.09 Collateral and Guaranty Matters ..............................................................136 Section 8.10 [Reserved] ................................................................................................137 Section 8.11 Withholding Tax ......................................................................................138 Section 8.12 Administrative Agent and Collateral Agent May File Proofs of Claim ........................................................................................................138 Section 8.13 Certain ERISA Matters ............................................................................139 ARTICLE IX Miscellaneous .....................................................................................................140 Section 9.01 Notices .....................................................................................................140 Section 9.02 Waivers; Amendments. ............................................................................141 Section 9.03 Expenses; Limitation of Liability; Indemnity; Etc. .................................145 Section 9.04 Successors and Assigns............................................................................148 Section 9.05 Survival ....................................................................................................153 Section 9.06 Counterparts; Integration .........................................................................153 Section 9.07 Severability ..............................................................................................154 Section 9.08 Right of Setoff..........................................................................................154 Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process ..................155 Section 9.10 WAIVER OF JURY TRIAL ....................................................................155 Section 9.11 Headings ..................................................................................................156 Section 9.12 Confidentiality .........................................................................................156 Section 9.13 Interest Rate Limitation ...........................................................................157 iv

Section 9.14 USA Patriot Act .......................................................................................157 Section 9.15 Direct Website Communication ...............................................................157 Section 9.16 Intercreditor Agreement Governs ............................................................159 Section 9.17 [Reserved] ................................................................................................159 Section 9.18 No Advisory or Fiduciary Responsibility ................................................159 Section 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions................................................................................................160 Section 9.20 C ...............................................................................................................160 SCHEDULES: Schedule 1.01 Adjustments to Consolidated EBITDA Schedule 1.02 Excluded Subsidiaries Schedule 1.04 Unrestricted Subsidiaries Schedule 2.01 Commitments Schedule 3.06 Disclosed Matters Schedule 3.13 Subsidiaries Schedule 5.11(c) Security Documents Schedule 5.16 Post-Closing Matters Schedule 5.17 Transactions with Affiliates Schedule 6.01 Existing Indebtedness Schedule 6.02 Existing Liens Schedule 6.05 Asset Dispositions Schedule 9.01 Addresses for Notices EXHIBITS: Exhibit A Form of Borrowing Request Exhibit B Form of Interest Election Request Exhibit C Form of Solvency Certificate Exhibit D Form of Collateral Agreement Exhibit E Form of Subsidiary Guaranty Exhibit F Form of Note Exhibit G Form of Assignment and Assumption Agreement Exhibit H-1 Form of U.S. Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-2 Form of U.S. Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-3 Form of U.S. Tax Certificate (For Foreign Participants That Are Not U.S. Persons or Partnerships For U.S. Federal Income Tax Purposes) Exhibit H-4 Form of U.S. Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit I [Reserved] Exhibit J Form of Compliance Certificate Exhibit K-1 Terms of Intercreditor Agreement (Pari Passu) Exhibit K-2 Terms of Intercreditor Agreement (Junior Liens) v

364-DAY CREDIT AGREEMENT dated as of September 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among ZEBRA TECHNOLOGIES CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent. ARTICLE I Definitions Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate. “Accounting Change” has the meaning assigned to such term in Section 1.04. “Acquisition” means any acquisition by the Borrower or any Restricted Subsidiary, whether by purchase, merger, consolidation, contribution or otherwise, of (w) at least a majority of the assets or property and/or liabilities (or any other substantial part for which financial statements or other financial information is available), or a business line, product line, unit or division of, any other Person, (x) Equity Interests of any other Person such that such other Person becomes a Restricted Subsidiary or (y) additional Equity Interests of any Restricted Subsidiary not then held by the Borrower or any Restricted Subsidiary. “Acquisition Agreement” means that certain Agreement and Plan of Merger among the Borrower, Cranberry Acquisition Co., Fortis Advisors LLC, as Securityholders’ Representative, and Reflexis Systems, Inc. (“Reflexis”), dated as of July 27, 2020, as amended, supplemented or otherwise modified from time to time. “Additional Debt” means debt (including, as applicable, Registered Equivalent Notes), in each case issued or incurred by the Borrower or any of its Restricted Subsidiaries after the Existing Credit Agreement Restatement Date that (i) does not require any scheduled payment of principal (including pursuant to a sinking fund obligation) or mandatory redemption or redemption at the option of the holders thereof (except for redemptions in respect of asset sales, changes in control or similar events on terms that are market terms on the date of issuance and AHYDO Catch-Up Payments) prior to the date that is 91 days after the Maturity Date in respect of Loans in effect as of the time such Additional Debt is incurred and (ii) the covenants and events of default and other terms of which (other than maturity, fees, discounts, interest rate, redemption terms and redemption premiums, which shall be determined in good faith by the Borrower) shall be on market terms at the time of issuance (as determined in good faith by the Borrower) of the Additional Debt; provided that the Additional Debt shall not have the benefit of any financial maintenance covenant unless (x) the Loans have the benefit of such financial maintenance covenant on the same terms or (y) the Loans have in the future been provided with the benefit of a financial maintenance covenant, in which case such Additional Debt issued after such future date may be provided with the benefit of the same financial maintenance covenant on the same terms. 6

“Additional Term Notes” has the meaning assigned to such term in the Existing Credit Agreement. “Adjusted Eurocurrency Rate” means, for any Interest Period with respect to a Eurocurrency Borrowing or an ABR Borrowing determined pursuant to clause (iii) of the definition of “Alternate Base Rate”, a rate per annum determined by the Administrative Agent pursuant to the following formula: Adjusted Eurocurrency Eurocurrency Rate Rate = 1.00 – Eurocurrency Reserve Percentage provided, that if the Adjusted Eurocurrency Rate shall be less than 0.25%, such rate shall be deemed to be 0.25% for the purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity as provided in Article VIII. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.01, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent” means the Administrative Agent or the Collateral Agent. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “AHYDO Catch-Up Payment” means any payment with respect to any obligations of the Borrower or any Restricted Subsidiary, including subordinated debt obligations, in each case to avoid the application of Code Section 163(e)(5) thereto. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the U.S. Prime Rate in effect on such day, (ii) the Federal Funds Rate, in effect on such day, plus one-half of one percent (1/2%) per annum, (iii) the Adjusted Eurocurrency Rate for an Interest Period of 1 month determined on such day (or if such day is not a Business Day, the immediately preceding Business Day) (without giving effect to the proviso in the definition thereof) (any changes in such rates to be effective as of the date of any change in such rate) plus one percent (1.00%) per annum, and (iv) 1.25%. If the Alternate Base Rate is being used as an alternate rate 7 of interest pursuant to Section 2.14 (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (i), (ii) and (iv) above and shall be determined without reference to clause (iii) above. “Ancillary Document” has the meaning assigned to such term in Section 9.06(b). “Applicable Date of Determination” means the last day of the most recently ended fiscal quarter for which financial statements are available pursuant to Section 5.01(a) or (a), as applicable, or, at any time prior to the date on which financial statements are available pursuant to Section 5.01(a) or (a), as applicable, the last day of the most recently ended fiscal quarter for which financial statements were delivered under Section 4.01. “Applicable Discount” has the meaning assigned to such term in the definition of “Dutch Auction”. “Applicable Discount Notice” has the meaning assigned to such term in the definition of “Dutch Auction”. “Applicable Margin” means, for any day, (a) for ABR Loans, 1.00% per annum and (b) for Eurocurrency Loans, 2.00% per annum. “Applicable Order of Purchase” has the meaning assigned to such term in the definition of “Dutch Auction”. “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent pursuant to the terms hereof, substantially in the form of Exhibit G or any other form (including electronic records generated by the use of an electronic platform) or changes thereto approved by the Administrative Agent and the Borrower. “Auction” has the meaning assigned to such term in the definition of “Dutch Auction”. “Auction Amount” has the meaning assigned to such term in the definition of “Dutch Auction”. “Auction Expiration Time” has the meaning assigned to such term in the definition of “Dutch Auction”. “Auction Notice” has the meaning assigned to such term in the definition of “Dutch Auction”. “Auction Party” or “Auction Parties” has the meaning assigned to such term in the definition of “Dutch Auction” or as specified in Section 2.11(i), as the context may require. 8

“Available Amount” has the meaning assigned to such term in the Existing Credit Agreement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Eurocurrency Rate for U.S. dollar-denominated syndicated credit facilities (this clause (a), the “Unadjusted Benchmark Replacement”) and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than 0.25%, the Benchmark Replacement will be deemed to be 0.25% for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurocurrency Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurocurrency Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin). “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency 9 of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the Eurocurrency Rate: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Screen Rate permanently or indefinitely ceases to provide the Screen Rate; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Eurocurrency Rate: (1) a public statement or publication of information by or on behalf of the administrator of the Screen Rate announcing that such administrator has ceased or will cease to provide the Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Screen Rate; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Screen Rate, a resolution authority with jurisdiction over the administrator for the Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the Screen Rate, in each case which states that the administrator of the Screen Rate has ceased or will cease to provide the Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Screen Rate; and/or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Screen Rate announcing that the Screen Rate is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required 10

Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Eurocurrency Rate and solely to the extent that the Eurocurrency Rate has not been replaced with a Benchmark Replacement for all purposes hereunder in accordance with Section 2.14, the period (x) beginning at the time that such Benchmark Replacement Date has occurred and (y) ending at the time that a Benchmark Replacement has replaced the Eurocurrency Rate for all purposes hereunder pursuant to Section 2.14. “Beneficial Owner” means, (i) in the case of a Lender that is classified as a partnership for U.S. federal income tax purposes, the direct or indirect partner or owner of such Lender that is treated, for U.S. federal income tax purposes, as the beneficial owner of a payment by any Loan Party under any Loan Document and (ii) in the case of the Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 10% or more of the Borrower’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct the Borrower. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Borrower Materials” has the meaning assigned to such term in Section 5.01. “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect. 11

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, and in the case of a written Borrowing Request, substantially in the form of Exhibit A hereto. “Business Day” means (a) for all purposes other than as covered by clause (b) below, any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, and (b) if such day relates to any fundings, disbursements, settlements or payments in connection with a Loan, any day described in clause (a) that is also a day for trading by and between banks in Dollar deposits in the London interbank currency markets, unless a new reference rate has been selected in accordance with Section 2.14(b). “Canadian Dollars” and the sign “C$” means lawful money of Canada. “Capital Lease Obligations” of any Person means, subject to Section 1.04, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as financing or capital (and not operating) leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and its Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries. “Captive Insurance Subsidiaries” means, collectively or individually, as of any date of determination, those regulated Subsidiaries of the Borrower primarily engaged in the business of providing insurance and insurance-related services to the Borrower and its other Subsidiaries. “Cash Equivalents” means: (a) (i) Dollars, Canadian Dollars, Sterling or Euros, (ii) any other national currency of any member state of the European Union or (iii) any other foreign currency, in the case of clauses (ii) and (iii) held by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (b) securities issued or directly and fully Guaranteed or insured by the United States or Canadian governments, the United Kingdom, a member state of the European Union or, in each case, any agency or instrumentality thereof (provided that the full faith and credit of such country or such member state is pledged in support thereof), having maturities of not more than two years from the date of acquisition; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances issued by (x) any Revolving Lender (as defined in the Existing Credit Agreement) or affiliate thereof or (y) any bank or trust company (i) whose commercial paper is rated at least “A-1” or the equivalent thereof by S&P or at least “P-1” or the 12 equivalent thereof by Moody’s and (ii) having combined capital and surplus in excess of $500 million; (d) repurchase obligations for underlying securities of the types described in clauses (b) and (c) entered into with any Person referenced in clause (c) above; (e) commercial paper rated at the time of acquisition thereof at least “A-1” or the equivalent thereof by S&P or “P-1” or the equivalent thereof by Moody’s; (f) readily marketable direct obligations issued by any state, commonwealth or territory of the United States of America, any province of Canada, the United Kingdom, any member of the European Union, any other foreign government or any political subdivision or taxing authority thereof, in each case, having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of not more than two years from the date of acquisition; (g) interests in any investment company or money market fund or enhanced high yield fund which invests at least 90% of its assets in instruments of the type specified in clauses (a) through (f) above; (h) instruments and investments of the type and maturity described in clauses (a) through (g) above denominated in any foreign currency or of foreign obligors, which investments or obligors are, in the reasonable judgment of the Borrower, comparable in investment quality to those referred to above; (i) solely with respect to any Restricted Subsidiary that is a Foreign Subsidiary, investments of comparable tenor and credit quality to those described in the foregoing clauses (b) through (f) customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes; and (j) any other investments permitted by the investment policy of the Borrower and its Restricted Subsidiaries delivered to the Administrative Agent prior to the Closing Date and on file with the Administrative Agent. “Cash Management Agreement” means any agreement to provide Cash Management Services. “Cash Management Obligations” means, as to any Person, any and all obligations of such Person, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any Cash Management Agreement. “Cash Management Services” means any one or more of the following types of services or facilities, including without limitation (a) ACH transactions, (b) cash management services, including controlled disbursement services, treasury, depository, overdraft, netting services, cash pooling arrangements, credit or debit card, stored value card and electronic funds transfer services, and (c) foreign exchange facilities or other cash management arrangements in 13 the ordinary course of business. For the avoidance of doubt, Cash Management Services do not include Swap Agreements. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “CFC Holding Company” means any Subsidiary of the Borrower that owns no material assets other than equity interests (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) and/or intercompany indebtedness in one or more (a) Foreign Subsidiaries that are CFCs and/or (b) other Subsidiaries of the Borrower that own no material assets other than equity interests (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) and/or intercompany indebtedness in one or more Foreign Subsidiaries that are CFCs. “Change in Control” means the occurrence of any of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding any employee benefit plan of the Borrower or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any employee benefit plan of the Borrower, shall have acquired beneficial ownership of 35% or more of the outstanding voting securities having ordinary voting power for the election of directors of the Borrower or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) directors of the Borrower on the Closing Date, (ii) nominated or appointed by the board of directors of the Borrower or (iii) approved as director candidates prior to their election by the board of directors of the Borrower. “Change in Law” means (a) the adoption of any law, rule, treaty or regulation after the Closing Date, (b) any change in any law, rule, treaty or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Charges” has the meaning assigned to such term in Section 9.13. “CLO” has the meaning assigned to such term in Section 9.04(b). “Closing Date” means September 1, 2020. “Closing Date Acquisition” means the acquisition by the Borrower of 100% of the Equity Interests of Reflexis pursuant to the Acquisition Agreement. 14

“Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means any and all “Collateral” (or any term of similar meaning), as defined in any applicable Security Document, and any and all property of whatever kind or nature subject to or purported to be subject to a Lien under any Security Document, but shall in all events exclude all Excluded Property. “Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as collateral agent for the Secured Parties, and its successors in such capacity as provided in Article VIII. “Collateral Agreement” means the Security Agreement dated as of the Closing Date, among the Borrower, the other Subsidiary Loan Parties party thereto from time to time and the Collateral Agent, substantially in the form of Exhibit D, as such may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Commitment” means, with respect to any Lender, the commitment of such Lender to make a Loan hereunder on the Closing Date, expressed as an amount representing the principal amount of the Loans to be made by such Lender hereunder. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01. The aggregate principal amount of the Commitments on the Closing Date is $200,000,000. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” has the meaning assigned to such term in Section 9.15. “Compliance Certificate” means a certificate substantially in the form of Exhibit J annexed hereto. “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with: (1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; or (2) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time; provided, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively 15 feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.” “Consolidated Depreciation and Amortization Expense” means, with respect to the Borrower and its Restricted Subsidiaries for any period, the total amount of depreciation and amortization expense, including amortization or write-off of (i) intangibles and non-cash organization costs, (ii) deferred financing fees or costs and (iii) Capitalized Software Expenditures or costs, capitalized expenditures, customer acquisition costs and incentive payments, conversion costs and contract acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and amortization of favorable or unfavorable lease assets or liabilities, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP and any write down of assets or asset value carried on the balance sheet. “Consolidated EBITDA” for any period means the Consolidated Net Income for such period: (1) increased (without duplication) by: (a) provision for taxes based on income or profits or capital, including, without limitation, federal, state, provincial, local, foreign, unitary, excise, property, franchise and similar taxes and foreign withholding and similar taxes (including any penalties and interest) of such Person paid or accrued during such period deducted (and not added back) in computing Consolidated Net Income; plus (b) Consolidated Interest Expense of such Person for such period (including (x) net losses on Swap Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk and (y) costs of surety bonds in connection with financing activities), to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus (c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus (d) (x) Transaction Costs and (y) any fees, costs, expenses or charges (other than Consolidated Depreciation and Amortization Expense) related to any actual, proposed or contemplated issuance or registration (actual or proposed) of Equity Interests or any Investment, acquisition, disposition, recapitalization or the incurrence or registration (actual or proposed) of Indebtedness (including a refinancing thereof) (in each case, whether or not consummated or successful), including (i) such fees, expenses or charges related to any Loans, the offering of Additional Debt, Additional Term Notes, Refinancing Notes or any Permitted Refinancing and this Agreement and any Securitization Fees, and (ii) any amendment, waiver or other modification of Loans, Additional Debt, Additional Term Notes, 16

Refinancing Notes, Receivables Facilities, Securitization Facilities, or any Permitted Refinancing, any Loan Document, any Securitization Fees, any other Indebtedness or any Equity Interests, in each case, whether or not consummated, deducted (and not added back) in computing Consolidated Net Income; plus (e) the amount of any restructuring charge, reserve, integration cost or other business optimization expense or cost (including charges directly related to implementation of cost-savings initiatives), that is deducted (and not added back) in such period in computing Consolidated Net Income including, without limitation, those related to severance, retention, signing bonuses, relocation, recruiting and other employee related costs, future lease commitments and costs related to the opening and closure and/or consolidation of facilities; plus (f) any other non-cash charges, write-downs, expenses, losses or items reducing Consolidated Net Income for such period including any impairment charges or the impact of purchase accounting, or other items classified by the Borrower as special items; plus (g) the amount of cost savings, operating expense reductions, other operating improvements and initiatives and synergies projected by the Borrower in good faith to be reasonably anticipated to be realizable or a plan for realization shall have been established within twenty-four (24) months of the date thereof (which will be added to Consolidated EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost savings, operating expense reductions, other operating improvements and initiatives and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that, to the extent any such operational changes are not associated with a Specified Transaction, all steps have been taken for realizing such cost savings and such cost savings are reasonably identifiable and factually supportable (in the good faith determination of the Borrower), which shall include in any event each of the adjustments set forth on Schedule 1.01; provided further, that the aggregate amount added back pursuant to this clause (g) for any period shall not exceed 20% of Consolidated EBITDA for such period (calculated after giving full effect to the pro forma adjustments set forth in this clause (g)); plus (h) the amount of loss on any sale of Securitization Assets and related assets to a Securitization Subsidiary in connection with a Qualified Securitization Financing; plus (i) any costs or expenses incurred by the Borrower or any Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock 17 subscription or shareholder agreement, to the extent that such costs or expenses are funded with net cash proceeds of an issuance of Qualified Equity Interests of the Borrower; plus (j) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to clause (2) below for any previous period and not added back; plus (k) any net loss included in the consolidated financial statements due to the application of Financial Accounting Standards No. 160 “Non-controlling Interests in Consolidated Financial Statements” (“FAS 160”) (Accounting Standards Codification Topic 810); plus (l) realized foreign exchange losses resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Restricted Subsidiaries; plus (m) net realized losses from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements, in each case to the extent not added back pursuant to clause (b) above; plus (n) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non- wholly owned Subsidiary deducted in computing Consolidated Net Income (and not added back in such period to Consolidated Net Income); plus (o) costs related to the implementation of operational and reporting systems and technology initiatives; (2) decreased (without duplication) by: (a) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; plus (b) realized foreign exchange income or gains resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Restricted Subsidiaries; plus (c) any net realized income or gains from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements; plus (d) any net income included in the consolidated financial statements due to the application of FAS 160 (Accounting Standards Codification Topic 810); plus (e) all cash payments made during such period to the extent made on account of non-cash reserves and other non-cash charges added back to 18

Consolidated Net Income pursuant to clause (f) above in a previous period (it being understood that this clause (2)(e) shall not be utilized in reversing any non-cash reserve or charge added to Consolidated Net Income); plus (f) the amount of any minority interest income consisting of Subsidiary loss attributable to minority equity interests of third parties in any non-wholly owned Subsidiary added to Consolidated Net Income (and not deducted in such period from Consolidated Net Income); and (3) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of Accounting Standards Codification Topic 460 or any comparable regulation. For purposes of determining compliance with any financial test or ratio hereunder (including any incurrence test), (x) Consolidated EBITDA (i) of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary of the Borrower during such period and (ii) of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary shall be included in determining Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for any period, (y) Consolidated EBITDA of any Restricted Subsidiary or any operating entity for which historical financial statements are available that is Disposed of during such period or any Restricted Subsidiary that is converted into a Unrestricted Subsidiary during such period shall be excluded in determining Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for any period, and (z) Consolidated EBITDA shall be calculated on a Pro Forma Basis. Unless otherwise provided herein, Consolidated EBITDA shall be calculated with respect to the Borrower and its Restricted Subsidiaries. “Consolidated Interest Coverage Ratio” means, on any date of determination, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower as of the Applicable Date of Determination to (b) Consolidated Interest Expense with respect to Indebtedness of the type described in clauses (a) and (b) of the definition of Indebtedness and determined on a cash basis only for such period of four consecutive fiscal quarters. “Consolidated Interest Expense” means, with respect to the Borrower and its Restricted Subsidiaries for any period, without duplication, the sum of: (1) consolidated interest expense of such Person for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount or premium resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances or any similar facilities or financing and hedging agreements, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of any Swap Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capital Lease Obligations, (e) net payments, if any, pursuant to interest rate Swap Obligations with respect to Indebtedness, and (f) to the extent constituting interest expense in accordance with GAAP, consulting fees and expenses, and excluding (t) penalties and interest relating to taxes, (u) accretion or accrual of discounted 19 liabilities other than Indebtedness, (v) any expense resulting from the discounting of any Indebtedness in connection with the application of purchase accounting in connection with any acquisition, (w) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (x) any expensing of bridge, commitment and other financing fees and (y) interest with respect to Indebtedness of any parent of such Person appearing upon the balance sheet of such Person solely by reason of push-down accounting under GAAP); plus (2) consolidated capitalized interest of such Person for such period, whether paid or accrued; plus (3) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of preferred stock of any Subsidiary of such Person during such period; plus (4) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Equity Interests during such period; minus (5) interest income for such period. For purposes of this definition, interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, for any period, the net income (loss) of the Borrower and its Restricted Subsidiaries determined on a consolidated basis on the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income: (a) subject to the limitations contained in clause (iv) below, any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that any equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed or that (as reasonably determined by a Responsible Officer of the Borrower) could have been distributed by such Person during such period to the Borrower or any Restricted Subsidiary as a dividend or other distribution or as a return on investment; (b) any net gain (or loss) realized upon the sale or other disposition of any asset or disposed operations of the Borrower or any Restricted Subsidiaries (including pursuant to any Sale Leaseback which is not sold or otherwise disposed of in the ordinary course of business); (c) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense, or any charges, expenses or reserves in respect of any restructuring, integration, redundancy or severance expense; (d) the cumulative effect of a change in accounting principles; 20

(e) any (i) non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions or on the re- valuation of any benefit plan obligation and (ii) income (loss) attributable to deferred compensation plans or trusts; (f) all deferred financing costs written off or amortized and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness; (g) any unrealized gains or losses in respect of Swap Obligations or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of Swap Obligations; (h) any unrealized foreign currency transaction gains or losses in respect of obligations of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies; (i) any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary; (j) any purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of any consummated acquisition, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development); (k) any goodwill or other asset impairment charge or write-off or write-down; (l) any after-tax effect of income (loss) from the early retirement, extinguishment or cancellation of Indebtedness or Swap Obligations or other derivative instruments; (m) [reserved]; (n) any net unrealized gains and losses resulting from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification Topic 815 and related pronouncements; (o) proceeds from any business interruption insurance to the extent not already included in Consolidated Net Income; 21

(p) the amount of any expense to the extent a corresponding amount is received in cash by the Borrower and the Restricted Subsidiaries from a Person other than the Borrower or any Restricted Subsidiaries, provided such payment has not been included in determining Consolidated Net Income (it being understood that if the amounts received in cash under any such agreement in any period exceed the amount of expense in respect of such period, such excess amounts received may be carried forward and applied against expense in future periods); (q) gains and losses on the sale, exchange or other disposition of assets outside the ordinary course of business or abandonment of assets and from discontinued operations; and (r) cash and non-cash charges, paid or accrued, and gains resulting from the application of Financial Accounting Standards No. 141R (Accounting Standards Codification Topic 805) (including with respect to earn-outs incurred by the Borrower or any of its Restricted Subsidiaries). In addition, to the extent not already included in the Consolidated Net Income of the Borrower and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall exclude (i) any expenses and charges that are reimbursed by indemnification or other reimbursement provisions, or so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be indemnified or reimbursed (and such amount is in fact reimbursed within 365 days of the date of such charge or payment (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days)), in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder, (ii) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and such amount is (A) not denied by the applicable carrier in writing within 180 days of the date of such evidence and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption, (iii) any expenses and charges to the extent paid for, or so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed (and such amount is in fact reimbursed within 365 days of the date of such payment (with a deduction for any amount so added back to the extent not so reimbursed within 365 days)), by any third party other than the Borrower or any of its Restricted Subsidiaries and (iv) solely for the purpose of determining the Available Amount, any net income (loss) of any Restricted Subsidiary (other than the Loan Parties) if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to any Loan Party by operation of the terms of such Restricted Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its shareholders (other than (a) restrictions that have been waived or otherwise released, (b) restrictions pursuant to this Agreement, the Existing Credit Agreement, Term Loan Exchange Notes, Incremental Loans, or Credit Agreement Refinancing Indebtedness and (c) restrictions arising pursuant to an agreement or instrument if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Secured Parties than the encumbrances 22 and restrictions contained in the Loan Documents (as determined by the Borrower in good faith), except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed or that could have been distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause). “Consolidated Total Assets” means, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date or, for the period prior to the time any such statements are so delivered, the pro forma financial statements of the Borrower giving effect to the Transactions. “Consolidated Working Capital” means, at any date, the excess (which may be a negative number) of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date excluding the current portion of current and deferred income taxes, deferred financing fees and assets held for sale over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any long term debt and all revolving loans, (ii) all Indebtedness consisting of Loans, all Indebtedness under the Existing Credit Agreement and Capital Lease Obligations to the extent otherwise included therein, (iii) the current portion of interest payable and (iv) the current portion of current and deferred income taxes; provided that Consolidated Working Capital shall be calculated without giving effect to (t) the depreciation of the Dollar relative to other foreign currencies, (w) purchase accounting, (x) any assets or liabilities acquired, assumed, sold or transferred in any Acquisition or Disposition pursuant to Section 6.05(j) or Section 6.05(y), (y) as a result of the reclassification of items from short-term to long-term and vice versa or (z) changes to Consolidated Working Capital resulting from non-cash charges and credits to consolidated current assets and consolidated current liabilities (including, without limitation, derivatives and deferred income tax). “Contract Consideration” shall have the meaning provided in the definition of “Excess Cash Flow.” “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the Eurocurrency Rate. 23

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.20. “Credit Agreement Refinancing Indebtedness” has the meaning assigned to such term in the Existing Credit Agreement. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning assigned to such term in Section 2.11(g). “Default” means any event or condition specified in Article VII that after notice, lapse of applicable grace periods or both would, unless cured or waived hereunder, constitute an Event of Default; provided that any Default that results solely from the taking of an action that would have been permitted but for the continuation of a previous Default will be deemed to be cured if such previous Default is cured prior to becoming an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Laws or a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets (other than via an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided 24 that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination made in good faith by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower and each Lender. “Designated Lender” has the meaning assigned to such term in Section 2.06(c). “Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with a Disposition that is so designated as Designated Non- Cash Consideration pursuant to an officer’s certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.05. “Direct Competitor” means any Person who is a bona fide competitor identified in writing to the Administrative Agent prior to the Closing Date, as such list may be updated by the Borrower (by furnishing such updates to the Administrative Agent) from time to time thereafter (other than bona fide fixed income investors or debt funds that are engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business), and in each case, any Affiliate of each such Person that is readily identifiable solely on the basis of such Affiliate’s name or the name of such Affiliate’s parent or fund family; provided that no updates to the list of Direct Competitors shall be deemed to retroactively disqualify any parties that have previously validly acquired an assignment or participation in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Direct Competitors. “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 3.06. “Discount Range” has the meaning assigned to such term in the definition of “Dutch Auction”. “Disposition” or “Dispose” means the sale, transfer, license, lease (as lessor) or other disposition (including any Sale Leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any Equity Interests owned by such Person, or any notes or accounts receivable or any rights and claims 25 associated therewith; provided that “Disposition” and “Dispose” shall be deemed not to include any issuance or sale by such Person of its Equity Interests or other securities to another Person. “Disqualified Equity Interests” means Equity Interests that by their terms (or by the terms of any security into which they are convertible or for which they are exchangeable) (a) require the payment of any cash dividends (other than dividends payable solely in shares of Qualified Equity Interests), (b) mature or are mandatorily redeemable or subject to mandatory repurchase or redemption or repurchase at the option of the holders thereof, in whole or in part and whether upon the occurrence of any event, pursuant to a sinking fund obligation, on a fixed date or otherwise, prior to the date that is 91 days after the Maturity Date (other than (i) upon payment in full of the Obligations (other than contingent indemnification obligations for which no claim has been made) or (ii) upon a “change in control” or (iii) upon any asset sale or similar event) or (c) are convertible or exchangeable, automatically or at the option of any holder thereof, into any Indebtedness other than Indebtedness otherwise permitted under Section 6.01; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Disqualified Lender” means any Person identified in writing to the Administrative Agent on or prior to the Closing Date and any Affiliate thereof that is readily identifiable solely on the basis of such Affiliate’s name or the name of such Affiliate’s parent or fund family. “Documentation Agents” means BNP Paribas, Capital One, N.A., Citizens Bank, N.A., Fifth Third Bank, National Association and Wells Fargo Bank, National Association, each in its capacity as a documentation agent in respect of the credit facilities provided herein. “Dollars” or “$” refers to the lawful money of the United States of America. “Domestic Restricted Subsidiary” means any Domestic Subsidiary that is a Restricted Subsidiary. “Domestic Subsidiary” means any Subsidiary of the Borrower that is incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia. “Dutch Auction” means an auction (an “Auction”) conducted by the Borrower or one or more of its Subsidiaries (in such capacity, as applicable, the “Auction Party”) in their sole discretion in order to purchase Loans in accordance with the following procedures: (A) Notice Procedures. In connection with an Auction, the Auction Party will provide notification to the auction manager (for distribution to the Lenders of the relevant Loans that are the subject of the Auction (the “Eligible Auction Lenders”) and the Administrative Agent) of the principal amount of Loans that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall contain (i) the Loans that will be the subject of the Auction, (ii) the total cash value of the bid (the “Auction Amount”), in a minimum amount of $1,000,000 with minimum increments of $500,000, (iii) the 26 discount to par, which shall be a range (the “Discount Range”) of percentages of the par principal amount of the Loans (i.e., a 5% to 10% Discount Range would represent $50,000 to $100,000 per $1,000,000 principal amount of Loans, with a 10% discount being deemed a “higher” discount than 5% for purposes of an Auction) at issue that represents the discounts applied to calculate the range of purchase prices that could be paid in the Auction; provided that the Discount Range may, at the option of the Auction Party, be a single percentage, (iv) the date on which the Auction will conclude, on which date Return Bids will be due at the time provided in the Auction Notice (such time, the “Auction Expiration Time”), as such date and time may be extended upon notice by the Auction Party to the auction manager before any prior Auction Expiration Time, and (v) the identity of the auction manager, and shall indicate if such auction manager is an Affiliate of the Borrower. Each offer to purchase Loans in an Auction shall be offered on a pro rata basis to all the Eligible Auction Lenders. (B) Reply Procedures. In connection with any Auction, each Eligible Auction Lender may, in its sole discretion, participate in such Auction and, if it elects to do so (any such participating Eligible Auction Lender, a “Participating Lender”), shall provide, prior to the Auction Expiration Time, the auction manager with a notice of participation (the “Return Bid”) which shall be in a form and substance prepared by the Borrower and shall specify (i) a discount to par that must be expressed as a percentage of par principal amount of Loans expressed in percentages (the “Reply Discount”), which must be within the Discount Range, and (ii) a principal amount of Loans, which must be in a minimum amount of $1,000,000 with minimum increments of $500,000, that such Eligible Auction Lender is willing to offer for sale at its Reply Discount (the “Reply Amount”). An Eligible Auction Lender may avoid the minimum amount conditions solely when submitting a Reply Amount equal to such Eligible Auction Lender’s entire remaining amount of such Loans. Eligible Auction Lenders may only submit one Return Bid per Auction but each Return Bid may contain up to three bids, only one of which can result in a Qualifying Bid (as defined below). In addition to the Return Bid, each Participating Lender must execute and deliver, to be irrevocable during the pendency of the Auction and held in escrow by the auction manager, an assignment agreement pursuant to which such Participating Lender shall make the representations and agreements substantially consistent with the terms of Section 2.11(i)(C). Any Eligible Auction Lender that fails to submit a Return Bid at or prior to the Auction Expiration Time shall be deemed to have declined to participate in the Auction. (C) Acceptance Procedures. Based on the Reply Discounts and Reply Amounts received by the auction manager, the auction manager, with the consent of the Auction Party, will, within 10 Business Days of the Auction Notice (or such other time agreed by the Borrower), determine the applicable discount (the “Applicable Discount”) for the Auction, which will be the highest Reply Discount at which the Auction Party can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow the Auction Party to complete a purchase of the entire Auction Amount, the Auction Party shall either, at its election, (i) withdraw the Auction or (ii) complete the Auction as set forth below. Unless withdrawn, the Auction Party shall notify the Participating Lenders of the Applicable Discount no later than one Business Day after it is determined (the “Applicable Discount Notice”). The Auction Party shall, within 27 three Business Days of the Applicable Discount Notice, purchase Loans from each Participating Lender with a Reply Discount that is equal to or higher than the Applicable Discount (“Qualifying Bids”) at a discount to par equal to the Reply Discount of such Participating Lender, with the applicable Loans of the Participating Lender(s) with the highest Reply Discount being purchased first and then in descending order from such highest Reply Discount to and including the applicable Loans of the Participating Lenders with a Reply Discount equal to the Applicable Discount (the “Applicable Order of Purchase”); provided that if the aggregate proceeds required to purchase all Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, the Auction Party shall purchase such Loans of the Participating Lenders in the Applicable Order of Purchase, but with the Loans of Participating Lenders with Reply Discounts equal to the Applicable Discount being purchased pro rata until the Auction Amount has been so expended on such purchases. If a Participating Lender has submitted a Return Bid containing multiple bids at different Reply Discounts, only the bid with the highest Reply Discount that is equal to or more than the Applicable Discount will be deemed the Qualifying Bid of such Participating Lender. In no event shall any purchase of Loans in an Auction be made at a Reply Discount lower than the Applicable Discount for such Auction. (D) Additional Procedures. Once initiated by an Auction Notice, the Auction Party may withdraw or modify an Auction only prior to the delivery of the Applicable Discount Notice (and if any Auction is withdrawn or modified, notice thereof shall be delivered to the Administrative Agent and the Eligible Auction Lenders no later than the first Business Day after such withdrawal). Furthermore, in connection with any Auction, upon submission by a Participating Lender of a Qualifying Bid, such Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. (E) Any failure by such Loan Party or such Subsidiary to make any prepayment to a Lender, pursuant to this definition shall not constitute a Default or Event of Default under Section 7.01 or otherwise. “Early Opt-in Election” means the occurrence of: (1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.14 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Eurocurrency Rate, and (2) (i) the election by the Administrative Agent, (ii) the election by the Required Lenders or (iii) the election by the Borrower to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders, by the Required Lenders (with a copy to the Borrower) of written notice of such election to the Administrative Agent or by the Borrower of written notice of such election to the Administrative Agent. 28

“ECF Due Date” has the meaning assigned to such term in Section 2.11(d). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electing Guarantors” means any Excluded Subsidiary that, at the option, and in the sole discretion, of the Borrower has been designated a Subsidiary Loan Party. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Approved Fund of any Lender; (ii) (A) any commercial bank organized under the laws of the United States or any state thereof (B) any savings and loan association or savings bank organized under the laws of the United States or any state thereof and (C) any commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (D) any other entity (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds, lease financing companies; provided, further that any such Person described in this clause (ii) shall have a consolidated combined capital and surplus of at least $5,000,000,000; and (iii) the Borrower and any Subsidiary subject to Section 9.04 or Section 2.11(i) (so long as the Loans obtained by the Borrower or any Restricted Subsidiary are immediately cancelled); provided that, in any event, Eligible Assignees shall not include (x) any natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person), (y) any Direct Competitor or Disqualified Lender unless, in each case, consented to in writing by the Borrower (such consent shall be required regardless of whether a Default or Event of Default shall be continuing), or (z) any Defaulting Lender or any Affiliate thereof. “Eligible Auction Lenders” has the meaning assigned to such term in the definition of “Dutch Auction”. 29

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Laws” means all applicable treaties, laws (including common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the protection of the environment, the preservation or reclamation of natural resources, the generation, management, Release or threatened Release of, or exposure to, any Hazardous Material or to workplace health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of medical monitoring, costs of environmental remediation or restoration, administrative oversight costs, consultants’ fees, fines, penalties or indemnities), of any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock or other share capital, partnership interests, membership interests in a limited liability or exempted company, beneficial interests in a trust or other equity ownership interests in a Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan, (c) a determination that any Plan is or is reasonably expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA, (e) conditions contained in Section 303(k)(1)(A) of ERISA for imposition of a lien shall have been met with respect to any Plan, (f) with respect to any Plan, a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, (g) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (h) the incurrence by the Borrower or any of its ERISA Affiliates 30 of any liability under Title IV of ERISA with respect to the termination of any Plan, (i) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (j) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (k) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent” or in “endangered” or “critical” status within the meaning of Section 432 of the Code or Section 304 of ERISA, (l) the occurrence of a non-exempt “prohibited transaction” with respect to which the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or with respect to which the Borrower or any such Subsidiary could otherwise be liable, (m) any Foreign Benefit Event or (n) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary. “Escrowed Proceeds” means the proceeds from the offering of any debt securities or other Indebtedness paid into an escrow account with an independent escrow agent on the date of the applicable offering or incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events. The term “Escrowed Proceeds” shall include any interest earned on the amounts held in escrow. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro”, “EUR” and “€” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Adjusted Eurocurrency Rate. “Eurocurrency Borrowing” means a Loan that bears interest at a rate based on the Adjusted Eurocurrency Rate. “Eurocurrency Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the interest settlement rates for deposits in Dollars as published by Thomson Reuters on page LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays such rate) (or another commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) (as set forth by (a) ICE Benchmark Administration, (b) any successor service or entity that has been authorized by the U.K. Financial Conduct Authority to administer the London Interbank Offered Rate or (c) any service selected by the Administrative Agent that has been nominated by 31 such an entity as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (the “Screen Rate”); provided, that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurocurrency Rate” shall be the Interpolated Rate, or if it is not possible to calculate an Interpolated Rate for that Eurocurrency Borrowing, the interest rate per annum determined by the Administrative Agent (including by reference to any applicable published market data) to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of the Interest Period. “Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to the Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Adjusted Eurocurrency Rate for each outstanding Eurocurrency Borrowing shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excess Cash Flow” has the meaning assigned to such term in the Existing Credit Agreement. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Information” has the meaning assigned to such term in Section 2.11(i). “Excluded Property” means (i) any lease, lease in respect of a Capital Lease Obligation, license, contract, permit, Instrument, Security or franchise agreement to which such Loan Party is a party or any property subject to a purchase money security interest, or any property governed by any such lease, lease in respect of a Capital Lease Obligation, license, contract, permit, Instrument, Security or franchise agreement or purchase money arrangement and any of its rights or interest thereunder, to the extent, but only to the extent, that a grant of a security interest therein in favor of the Collateral Agent would, under the terms of such lease, lease in respect of a Capital Lease Obligation, license, contract, permit, Instrument, Security or franchise agreement or purchase money arrangement, be prohibited by or result in a violation of law, rule or regulation or a breach of the terms or a condition of, or constitute a default or forfeiture under, or create a right of termination in favor of or require a consent (other than the consent of any Loan Party and any such consent which has been obtained (it being understood and agreed that no Loan Party or Restricted Subsidiary shall be required to seek any such consent)) of any other party to, such lease, lease in respect of a Capital Lease Obligation, license, contract, permit, Instrument, Security or franchise agreement or purchase money arrangement (except in the case of a lease in respect of a Capital Lease Obligation or property subject to a Lien permitted pursuant to Sections 6.02(c) (to the extent liens are of the type described in clause (e) of Section 6.02), (d) or (e), other than to the extent that any such law, rule, regulation, term, prohibition, restriction or condition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any 32

successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, and other than receivables and proceeds of any of the foregoing the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such law, rule, regulation, term, prohibition, restriction or condition); provided that immediately upon the ineffectiveness, lapse or termination of any such law, rule, regulation, term, prohibition, restriction or condition the Collateral shall include, and such Person shall be deemed to have granted a security interest in, all such rights and interests as if such law, rule, regulation, term, prohibition, restriction or condition had never been in effect; (ii) any of the outstanding Equity Interests issued by a (1) Subsidiary of the Borrower that is a Foreign Subsidiary or a CFC Holding Company in excess of 65% of the outstanding Equity Interests of any such Subsidiary and (2) Subsidiary of the Borrower that is a Subsidiary of a Foreign Subsidiary or a CFC Holding Company; (iii) any Equity Interests or assets of a Person to the extent that, and for so long as (x) such Equity Interests constitute less than 100% of all Equity Interests of such Person, and the Person or Persons holding the remainder of such Equity Interests are not Subsidiaries of the Borrower and (y) the granting of a security interest in such Equity Interests in favor of the Collateral Agent are not permitted by the terms of such issuing Person’s organizational or joint venture documents or otherwise require the consent of a Person or Persons who are not Subsidiaries of the Borrower; (iv) any Equity Interests in and assets of an Unrestricted Subsidiary, an Immaterial Subsidiary or a Captive Insurance Subsidiary; (v) (a) any motor vehicles and other assets subject to certificates of title, (b) Letter of Credit Rights to the extent not constituting Supporting Obligations and with a value of less than $5,000,000 individually (except to the extent a security interest therein can be perfected by the filing of Uniform Commercial Code financing statements), and (c) Commercial Tort Claims with a claim value of less than $5,000,000 individually; (vi) any “intent-to-use” trademark applications for which a statement of use or an amendment to allege use has not been filed and accepted by the United States Patent and Trademark Office (but only until such statement or amendment is filed and accepted by the United States Patent and Trademark Office), and solely to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of, or void or cause the abandonment or lapse of, such application or any registration that issues from such intent-to-use application under applicable U.S. law; (vii) any assets owned by a Foreign Subsidiary or a CFC Holding Company; (viii) those assets as to which the Borrower determines (in consultation with the Administrative Agent and in writing) that obtaining a security interest in or perfection thereof are reasonably likely to result in an adverse tax consequence; (ix) those assets as to which the Administrative Agent and Borrower reasonably determine, in writing, that the cost of obtaining a security interest in or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (x) any real property leasehold interests (including any requirement to obtain any landlord waivers, estoppels and consents); (xi) except to the extent a security interest therein can be perfected by the filing of Uniform Commercial Code financing statements, cash and cash equivalents, deposit and securities accounts (including securities entitlements and related assets credited thereto) (in each case, other than cash and cash equivalents constituting Proceeds of other “Collateral”) and any other assets requiring perfection through control agreements or perfection by “control”; provided that the exclusions referred to in this clause (xi) shall not include any Proceeds of any such assets except to the extent such Proceeds constitute Excluded Property; (xii) those assets with respect to which the granting of security interests in such assets would be prohibited by any contract permitted under the terms of this Agreement (not entered into in contemplation thereof and with respect to assets that are subject to 33 such contract), applicable law or regulation (other than to the extent that any such law, rule, regulation, term, prohibition or condition would be rendered ineffective pursuant to Sections 9- 406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, and other than receivables and proceeds of any of the foregoing the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such law, rule, regulation, term, prohibition or condition), or would require governmental or third party (other than any Loan Party) consent, approval, license or authorization or create a right of termination in favor of any Person (other than any Loan Party) party to any such contract (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition); provided that immediately upon the ineffectiveness, lapse or termination of any such law, rule, regulation, term, prohibition, condition or provision the Collateral shall include, and such Person shall be deemed to have granted a security interest in, all such rights and interests as if such law, rule, regulation, term, prohibition, condition or provision had never been in effect; provided that the exclusions referred to in this clause (xii) shall not include any Proceeds of any such assets except to the extent such Proceeds constitute Excluded Property; (xiii) all real property; (xiv) Margin Stock; (xv) the principal amount in excess of 65% of the total principal amount of any intercompany note, or account receivable owed, by any Foreign Subsidiary or CFC Holding Company to or for the benefit of any Loan Party and (xvi) any assets that are located outside of the United States of America or are governed by or arise under the law of any jurisdiction outside of the United States of America (and no action need be taken on or with respect to any such assets to create or perfect a security interest in any such asset, including any intellectual property in any jurisdiction outside of the United States). Notwithstanding anything to the contrary, “Excluded Property” shall not include any Proceeds, substitutions or replacements of any “Excluded Property” referred to in clauses (i) through (xvi) (unless such Proceeds, substitutions or replacements would itself or themselves independently constitute “Excluded Property” referred to in any of clauses (i) through (xvi)). Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC). “Excluded Subsidiaries” means any Subsidiary of the Borrower that is: (a) listed on Schedule 1.02 as of the Closing Date; (b) a CFC or a CFC Holding Company; (c) a not-for-profit Subsidiary; (d) a Joint Venture or a Subsidiary that is not otherwise a wholly-owned Restricted Subsidiary; (e) an Immaterial Subsidiary; (f) an Unrestricted Subsidiary; (g) a Captive Insurance Subsidiary or other special purpose entity, (h) prohibited by applicable Requirement of Law or contractual obligation from guaranteeing or granting Liens to secure any of the Obligations or with respect to which any consent, approval, license or authorization from any Governmental Authority would be required for the provision of any such guaranty (but in the case of such guaranty being prohibited due to a contractual obligation, such contractual obligation shall have been in place at the Closing Date or at the time such Subsidiary became a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary); provided that each such Domestic Restricted Subsidiary shall cease to be an Excluded Subsidiary solely pursuant to this clause (h) if such consent, approval, license or authorization has been obtained (it being understood and agreed that no Loan Party or Restricted Subsidiary shall be required to seek any such consent, approval, license or authorization); (i) with respect to which the Borrower and the Administrative Agent reasonably agree that the cost or other consequences (including adverse 34 tax consequences) of providing a guaranty of the Obligations outweigh the benefits to the Lenders; (j) a direct or indirect Subsidiary of an Excluded Subsidiary; (k) a Securitization Subsidiary; and (l) a Subsidiary that does not have the legal capacity to provide a guarantee of the Obligations; (provided that the lack of such legal capacity does not arise from any action or omission of the Borrower or any other Loan Party); and excluding in any event any Electing Guarantor for so long as such entity is an Electing Guarantor. “Excluded Taxes” means, with respect to any Recipient: (a) Taxes imposed on or measured by such Recipient’s overall net income or profits, and franchise or capital Taxes imposed in lieu of overall net income or profits Taxes, as a result of a present or former connection between the Recipient and the jurisdiction of the Governmental Authority imposing such Tax (other than any such connection arising solely from such Recipient having executed, delivered, enforced, become a party to, performed its obligations, received payments, received or perfected a security interest under, and/or engaged in any other transaction pursuant to, any Loan Document); (b) any branch profits Taxes imposed under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (a); (c) solely with respect to the Obligations, any United States federal withholding Taxes that are imposed on a Recipient pursuant to a law in effect at the time such Recipient becomes a party to this Agreement (or designates a new lending office) except (i) to the extent that such Recipient (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Tax pursuant to Section 2.17 of this Agreement or (ii) if such Recipient is an assignee pursuant to a request by the Borrower under Section 2.19; (d) any withholding Taxes attributable to a Recipient’s failure to comply with Section 2.17(f) or Section 2.17(h), as applicable; and (e) any Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of July 26, 2017 among the Borrower, Zebra Diamond Holdings Limited, the lenders party thereto and JPMorgan Chase Bank, N.A. as tranche A term loan administrative agent, revolving facility administrative agent and collateral agent, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 31, 2018 and that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 9, 2019, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement. “Existing Credit Agreement Restatement Date” means July 26, 2017. “FATCA” means Sections 1471 through 1474 of the Code as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future Treasury regulations or official administrative interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, 35 and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Internal Revenue Code. “FCPA” has the meaning set forth in Section 3.19. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means the Fee Letter dated as of August 4, 2020 between JPMorgan Chase Bank, N.A. and the Borrower. “Financial Covenant Increase Period” has the meaning set forth in Section 6.11(a). “Financial Officer” of any Person means the chief financial officer, vice president of finance, principal accounting officer or treasurer of such Person (or, in the case of any Person that is a Foreign Subsidiary, a director of such Person). “First Lien Indebtedness” means Total Indebtedness that is not subordinated in right of payment to the Loans and is secured by a Lien, other than a Lien that is junior to the Liens securing the Obligations. For the avoidance of doubt, First Lien Indebtedness includes, without limitation, any First Lien Senior Secured Notes, the Loans and the Indebtedness under the Existing Credit Agreement. “First Lien Net Leverage Ratio” means, on any date of determination, the ratio of (a) First Lien Indebtedness, less the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date of determination for which financial statements have been furnished pursuant to Section 5.01. “First Lien Senior Secured Notes” has the meaning assigned to such term in the Existing Credit Agreement. “Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to 36 appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $50,000,000 by the Borrower or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any of the Subsidiaries, or the imposition on the Borrower or any of the Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $50,000,000. “Foreign Disposition” has the meaning assigned to such term in Section 2.11(f). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Pension Plan” shall mean any benefit plan sponsored, maintained or contributed to by the Borrower or any Subsidiary that, under applicable law other than the laws of the United States or any political subdivision thereof, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Prepayment Event” has the meaning assigned to such term in Section 2.11(f). “Foreign Restricted Subsidiary” means any Foreign Subsidiary that is a Restricted Subsidiary. “Foreign Subsidiary” means any Subsidiary that is organized or incorporated under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia. “GAAP” means, subject to the limitations set forth in Section 1.04, generally accepted accounting principles in the United States of America as in effect from time to time. “Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, company, partnership, trust, limited liability company, association, Joint Venture or other business entity. “Governmental Authority” means the government of the United States of America and any other nation or any political subdivision thereof, whether state, county, provincial, local or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). 37

“Granting Lender” has the meaning assigned to such term in Section 9.04(e). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “Guarantee” shall not include (x) endorsements for collection or deposit in the ordinary course of business and (y) standard contractual indemnities or product warranties provided in the ordinary course of business; and provided further that the amount of any Guarantee shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee or, if such Guarantee is not an unconditional guarantee of the entire amount of the primary obligation and such maximum amount is not stated or determinable, the amount of such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The term “Guaranteed” has a meaning correlative thereto. “Hazardous Materials” means all explosive or radioactive substances, materials or wastes and all hazardous or toxic substances, materials, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances, materials or wastes of any nature regulated pursuant to any Environmental Law. “Immaterial Subsidiary” means, at any date of determination, any Domestic Restricted Subsidiary of the Borrower that has been designated by the Borrower in writing to the Administrative Agent as an “Immaterial Subsidiary” for purposes of this Agreement; provided that (a) for purposes of this Agreement, at no time shall (i) the consolidated total assets of all Immaterial Subsidiaries as of the last day of the then most recent fiscal year of the Borrower for which financial statements have been delivered equal or exceed 5.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date, determined on a Pro Forma Basis or (ii) the consolidated revenues (other than revenues generated from the sale or license of property between any of the Borrower and its Restricted Subsidiaries) of all Immaterial Subsidiaries for the then most recent fiscal year of the Borrower for which financial statements have been delivered equal or exceed 5.0% of the consolidated revenues (other than revenues generated from the sale or license of property between any of the Borrower and its Restricted Subsidiaries) of the Borrower and the Restricted Subsidiaries for such period, determined on a Pro Forma Basis, (b) at any time and from time to time, the Borrower may designate any Restricted Subsidiary as a new Immaterial Subsidiary so long as, after giving effect to such designation, the consolidated assets and consolidated revenues of all Immaterial Subsidiaries do not exceed the limits set forth in clause (a) 38 above at such time of designation and (c) if, as of the date the financial statements for any fiscal year of the Borrower are delivered or required to be delivered pursuant to Section 5.01(a), the consolidated assets or revenues of all Restricted Subsidiaries so designated by the Borrower as “Immaterial Subsidiaries” shall have, as of the last day of such fiscal year, exceeded the limits set forth in clause (a) above, then within 10 Business Days (or such later date as agreed by the Administrative Agent in its reasonable discretion) after such date, the Borrower shall redesignate one or more current Immaterial Subsidiaries as a Domestic Restricted Subsidiary that is not an Immaterial Subsidiary, in each case in a written notice to the Administrative Agent, such that, as a result thereof, the consolidated assets and revenues of all Restricted Subsidiaries that are still designated as “Immaterial Subsidiaries” do not exceed such limits. Upon any such Restricted Subsidiary ceasing to be an Immaterial Subsidiary pursuant to the preceding sentence, such Restricted Subsidiary, to the extent not otherwise qualifying as an Excluded Subsidiary, shall comply with Section 5.10, to the extent applicable. “Incremental Loans” has the meaning assigned to such term in the Existing Credit Agreement. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all obligations of the type described in clauses (a), (b), (c), (d), (f), (g), (h), (i), (j) or (k) of this definition of “Indebtedness” of others secured by (or for which the holder of such Indebtedness has an existing unconditional right to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, (f) all Guarantees by such Person of obligations of the type described in clauses (a), (b), (c), (d), (e), (g), (h), (i), (j) or (k) of this definition of “Indebtedness” of others, (g) the principal component of Capital Lease Obligations of such Person, (h) all reimbursement obligations of such Person as an account party in respect of letters of credit and letters of guaranty (except to the extent such letters of credit or letters of guaranty relate to trade payables and such outstanding amounts are satisfied within 30 days of incurrence), (i) all reimbursement obligations of such Person in respect of bankers’ acceptances (except to the extent such bankers’ acceptances relate to trade payables and such outstanding amounts are satisfied within 30 days of incurrence), (j) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Disqualified Equity Interests of such Person to the extent that such purchase, redemption, retirement or other acquisition is required to occur on or prior to the Maturity Date in effect at the time of issuance of such Equity Interests (other than as a result of a Change in Control, asset sale or similar event), and (k) to the extent not otherwise included in this definition, net obligations of such Person under Swap Obligations (the amount of any such obligations to be equal at any time to the net payments under such agreement or arrangement giving rise to such obligation that would be payable by such Person at the termination of such agreement or arrangement; provided, however, that (A) intercompany Indebtedness and (B) obligations constituting non-recourse Indebtedness shall only constitute “Indebtedness” for purposes of Section 6.01 and not for any other purpose hereunder). The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner to the extent such Person is liable therefor as a result of such Person’s ownership interest in such entity, except to the extent the terms of such 39

Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, in no event shall the following constitute Indebtedness: (v) trade accounts payable, deferred revenues, liabilities associated with customer prepayments and deposits and any such obligations incurred under ERISA, and other accrued obligations (including transfer pricing), in each case incurred in the ordinary course of business, (w) operating leases, (x) customary obligations under employment agreements and deferred compensation and (y) deferred revenue and deferred tax liabilities. Notwithstanding the foregoing, the term “Indebtedness” shall not include contingent post-closing purchase price adjustments, non-compete or consulting obligations or earn-outs to which the seller in an Acquisition or Investment may become entitled. The amount of Indebtedness of any Person for purposes of clause (e) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning assigned to such term in Section 9.03. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03. “Information” has the meaning assigned to such term in Section 9.12. “Intellectual Property” means all rights, priorities and privileges in or to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, patents, trademarks, service marks, trade names, technology, know-how, trade secrets and processes, all registrations and applications for registration of any of the foregoing, and all goodwill associated with any of the foregoing. “Intercompany License Agreement” means any cost sharing agreement, commission or royalty agreement, license or sub-license agreement, distribution agreement, services agreement, Intellectual Property rights transfer agreement or any related agreements, in each case where all the parties to such agreement are one or more of the Borrower or a Restricted Subsidiary. “Intercreditor Agreement” means the Intercreditor Agreement executed and delivered on the Closing Date by the Collateral Agent and JPMorgan Chase Bank, N.A., in its capacity as collateral agent under the Existing Credit Agreement, and acknowledged by the Borrower, substantially consistent with the terms set forth in Exhibit K-1, as such may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the 40 case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or twelve months thereafter or any duration shorter than one month thereafter if, at the time of the relevant Borrowing or conversion or continuation thereof, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect or, if the Administrative Agent and the Borrower agree, such other period whose end would coincide with a payment due date on the Loans pursuant to Section 2.10; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, in relation to any Eurocurrency Rate, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Eurocurrency Rate for the longest period (for which the applicable Eurocurrency Rate is available for the applicable currency) that is shorter than the Interest Period of that Eurocurrency Loan and (b) the applicable Eurocurrency Rate for the shortest period (for which such Eurocurrency Rate is available for the applicable currency) that exceeds the Interest Period of that Eurocurrency Loan, in each case, as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, provided that for the purposes of calculating the Interpolated Rate, the shortest period for which the relevant Eurocurrency Rate is available shall be one month. “Investment” means (i) any purchase or other acquisition by the Borrower or any of the Restricted Subsidiaries of, or of a beneficial interest in, any Equity Interests or Indebtedness of any other Person (including any Subsidiary) and (ii) any loan or advance constituting Indebtedness made by the Borrower or any of its Restricted Subsidiaries to any other Person (other than accounts receivable, trade credit, prepayments to, or deposits with, vendors, advances to officers, directors, members of management and employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Borrower or any of the Restricted Subsidiaries to any other Person (including any Subsidiary); provided that, in the event that any Investment is made by the Borrower or any Restricted Subsidiary in any Person through substantially concurrent interim transfers of any amount through any other Restricted Subsidiaries, then such other substantially concurrent interim transfers shall be disregarded for purposes of Section 6.04. The amount of any Investment outstanding as of any time shall be the original cost of such Investment (which, in the case of any Investment constituting the contribution of an asset or property, shall be based on the Borrower’s 41 good faith estimate of the fair market value of such asset or property at the time such Investment is made) plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, less all Returns received by the Borrower or any Restricted Subsidiary in respect thereof. “IRS” means the United States Internal Revenue Service. “Joint Bookrunners” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., MUFG Union Bank, N.A. and PNC Capital Markets LLC, each in its capacity as a joint bookrunner. “Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., MUFG Union Bank, N.A. and PNC Capital Markets LLC, each in its capacity as a joint lead arranger. The Joint Lead Arrangers are sometimes also referred to herein as the “Arrangers.” “Joint Venture” means a joint venture, partnership or similar arrangement, whether in corporate, partnership or other legal form. “Lenders” means the Persons who are “Lenders” under this Agreement on the Closing Date and any other Person that shall have become a party hereto as a Lender pursuant to Section 9.04, other than any such Person that ceases to be a party hereto pursuant to Section 9.04. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, charge, assignment by way of security, hypothecation, security interest or similar encumbrance given in the nature of a security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Loan Documents” means this Agreement, the Security Documents, the Subsidiary Guaranty and each schedule, exhibit or annex to any of the foregoing. “Loan Parties” means the Borrower and the Subsidiary Loan Parties. “Loans” means the loans made by any Lenders to the Borrower pursuant to this Agreement. “LTM EBITDA” means, at any time, Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date of determination for which financial statements have been furnished pursuant to Section 5.01. “Margin Stock” has the meaning assigned thereto in Regulation U of the Board. “Material Adverse Effect” means a material and adverse effect on (i) the business, assets, results of operations or financial condition of the Borrower and its Restricted Subsidiaries, 42

taken as a whole or (ii) the remedies available to any Agent and the Lenders, collectively, under the Loan Documents. “Material Indebtedness” means any Indebtedness (other than the Loans) of the Borrower or any Restricted Subsidiary in an outstanding principal amount exceeding $50,000,000 at such time. “Material Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary of the Borrower that is not an Immaterial Subsidiary. “Maturity Date” means August 31, 2021 (or if such date is not a Business Day, the next preceding Business Day). “Maximum Rate” has the meaning assigned to such term in Section 9.13. “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate contributes or with respect to which the Borrower or any ERISA Affiliate has any liability. “Net Proceeds” has the meaning assigned to such term in the Existing Credit Agreement. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(c). “Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit F hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender. “NYFRB” means the Federal Reserve Bank of New York. “Obligations” means all obligations of every nature of each Loan Party, including obligations from time to time owed to the Administrative Agent, the Collateral Agent, any other Agent, any Joint Lead Arranger, any Joint Bookrunners, any Documentation Agent, any Syndication Agent, the Lenders or any of them, arising under any Loan Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding), prepayment premiums, fees (including fees which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such fees in the related bankruptcy proceeding), expenses (including expenses which, but for the filing of a petition in bankruptcy solely with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such expenses in the related bankruptcy proceeding), indemnification or otherwise. 43

“Organizational Documents” of any Person means the charter, memorandum and articles of association, articles or certificate of organization or incorporation and bylaws or other organizational or governing or constitutive documents of such Person. “Other Applicable Indebtedness” has the meaning assigned to such term in Section 2.11(c). “Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, sales, property, intangible, filing or similar Taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery, performance, registration or enforcement of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment (but without prejudice to the provisions of Section 2.19) as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning specified in Section 9.04(c). “Participating Lender” has the meaning assigned to such term in the definition of “Dutch Auction”. “Participating Member State” means each state so described in any EMU Legislation. “Patriot Act” has the meaning assigned to such term in Section 9.14. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any Acquisition by the Borrower or any Restricted Subsidiary if (a) at the time of execution of a binding agreement in respect of such Acquisition, no Event of Default has occurred and is continuing or would result therefrom, (b) all actions required to be taken with respect to such acquired or newly formed Restricted Subsidiary (other than any Excluded Subsidiary) or such acquired assets (other than Excluded Property) under Section 5.10 and Section 5.11 will be taken in accordance therewith (to the extent required), (c) after giving effect to such Acquisition, the Borrower and its Restricted Subsidiaries are in compliance with Section 5.13 and (d) the Borrower has delivered to the Administrative Agent a certificate of its Financial Officer to the effect set forth in clauses (a), (b) and (c) above; provided that the conditions in clause (d) of this definition shall not be applicable to any such Acquisition having a purchase price (which shall be deemed (i) to include the principal amount of Indebtedness that is assumed pursuant to Section 6.01(e) or otherwise incurred in connection with such Acquisition and (ii) to exclude any (x) Qualified Equity Interests issued in payment of any portion of such purchase price 44 and (y) fees and expenses incurred in connection with such Acquisition) less than or equal to $100,000,000. “Permitted Encumbrances” means: (a) Liens imposed by law for taxes, assessments or other governmental charges or levies that are not yet due or delinquent, are not more than 60 days overdue (or, if more than 60 days overdue, are unfiled and no other action has been taken with respect to such Lien), are not required to be paid pursuant to Section 5.04, or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, suppliers’, construction contractors’, workmen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and other like Liens imposed by law or contract, arising in the ordinary course of business and securing obligations (i) that are not yet due or delinquent or (ii)(x) that are not overdue by more than 60 days (or, if more than 60 days overdue, are unfiled and no other action has been taken with respect to such Lien), (y) are not required to be paid pursuant to Section 5.05 or (z) are being contested on terms similar to such terms set forth in Section 5.04; (c) Liens, pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) (i) Liens, pledges and deposits to secure the performance of bids, government contracts, trade contracts (other than for borrowed money), leases, statutory obligations, deductibles, co-payment, co-insurance, retentions, premiums, reimbursement obligations or similar obligations to providers of insurance, self-insurance or reinsurance obligations, surety, stay, customs and appeal or similar bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) and other similar obligations and (ii) obligations in respect of letters of credit or bank guarantees that have been posted to support payment of the items set forth in clause (i) of this section (d); (e) attachment or judgment liens in respect of judgments or decrees that do not constitute an Event of Default under Section 7.01(j); (f) easements, zoning restrictions, rights-of-way, encroachments, minor defects or irregularities in title and similar encumbrances on real property imposed by law or arising in the ordinary course of business and that either (i) individually or in the aggregate do not materially interfere with the ordinary conduct of business of the Borrower and its Restricted Subsidiaries, taken as a whole or (ii) are described in a mortgage policy of title insurance or survey with respect to any real property; (g) customary rights of first refusal and tag, drag and similar rights in Joint Venture agreements; (h) Liens on Cash Equivalents described in clause (d) of the definition of the term “Cash Equivalents”; and 45

(i) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any Requirement of Law. “Permitted First Priority Replacement Debt” has the meaning assigned to such term in the Existing Credit Agreement. “Permitted Refinancing” means modifications, replacements, restructurings, refinancings, refundings, renewals, amendments, restatements or extensions of all or any portion of Indebtedness (including any type of debt facility or debt security); provided that (a) the amount of such Indebtedness is not increased (unless the additional amount is permitted pursuant to another provision of Section 6.01) at the time of such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension except by an amount equal to the existing unutilized commitments thereunder, accrued but unpaid interest thereon and a reasonable premium paid, and fees and expenses reasonably incurred, in connection with such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension (including any fees and original issue discount incurred in respect of such resulting Indebtedness), (b) the direct and contingent obligors of such Indebtedness shall not be expanded as a result of or in connection with such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension (other than to the extent (i) any such additional obligors are or will become a Loan Party, (ii) none of such obligors on the Indebtedness being modified, replaced, restructured, refinanced, refunded, renewed, amended, restated or extended are Loan Parties or (iii) as otherwise permitted by Section 6.01), (c) to the extent such Indebtedness being so refinanced, refunded, restructured, renewed or extended is subordinated in right of payment and/or in right of Lien to any of the Obligations, such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension is subordinated in right of payment and/or in right of Lien (or, in the case of Lien subordination, not secured) to such Obligations on terms (taken as a whole) at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so modified, replaced, restructured, refinanced, refunded, renewed, amended, restated or extended (as determined in good faith by the Borrower) or otherwise reasonably acceptable to the Administrative Agent, (d) other than with respect to Indebtedness under Section 6.01(d) or (e), such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension has a final maturity date equal to or later than the final maturity date of, the Indebtedness being refinanced, refunded, restructured, renewed or extended and (e) other than with respect to Indebtedness under Section 6.01(d) or (e), at the time of such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension of such Indebtedness, no Event of Default shall have occurred and be continuing or result therefrom. “Permitted Sale Leaseback” means any Sale Leaseback with respect to the sale, transfer or Disposition of real property or other property consummated by the Borrower or any of its Restricted Subsidiaries after the Closing Date; provided that any such Sale Leaseback that is not between (i) a Loan Party and another Loan Party or (ii) a Restricted Subsidiary that is not a Loan Party and another Restricted Subsidiary that is not a Loan Party must be, in each case, consummated for fair value as determined at the time of consummation in good faith by the Borrower or such Restricted Subsidiary (which such determination may take into account any 46 retained interest or other Investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback). “Permitted Second Priority Replacement Debt” has the meaning assigned to such term in the Existing Credit Agreement. “Person” means any natural person, corporation, company, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” has the meaning assigned to such term in Section 5.01. “Prepayment Event” means: (a) any Disposition (including pursuant to a Sale Leaseback transaction and by way of merger or consolidation) of any property or asset of the Borrower or any Restricted Subsidiary permitted pursuant to clause (j) or (s) of Section 6.05 resulting in aggregate Net Proceeds exceeding (A) $7,500,000 in the case of any single transaction or series of related transactions and (B) $17,500,000 for all such transactions during any fiscal year of the Borrower; (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary with a fair market value immediately prior to such event equal to or greater than $5,000,000; or (c) the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01 or otherwise permitted by the Required Lenders (other than Credit Agreement Refinancing Indebtedness). “Prepayment Trigger” has the meaning assigned to such term in Section 2.11(c). “Pro Forma Basis” means, with respect to the calculation of the First Lien Net Leverage Ratio, the Total Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Consolidated Interest Coverage Ratio, the amount of Consolidated EBITDA or Consolidated Total Assets or any other financial test or ratio hereunder, for purposes of determining the permissibility of asset sales, prepayments required pursuant to Section 2.11(c) and Section 2.11(d) and for any other specified purpose hereunder, and for purposes of determining compliance with the covenants under Section 6.11, in each case as of any date, that such calculation shall give pro forma effect to the Transactions and all Specified Transactions (with any such incurrence of Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) (and the application of the proceeds from any such asset sale or debt incurrence) that have occurred during the relevant testing period for which such financial test or ratio is being calculated and, except as 47 set forth in the proviso below, during the period immediately following the Applicable Date of Determination therefor and prior to or simultaneously with the event for which the calculation of any such ratio on such date of determination is made, including pro forma adjustments arising out of events which are attributable to the Transactions or the proposed Specified Transaction, including giving effect to those specified in accordance with the definition of “Consolidated EBITDA,” in each case as certified on behalf of the Borrower by a Financial Officer of the Borrower, using, for purposes of determining such compliance with a financial test or ratio (including any incurrence test), the historical financial statements of all entities, divisions or lines or assets so acquired or sold and the consolidated financial statements of the Borrower and/or any of its Restricted Subsidiaries, calculated as if the Transactions or such Specified Transaction, and all other Specified Transactions that have been consummated during the relevant period, and any Indebtedness incurred or repaid in connection therewith, had been consummated (and the change in Consolidated EBITDA resulting therefrom) and incurred or repaid at the beginning of such period and Consolidated Total Assets shall be calculated after giving effect thereto; provided that, notwithstanding anything in this definition to the contrary, when calculating the Total Secured Net Leverage Ratio for purposes of the definition of “Required ECF Percentage”, the definition of “Required Asset Percentage” and determining actual compliance (and not pro forma compliance or compliance on a Pro Forma Basis) with Section 6.11, the events described in this definition that occurred after the Applicable Date of Determination shall not be given pro forma effect. Whenever pro forma effect is to be given to the Transactions or a Specified Transaction, the pro forma calculations shall be made in good faith by a Financial Officer of the Borrower (including adjustments for costs and charges arising out of the proposed Specified Transaction and the “run rate” cost savings and synergies resulting from such Specified Transaction that have been or are reasonably anticipated to be realizable (“run rate” means the full recurring benefit for a test period that is associated with any action taken or expected to be taken or for which a plan for realization has been established (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements), net of the amount of actual benefits realized during such test period from such actions), and any such adjustments included in the initial pro forma calculations shall continue to apply to subsequent calculations of such financial ratios or tests, including during any subsequent test periods in which the effects thereof are expected to be realizable); provided that (i) such amounts are projected by the Borrower in good faith to result from actions either taken or expected to be taken or a plan for realization shall have been established within 24 months after the end of the test period in which the Specified Transaction occurred and, in each case, certified by a Financial Officer of the Borrower and (ii) no amounts shall be added pursuant to this paragraph to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA for such test period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation is made had been the applicable rate for the entire test period (taking into account any interest hedging arrangements applicable to such Indebtedness). Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered 48 rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or the applicable Restricted Subsidiary may designate. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Projections” has the meaning assigned to such term in Section 5.01(d). “Proposed Change” has the meaning assigned to such term in Section 9.02(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning assigned to such term in Section 5.01. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.20. “QMA Notice” has the meaning assigned to such term in the definition of “Qualifying Material Acquisition”. “Qualified Equity Interests” means any Equity Interests other than Disqualified Equity Interests. “Qualified Securitization Financing” means any Securitization Facility of a Securitization Subsidiary that meets the following conditions: (i) the Borrower shall have determined in good faith that such Securitization Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and its Restricted Subsidiaries; (ii) all sales of Securitization Assets and related assets by the Borrower or any Restricted Subsidiary to a Securitization Subsidiary or any other Person are made at fair market value (as determined in good faith by the Borrower); (iii) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings; and (iv) the obligations under such Securitization Facility are non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such facilities) to the Borrower or any of its Restricted Subsidiaries (other than a Securitization Subsidiary). “Qualifying Bids” has the meaning assigned to such term in the definition of “Dutch Auction”. “Qualifying Material Acquisition” means any Acquisition, if the aggregate amount of consideration paid in respect of, and indebtedness incurred to finance, such Acquisition is in the aggregate at least $250,000,000 and the Borrower has designated such Acquisition as a “Qualifying Material Acquisition” by written notice (a “QMA Notice”) to the Administrative Agent; provided that the Total Net Leverage Ratio most recently determined prior to delivery of 49 such QMA Notice but recalculated on a Pro Forma Basis for such Acquisition must be less than or equal to 3.75:1.00. “Receivables Assets” means (a) any accounts receivable owed to the Borrower or a Restricted Subsidiary subject to a Receivables Facility and the proceeds thereof and (b) all collateral securing such accounts receivable, all contracts and contract rights, guarantees or other obligations in respect of such accounts receivable, all lock-box accounts and all records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in connection with a non-recourse accounts receivable factoring arrangement and which are sold, conveyed, assigned or otherwise transferred or pledged by the Borrower or a Restricted Subsidiary to a commercial bank, any other financial institution or an Affiliate of any of the foregoing in connection with a Receivables Facility. “Receivables Facility” means an arrangement between the Borrower or a Restricted Subsidiary and a commercial bank, any other financial institution or an Affiliate of any of the foregoing pursuant to which (a) the Borrower or such Restricted Subsidiary, as applicable, sells (directly or indirectly) to such commercial bank or financial institution (or such Affiliate of any of the foregoing) accounts receivable owing by customers, together with Receivables Assets related thereto, at a maximum discount, for each such account receivable, not to exceed 10.0% of the face value thereof, (b) the obligations of the Borrower or such Restricted Subsidiary, as applicable, thereunder are non-recourse (except for Securitization Repurchase Obligations) to the Borrower and such Restricted Subsidiary and (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings, and shall include any guaranty in respect of such arrangement. “Recipient” means, as applicable, (a) any Lender or (b) solely for U.S. federal withholding Tax purposes, any Beneficial Owner. “Redemption Notice” has the meaning assigned to such term in Section 6.06. “Refinancing Notes” has the meaning assigned to such term in the Existing Credit Agreement. “Register” has the meaning assigned to such term in Section 9.04. “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, employees, trustees, agents and advisors of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata). 50

“Relevant Governmental Body” means the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto. “Reply Amount” has the meaning assigned to such term in the definition of “Dutch Auction”. “Reply Discount” has the meaning assigned to such term in the definition of “Dutch Auction”. “Required Asset Percentage” means, with respect to any Prepayment Event pursuant to Section 2.11(c), (a) 100%, if the Total Secured Net Leverage Ratio calculated on a Pro Forma Basis is greater than or equal to 4.00 to 1.00, (b) 50%, if the Total Secured Net Leverage Ratio calculated on a Pro Forma Basis is less than 4.00 to 1.00 but greater than or equal to 3.00 to 1.00 and (c) 0%, if the Total Secured Net Leverage Ratio calculated on a Pro Forma Basis is less than 3.00 to 1.00. “Required ECF Percentage” means, with respect to any fiscal year of the Borrower, (a) 50%, if the Total Secured Net Leverage Ratio at the end of such fiscal year is greater than or equal to 4.00 to 1.00, (b) 25%, if the Total Secured Net Leverage Ratio at the end of such fiscal year is less than 4.00 to 1.00 but greater than or equal to 3.00 to 1.00 and (c) 0%, if the Total Secured Net Leverage Ratio at the end of such fiscal year is less than 3.00 to 1.00; provided that if any prepayments are made after the end of such fiscal year and prior to the date that is 30 Business Days after the end of such fiscal year, the Required ECF Percentage shall be recalculated as of the date of such prepayment to give effect thereto. “Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Loans representing more than 50% of the aggregate outstanding Loans at such time. No Defaulting Lender shall be included in the calculation of Required Lenders and the Loans of any Defaulting Lender shall be disregarded in determining the Required Lenders at any time. “Requirement of Law” means, with respect to any Person, any statute, law, treaty, rule, regulation, order, executive order, ordinance, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” of any Person means the chief executive officer, president or any Financial Officer of such Person, and any other officer (or, in the case of any such Person that is a Foreign Subsidiary, director or managing partner or similar official) of such Person with responsibility for the administration of the obligations of such Person under this Agreement. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, 51 cancelation or termination of any Equity Interests in the Borrower or any Restricted Subsidiary, or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Restricted Subsidiary, other than the payment of compensation in the ordinary course of business to holders of any such Equity Interests who are employees of the Borrower or any Restricted Subsidiary and other than payments of intercompany indebtedness permitted under this Agreement. “Restricted Subsidiary” means any Subsidiary other than an Unrestricted Subsidiary. “Retained Declined Proceeds” has the meaning set forth in Section 2.11(g). “Return” means, with respect to any Investment, any dividend, distribution, repayment of principal, income, profit (from a disposition or otherwise) and any other amount received or realized in respect thereof in each case that represents a return of capital. “Return Bid” has the meaning assigned to such term in the definition of “Dutch Auction”. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc. or any successor thereto. “Sale Leaseback” means any transaction or series of related transactions pursuant to which the Borrower or any of the Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed. “Sanctions” has the meaning set forth in Section 3.19. “Screen Rate” has the meaning assigned to such term in the definition of “Eurocurrency Rate.” “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent and the Lenders. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended. “Securitization Asset” means (a) any accounts receivable or related assets and the proceeds thereof, in each case subject to a Securitization Facility and (b) all collateral securing such receivable or asset, all contracts and contract rights, guarantees or other obligations in respect of such receivable or asset, lockbox accounts and records with respect to such receivables or asset and any other assets customarily transferred (or in respect of which security interests are customarily granted), together with receivables or assets in a securitization financing and which in 52 the case of clause (a) and (b) above are sold, conveyed, assigned or otherwise transferred or pledged by the Borrower or any Restricted Subsidiary in connection with a Qualified Securitization Financing. “Securitization Facility” means any transaction or series of securitization financings that may be entered into by the Borrower or any of its Restricted Subsidiaries pursuant to which the Borrower or any of its Restricted Subsidiaries may sell, convey or otherwise transfer, or may grant a security interest in, Securitization Assets to either (a) a Person that is not a Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells such Securitization Assets to a Person that is not a Restricted Subsidiary, or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not a Restricted Subsidiary in connection with, any Qualified Securitization Financing or a Receivables Facility. “Securitization Repurchase Obligation” means any obligation of a seller (or any guaranty of such obligation) of Securitization Assets or Receivables Assets in a Qualified Securitization Financing or a Receivables Facility to repurchase Securitization Assets or Receivables Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means any Subsidiary of the Borrower in each case formed for the purpose of and that solely engages in one or more Qualified Securitization Financings and other activities reasonably related thereto or another Person formed for the purpose of engaging in a Qualified Securitization Financing in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets. “Security Documents” means the Collateral Agreement, each of the agreements listed on Schedule 5.11(c) executed and delivered by the Loan Parties party thereto and the Collateral Agent, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.10 or Section 5.11 to secure the Obligations. “Senior Representative” means, with respect to any series of Permitted First Priority Replacement Debt or Permitted Second Priority Replacement Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website. 53

“Software” means any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and all documentation including user manuals and other training documentation related to any of the foregoing. “SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR. “Solvency Certificate” means the solvency certificate executed and delivered by a Financial Officer of the Borrower on the Closing Date, substantially in the form of Exhibit C. “Solvent” means, with respect to the Borrower and its Restricted Subsidiaries, on a consolidated basis, that as of the date of determination: (a) the fair value of the assets (on a going concern basis) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property (on a going concern basis) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the ordinary course of business; (c) the Borrower and its Restricted Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the ordinary course of business; and (d) the Borrower and its Restricted Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business contemplated as of the date hereof for which they have unreasonably small capital. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “Specified Transaction” means any (a) disposition of all or substantially all the assets of or all the Equity Interests of any Restricted Subsidiary of the Borrower or of any product line, business unit, line of business or division of the Borrower or any of the Restricted Subsidiaries of the Borrower for which historical financial statements are available, (b) Permitted Acquisition, (c) Investment that results in a Person becoming a Restricted Subsidiary of the Borrower (which, for purposes hereof, shall be deemed to also include (1) the merger, consolidation, liquidation or similar amalgamation of any Person into the Borrower or any Restricted Subsidiary, so long as the Borrower or such Restricted Subsidiary is the surviving Person, and (2) the transfer of all or substantially all of the assets of a Person to the Borrower or any Restricted Subsidiary), (d) designation of any Restricted Subsidiary as an Unrestricted Subsidiary, or of any Unrestricted Subsidiary as a Restricted Subsidiary or (e) the proposed incurrence of Indebtedness or making of a Restricted Payment or payment in respect of Indebtedness in respect of which compliance with any financial ratio is by the terms of this Agreement required to be calculated on a Pro Forma Basis. “SPV” has the meaning assigned to such term in Section 9.04. 54

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Receivables Facility or a Securitization Facility, including, without limitation, those relating to the servicing of the assets of a Securitization Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking or, in the case of a Receivables Facility, a non-credit related recourse accounts receivables factoring arrangement. “Sterling” or “£” means the lawful currency of the United Kingdom. “Subordinated Indebtedness” means Indebtedness incurred by a Loan Party that is contractually subordinated in right of payment to the prior payment of all Obligations of such Loan Party under the Loan Documents. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, company, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power for the election of the members of the governing body or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned or controlled by the parent and/or one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Borrower. “Subsidiary Guaranty” means the Subsidiary Guaranty executed and delivered by the Subsidiary Loan Parties on the Closing Date substantially in the form of Exhibit E, together with each supplement to the Subsidiary Guaranty in respect of the Obligations delivered pursuant to Section 5.10, as such may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Subsidiary Loan Party” means any Domestic Restricted Subsidiary that has Guaranteed the Obligations pursuant to the Subsidiary Guaranty; provided that no Domestic Restricted Subsidiary that is an Excluded Subsidiary shall be required to Guarantee the Obligations. “Supported QFC” has the meaning assigned to it in Section 9.20. “Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward contracts, future contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, repurchase agreements, reverse repurchase agreements, sell buy back and buy sell back agreements, and securities lending and borrowing agreements or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published 55 by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Syndication Agents” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., MUFG Union Bank, N.A. and PNC Capital Markets LLC, each in its capacity as a syndication agent in respect of the credit facilities provided herein. “Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is designed to permit the lessee (a) to treat such lease as an operating lease, or not to reflect the leased property on the lessee’s balance sheet, under GAAP and (b) to claim depreciation on such property for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor. “Synthetic Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Synthetic Lease, and the amount of such obligations shall be equal to the sum (without duplication) of (a) the capitalized amount thereof that would appear on a balance sheet of such Person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations and (b) the amount payable by such Person as the purchase price for the property subject to such lease assuming the lessee exercises the option to purchase such property at the end of the term of such lease. “Target Person” has the meaning assigned to such term in Section 6.04. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, assessments, fees, other charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan Exchange Notes” has the meaning assigned to such term in the Existing Credit Agreement. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date” means the date upon which all of the Obligations (other than contingent indemnification obligations not yet due and payable) have been paid in full. “Total Indebtedness” means, as of any date, the aggregate outstanding principal amount of funded Indebtedness of the Borrower and its Restricted Subsidiaries, on a consolidated basis, for borrowed money, Capital Lease Obligations and purchase money Indebtedness (other than any intercompany indebtedness). Total Indebtedness shall exclude Indebtedness in an 56 aggregate amount of up to $300,000,000 in respect of any Receivables Facility or Qualified Securitization Financing or Cash Management Services. “Total Net Leverage Ratio” means, on any date of determination, the ratio of (a) Total Indebtedness, less the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date of determination for which financial statements have been furnished pursuant to Section 5.01. “Total Secured Net Leverage Ratio” means, on any date of determination, the ratio of (a) Total Indebtedness as of such date that is secured by Liens on any Collateral, less the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior such date of determination for which financial statements have been furnished pursuant to Section 5.01. “Transaction Costs” means all premiums, fees, costs and expenses incurred or payable by or on behalf of the Borrower or any Restricted Subsidiary in connection with the Transactions or in connection with the negotiation, execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, including to fund any original issue discount, upfront fees or legal fees and to grant and perfect any security interests. “Transactions” means (a) the borrowing of the Loans hereunder on the Closing Date, (b) the Closing Date Acquisition and (c) the payment of Transaction Costs. “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Eurocurrency Rate or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. 57

“Unadjusted Benchmark Replacement” has the meaning assigned to such term in the definition of “Benchmark Replacement”. “Undisclosed Administration” means, in relation to a Lender or its parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company, as the case may be, is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Unfunded Pension Liability” means, with respect to any Plan at any time, the amount of any of its unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA. “Unrestricted Additional Term Notes” has the meaning assigned to such term in the Existing Credit Agreement. “Unrestricted Subsidiary” means (a) a Subsidiary of the Borrower designated as an “Unrestricted Subsidiary” on Schedule 1.04 and any Subsidiary designated as an “Unrestricted Subsidiary” from time to time pursuant to Section 5.12 and (b) any Subsidiary of an Unrestricted Subsidiary. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Prime Rate” means the rate of interest published by The Wall Street Journal (eastern edition), from time to time, as the “U.S. Prime Rate”. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20. “U.S. Tax Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(D). “wholly owned Subsidiary” or “wholly owned subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than (x) directors’ qualifying shares or (y) shares issued to foreign nationals to the extent required by applicable law) are, as of such date, owned, controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person. For the avoidance of doubt, “wholly owned Restricted Subsidiary” means a wholly owned Subsidiary that is a Restricted Subsidiary. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which 58 write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurocurrency Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurocurrency Borrowing”). Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (including pursuant to any permitted refinancing, extension, renewal, replacement, restructuring or increase (in each case, whether pursuant to one or more agreements or with different lenders or different agents), but subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) any reference to any Requirement of Law shall, unless otherwise specified, refer to such Requirement of Law as amended, modified or supplemented from time to time and shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law, (g) the phrase “for the term of this Agreement” and any similar phrases shall mean the period beginning on the Closing Date and ending on the Maturity Date, the term “manifest error” shall be deemed to include any clearly demonstrable error whether or not obvious on the face of the document containing such error and (h) all references to “knowledge” or “awareness” of any Loan Party or a Restricted Subsidiary thereof means the actual knowledge of a Responsible Officer of a Loan Party or such Restricted Subsidiary. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). 59

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time. In the event that any Accounting Change (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into good faith negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower’s and the Subsidiaries’ consolidated financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial ratios, covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to any change, after the Existing Credit Agreement Restatement Date, in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC. Notwithstanding anything in this Agreement to the contrary, any existing requirement of, or any change in, GAAP or the application or interpretation thereof that would require operating leases to be treated similarly as a capital lease shall not be given effect in the definitions of Indebtedness or Liens or any related definitions or in the computation of any financial ratio or requirement. Section 1.05 Pro Forma Calculations. With respect to any period during which the Transactions or any Specified Transaction occurs, for purposes of calculation of the Consolidated Interest Coverage Ratio, Total Net Leverage Ratio, Total Secured Net Leverage Ratio, First Lien Net Leverage Ratio, Consolidated EBITDA and Consolidated Total Assets or for any other purpose hereunder with respect to such period, such calculation shall be made on a Pro Forma Basis. Section 1.06 Currency Translation. (a) For purposes of determining compliance as of any date after the Closing Date with Section 5.10, Section 5.11, Section 5.12, Section 5.17, Section 6.01, Section 6.02, Section 6.03, Section 6.04, Section 6.05, Section 6.06 or Section 6.11, or for purposes of making any determination under Section 7.01(f), (g), (j) or (l), or for any other specified purpose hereunder, amounts incurred or outstanding in currencies other than Dollars shall be translated into Dollars at the exchange rates in effect on the last Business Day of the fiscal quarter immediately preceding the fiscal quarter in which such determination occurs or in respect of which such determination is being made, as such exchange rates shall be determined in good faith by the Borrower by reference to customary indices; provided that for purposes of determining compliance with the First Lien Net Leverage Ratio, Total Secured Net Leverage Ratio, Total Net Leverage Ratio or Consolidated Interest Coverage Ratio on any date of determination, amounts denominated in a currency other than Dollars will be translated into Dollars (i) with respect to income statement items, at the currency exchange rates used in calculating Consolidated Net Income in the Borrower’s latest financial statements delivered pursuant to Section 5.01(a) or (a) and (ii) with respect to balance sheet items, at the currency exchange rates used in calculating balance sheet items in the Borrower’s latest financial 60 statements delivered pursuant to Section 5.01(a) or (a) and will, in the case of Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of Swap Agreements permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. No Default or Event of Default shall arise as a result of any limitation or threshold set forth in Dollars in Section 5.10, Section 5.11, Section 5.12, Section 5.17, Section 6.01, Section 6.02, Section 6.03, Section 6.04, Section 6.05, Section 6.06, Section 6.11 or Section 7.01(f), (g), (j) or (l), being exceeded solely as a result of changes in currency exchange rates from those rates applicable on the last day of the fiscal quarter immediately preceding the fiscal quarter in which such determination occurs or in respect of which such determination is being made. Section 1.07 Rounding. Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding- up for five). For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.125, the ratio will be rounded up to 5.13. Section 1.08 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. Section 1.09 [Reserved]. Section 1.10 Certifications. All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such a Person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity. Section 1.11 Compliance with Article VI. In the event that any Lien, Investment or Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof) meets the criteria of one or more than one of the categories of transactions then permitted pursuant to any clause of such Sections in Article VI, the Borrower, in its sole discretion, may classify or later divide, classify or reclassify such transaction and shall only be required to include the amount and type of such transaction in one of such clauses. Section 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. 61

Section 1.13 Interest Rates; Eurocurrency Rate Notification. The interest rate on Eurocurrency Loans is determined by reference to the Eurocurrency Rate, which may be derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Sections 2.14(b) through (d) of this Agreement, such Sections 2.14(b) through (d) provide a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.14, in advance of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurocurrency Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Sections 2.14(b) through (d), will be similar to, or produce the same value or economic equivalence of, the Eurocurrency Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. ARTICLE II The Credits Section 2.01 Commitments. Subject to the terms and express conditions set forth herein, each Lender severally agrees to make a single term loan to the Borrower on the Closing Date in Dollars in a principal amount equal to its Commitment. Amounts repaid or prepaid in respect of Loans may not be reborrowed. The Commitments will terminate in full upon the making of the Loans. Section 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made to the Borrower by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. 62

(b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000. Borrowings of more than one Type may be outstanding at the same time. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, two Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be confirmed promptly by hand delivery, electronic communication (including Adobe pdf file) or facsimile to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information: (i) the aggregate amount of such Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; (iv) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period;” and (v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Section 2.04 [Reserved]. 63

Section 2.05 [Reserved]. Section 2.06 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by (i) 1:00 p.m., New York City time, in the case of a Eurocurrency Borrowing for which notice has been provided by 11:00 a.m., New York City time, at least two Business Days prior to the date of the proposed Borrowing, or (ii) 3:00 p.m., New York City time, in the case of an ABR Borrowing for which notice has been provided by 12:00 p.m., New York City time, on the date of the proposed Borrowing, in each case to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by wire transfer of the amounts so received, in immediately available funds, to an account of the Borrower, in each case designated by the Borrower in the applicable Borrowing Request. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent, within three Business Days of written notice, such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. (c) Each of the Administrative Agent and each Lender at its option may make any Loan or otherwise perform its obligations hereunder through any office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of the Borrower to repay any Loan in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, all provisions applicable to a Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided that in no event may a Disqualified Lender become a Designated Lender. 64

Section 2.07 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request or designated by Section 2.03 and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be confirmed promptly by hand delivery, electronic communication (including Adobe pdf file) or telecopy to the Administrative Agent of a written Interest Election Request substantially in the form of Exhibit B and signed by the Borrower. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. 65

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default under Sections 7.01(a), 7.01(b), 7.01(h) or 7.01(i) has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as such Event of Default is continuing, no outstanding Borrowing may be continued for an Interest Period of more than one month’s duration. Section 2.08 Termination of Commitments. (a) The Commitments shall automatically terminate in full on the Closing Date after the proceeds of the Loans have been funded in full in accordance with Section 2.01. Section 2.09 Repayment of Loans; Evidence of Debt. (a) The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.10(a)(i). (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender to the Borrower, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder to the Borrower, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall, absent manifest error, be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans made to the Borrower and pay interest thereon in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall promptly prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and substantially in the form of Exhibit F, provided that, except as set forth in Section 4.01(a)(C), the delivery of any such note shall not be a condition precedent to the Closing Date or any Acquisition or Investment. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to such payee and its registered assigns (and ownership shall at all times be recorded in the Register). 66

Section 2.10 Amortization of Loans. (a) (i) Subject to adjustment pursuant to paragraph (b) of this Section and subject to paragraph (i) of Section 2.11, the Borrower shall repay the Loans on each date set forth below in an aggregate principal amount equal to the percentage set forth below opposite such date, in each case representing the applicable percentage of the aggregate principal amount of Loans: Date Loan Amount December 31, 2020 1.25% March 31, 2021 1.25% June 30, 2021 1.25% Maturity Date Any and all then- outstanding Loans. (ii) Without limiting the foregoing, to the extent not previously paid, all Loans shall be due and payable on the Maturity Date. (b) Any prepayment shall be applied (i) in the case of prepayments made pursuant to Section 2.11(a) or (e), to reduce the subsequent scheduled repayments of the Borrowings to be made pursuant to this Section as directed by the Borrower and (ii) in the case of prepayments made pursuant to Section 2.11(c) or Section 2.11(d), to reduce the subsequent scheduled repayments of the Borrowings to be made pursuant to this Section in direct order of maturity. (c) Prior to any repayment of any Borrowings, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by electronic communication (including Adobe pdf file) or telecopy) of such election not later than 1:00 p.m., New York City time, on the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Borrowings shall be accompanied by accrued interest on the amount repaid. Section 2.11 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time, without premium or penalty (but subject to Section 2.16 and the following sentence), to prepay any Borrowing in whole or in part, as selected and designated by the Borrower, subject to the requirements of this Section. Each voluntary prepayment of any Loan pursuant to this Section 2.11(a) and mandatory prepayment pursuant to Section 2.11(e) shall be made without premium or penalty. (b) [Reserved]. 67

(c) Subject to paragraphs (f) and (g) of this Section 2.11, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Prepayment Event referred to in paragraph (a) or (b) of the definition thereof, the Borrower shall, within thirty (30) days after such Net Proceeds are received, prepay Loans on a pro rata basis, in each case in an aggregate amount equal to the Required Asset Percentage of the amount of such Net Proceeds; provided that if the Borrower or any Restricted Subsidiary applies (or commits pursuant to a binding contractual arrangement (including pursuant to a letter of intent) to apply) the Net Proceeds from such event (or a portion thereof) within twelve (12) months after receipt of such Net Proceeds to reinvest such proceeds in the business, including in assets of the general type used or useful in the business of the Borrower and its Restricted Subsidiaries (including in connection with an acquisition or capital expenditures), then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of the twelve-month (or, if committed to be so applied within 12 months of the receipt of such Net Proceeds, eighteen-month) period following receipt of such Net Proceeds, at the end of which period a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; provided, further, that (i) the Borrower shall not be obligated to make any prepayment otherwise required by this paragraph (c) unless and until the aggregate amount of Net Proceeds from all such Prepayment Events, after giving effect to the reinvestment rights set forth herein, exceeds $10,000,000 (the “Prepayment Trigger”) in any fiscal year of the Borrower, but then from all such Net Proceeds (excluding amounts below the Prepayment Trigger) and (ii) the Borrower may use a portion of such Net Proceeds to prepay or repurchase any Indebtedness secured by the Collateral on a pari passu basis with the Liens securing the Obligations (the “Other Applicable Indebtedness”) to the extent required pursuant to the terms of the documentation governing such Other Applicable Indebtedness, in which case, the amount of prepayment required to be made with respect to such Net Proceeds pursuant to this Section 2.11(c) shall be deemed to be the amount equal to the product of (x) the amount of such Net Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Loans required to be prepaid pursuant to this paragraph (c) and the denominator of which is the sum of the outstanding principal amount of such Other Applicable Indebtedness required to be prepaid pursuant to the terms of the documents governing such Other Applicable Indebtedness and the outstanding principal amount of Loans required to be prepaid pursuant to this paragraph (c); (d) Subject to paragraph (f) and (g) of this Section 2.11, following the end of each fiscal year of the Borrower, the Borrower shall prepay Loans in an aggregate amount equal to the Required ECF Percentage of Excess Cash Flow for such fiscal year, provided that such amount shall be reduced by (1) the aggregate principal amount of prepayments (other than prepayments pursuant to Section 2.11(c), (d) or (e)) of Loans and Other Applicable Indebtedness (but in the case of Other Applicable Indebtedness consisting of revolving loans, only to the extent of a corresponding reduction of the related commitment) made during such fiscal year or following the end of such fiscal year but on or prior to the date that is 30 Business Days after the end of such fiscal year and (2) the aggregate amount of Excess Cash Flow attributable to Foreign Restricted Subsidiaries for such fiscal year and, at the option of the Borrower and without duplication across periods, after such fiscal year and prior to the date that is 30 Business Days after the end of such fiscal year. Each prepayment pursuant to this paragraph shall be made not later than the fifth Business Day after the date on which financial 68 statements are required to be delivered pursuant to Section 5.01(a) for the fiscal year with respect to which such prepayment is made (such earlier date, the “ECF Due Date”); provided, further, that the Borrower shall not be obligated to make any prepayment otherwise required by this paragraph unless and until the aggregate amount of prepayments of Excess Cash Flow required to be made pursuant to this paragraph exceeds $10,000,000 in any fiscal year of the Borrower, but then from all such Excess Cash Flow. Notwithstanding anything herein to the contrary, the Borrower shall first be permitted to use any such Net Proceeds to prepay any Indebtedness under the Existing Credit Agreement to the extent required pursuant to the Existing Credit Agreement, in which case, the amount of prepayment required to be made pursuant to this Section 2.11(d) shall be reduced by the outstanding principal amount of such Indebtedness under the Existing Credit Agreement required to be prepaid and actually prepaid pursuant to the Existing Credit Agreement. (e) Subject to paragraph (f) and (g) of this Section 2.11, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Prepayment Event referred to in paragraph (c) of the definition thereof, the Borrower shall, within five Business Days after such Net Proceeds are received, prepay the principal amount of Loans on a pro rata basis, in each case in accordance with Section 2.11(g) and in an aggregate amount equal to 100% of the amount of such Net Proceeds (which prepayment of principal shall be accompanied by payment of accrued and unpaid interest, premiums and fees and expenses associated with such principal amount prepaid); provided that such prepayment shall be subject to the second sentence of Section 2.11(a). Notwithstanding anything herein to the contrary, the Borrower shall first be permitted to use any such Net Proceeds to prepay any Indebtedness under the Existing Credit Agreement to the extent required pursuant to the Existing Credit Agreement, in which case, the amount of prepayment required to be made with respect to such Net Proceeds pursuant to this Section 2.11(e) shall be reduced by the outstanding principal amount of such Indebtedness under the Existing Credit Agreement required to be prepaid and actually prepaid pursuant to the Existing Credit Agreement. (f) Notwithstanding any other provisions of this Section 2.11, (i) to the extent that any or all of the Net Proceeds of any Disposition by a Foreign Subsidiary giving rise to a prepayment pursuant to Section 2.11(c) (a “Foreign Disposition”), the Net Proceeds of any Prepayment Event from a Foreign Subsidiary (a “Foreign Prepayment Event”), or Excess Cash Flow would be (x) prohibited or delayed by applicable local law, (y) restricted by applicable organizational or constitutive documents or any agreement or (z) subject to other onerous organizational or administrative impediments, from being repatriated to the United States, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in Section 2.11(d), or the Borrower shall not be required to make a prepayment at the time provided in Section 2.11(c) or Section 2.11(e), as the case may be, and instead, such amounts may be retained by the applicable Foreign Subsidiary (the Borrower hereby agreeing to use reasonable efforts (as determined in the Borrower’s reasonable business judgment) to otherwise cause the applicable Foreign Subsidiary to within one year following the date on which the respective payment would otherwise have been required, promptly take all actions reasonably required by the applicable local law, applicable organizational or constitutive document or other impediment to permit such repatriation), and if within one year following the date on which the respective payment would otherwise have 69 been required, such repatriation of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable local law, applicable organizational or constitutive document or other impediment, such repatriation will be promptly effected and such repatriated Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than three Business Days after such repatriation could be made) applied (net of additional taxes, costs and expenses payable or reserved against as a result thereof) (whether or not repatriation actually occurs) to the repayment of the Loans pursuant to this Section 2.11 to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith that repatriation of any or all of the Net Proceeds of any Foreign Disposition, Net Proceeds of any Foreign Prepayment Event or Excess Cash Flow would have an adverse tax cost consequence with respect to such Net Proceeds or Excess Cash Flow (which for the avoidance of doubt, includes, but is not limited to, any prepayment where by doing so the Borrower, any Restricted Subsidiary or any of their respective affiliates and/or equity partners would incur a tax liability, including a tax dividend, deemed dividend pursuant to Code Section 956 or a withholding tax), the Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in Section 2.11(d), or the Borrower shall not be required to make a prepayment at the time provided in Section 2.11(c) or Section 2.11(e), as the case may be, and instead, such amounts may be retained by the applicable Foreign Subsidiary. The non-application of any prepayment amounts as a consequence of the foregoing provisions will not, for the avoidance of doubt, constitute a Default or an Event of Default. (g) In connection with any optional or mandatory prepayment of Borrowings hereunder the Borrower shall, subject to the provisions of this paragraph and paragraph (k) of this Section, select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (h) of this Section. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment. Each such Lender may reject all (but not less than all) of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Loans required to be made pursuant to clause (c), (d) or (e) of this Section 2.11 by providing notice to the Administrative Agent at or prior to the time of such prepayment. Any Declined Proceeds remaining thereafter shall be retained by the Borrower (“Retained Declined Proceeds”). (h) The Borrower shall notify the Administrative Agent by telephone (confirmed by electronic communication (including Adobe pdf file) or telecopy) of any prepayment hereunder, (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that a notice of optional prepayment may state that such notice is conditional upon the consummation of an acquisition or sale transaction or upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of any other specified event, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied. Promptly following receipt of any such 70 notice, the Administrative Agent shall advise the Lenders of the contents thereof. Except as otherwise provided herein, each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13. (i) Notwithstanding anything to the contrary contained in this Agreement, so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower or any Restricted Subsidiary (in such case, the foregoing being herein referred to as the “Auction Parties” and each, an “Auction Party”) may repurchase outstanding Loans on the following basis: (A) Such Auction Party may repurchase all or any portion of any Loan pursuant to a Dutch Auction (or such other modified Dutch auction conducted pursuant to similar procedures as the Borrower and the Administrative Agent may otherwise agree); (B) Following repurchase by any Auction Party pursuant to this Section 2.11(i), the Loans so repurchased shall, without further action by any Person, be deemed cancelled for all purposes and no longer outstanding (and may not be resold by any Auction Party) for all purposes of this Agreement, and the principal amount of the Loans so repurchased shall be applied on a pro rata basis to reduce the scheduled remaining installments of principal on such Loans. In connection with any Loans repurchased and cancelled pursuant to this Section 2.11(i), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancellation. Any payment made by any Auction Party in connection with a repurchase permitted by this Section 2.11(i) shall not be subject to any of the pro rata payment or sharing requirements of this Agreement. Notwithstanding anything in this Agreement or any other Loan Documents to the contrary, failure by an Auction Party to make any payment to a Lender required by an agreement permitted by this Section 2.11(i) shall not constitute a Default or an Event of Default; (C) Each Lender that sells its Loans pursuant to this Section 2.11(i) acknowledges and agrees that (i) the Auction Parties may come into possession of additional information regarding the Loans or the Loan Parties at any time after a repurchase has been consummated pursuant to an Auction hereunder that was not known to such Lender or the Auction Parties at the time such repurchase was consummated and that, when taken together with information that was known to the Auction Parties at the time such repurchase was consummated, may be information that would have been material to such Lender’s decision to enter into an assignment of such Loans hereunder (“Excluded Information”), (ii) such Lender will independently make its own analysis and determination to enter into an assignment of its Loans and to consummate the transactions contemplated by an Auction notwithstanding such Lender’s lack of knowledge of Excluded 71

Information and (iii) none of the Auction Parties or any other Person shall have any liability to such Lender with respect to the nondisclosure of the Excluded Information. Each Lender that tenders Loans pursuant to an Auction agrees to the foregoing provisions of this clause (C). The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.11(i) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment requirements) (it being understood and acknowledged that purchases of the Loans by an Auction Party contemplated by this Section 2.11(i) shall not constitute Investments by such Auction Party) or any other Loan Document that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.11(i). (j) Notwithstanding any of the other provisions of this Section 2.11, if any prepayment of Eurocurrency Loans is required to be made under this Section 2.11, prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.11 in respect of any such Eurocurrency Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit with the Administrative Agent in the currency in which such Loan is denominated, the amount of any such prepayment otherwise required to be made hereunder until the last day of such Interest Period (and no Default or Event of Default shall occur solely as a result thereof), at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.11. Such deposit shall constitute cash collateral for the Eurocurrency Loans to be so prepaid; provided that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 2.11. (k) In connection with any voluntary prepayments by the Borrower pursuant to Section 2.11(a), any voluntary prepayment thereof shall be applied first to ABR Loans to the full extent thereof before application to Eurocurrency Loans, in each case in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.16. In connection with any mandatory prepayments by the Borrower of the Loans pursuant to Section 2.11, such prepayments shall be applied on a pro rata basis to the then outstanding Loans being prepaid irrespective of whether such outstanding Loans are ABR Loans or Eurocurrency Loans; provided that if no Lenders exercise the right to waive a given mandatory prepayment of the Loans pursuant to Section 2.11(g), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Loans that are ABR Loans to the full extent thereof before application to Loans that are Eurocurrency Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.16. Section 2.12 Fees. (a) [Reserved]. (b) [Reserved]. 72

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (d) All fees payable hereunder shall be paid by the Borrower on the dates due, in immediately available funds, to the Administrative Agent for distribution (in the case of fees payable for the benefit of the Lenders) to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. (e) The Borrower agrees to pay to the Administrative Agent for the account of each Lender on the Closing Date the fees payable for the benefit of the Lenders as described in the Fee Letter. Such fees will be in all respects fully earned, due and payable on the Closing Date and non-refundable and non-creditable thereafter and may be netted against the Loans made by such Lender to the Borrower. Section 2.13 Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin. (b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin. (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee payable by the Borrower hereunder is not paid when due (after the expiration of any applicable grace period), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section (including the Applicable Margin) or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section; provided that no default rate shall accrue on the Loans of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on written demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted Eurocurrency Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. 73

Section 2.14 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d) and (e) of this Section 2.14, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted Eurocurrency Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, electronic communication (including Adobe pdf file) or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or any continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto; and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the Eurocurrency Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the Eurocurrency Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date. (c) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark 74

Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14. (e) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing. Section 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurocurrency Rate); (ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Loans made by such Lender; or (iii) subject any Lender to any additional Taxes of any kind whatsoever with respect to this Agreement or any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except, in each case, for (A) Indemnified Taxes indemnifiable under Section 2.17, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Taxes that are imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), and that either are imposed on or measured by net income (however denominated) or are franchise Taxes or branch profits Taxes), and the result of any of the foregoing shall be to materially increase (or in regards to clause (iii), increase) the cost to such Lender of making, converting to, continuing or maintaining any Eurocurrency Loan (or in regards to clause (iii), any Loan) (or of maintaining its obligation to make any such Loan) of the Borrower or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) from the Borrower, then 75 the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) If any Lender determines in good faith that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to the Borrower to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital and liquidity adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 120 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor, and provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 120-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.16 Break Funding Payments. In the event of (a) the payment by the Borrower of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion by the Borrower of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure by the Borrower to borrow, convert into, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(h) and is revoked in accordance therewith) or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or Section 9.02(c), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of profit). In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Eurocurrency Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for 76 such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any costs incurred more than 270 days prior to the date that such Lender notifies the Borrower of the event giving rise to such costs. Section 2.17 Taxes. (a) Each payment by or on account of any Loan Party under any Loan Document shall be made without withholding for any Taxes, unless such withholding is required by any Requirement of Law. If any applicable withholding agent is so required to withhold Taxes, then such withholding agent shall so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with any applicable law. To the extent such Taxes are Indemnified Taxes, then the amount payable by the applicable Loan Party shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section 2.17), the applicable Recipient receives the amount it would have received had no such withholding been made. (b) [Reserved.] (c) In addition, each Loan Party shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (d) As promptly as possible after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment. (e) The Loan Parties shall indemnify each Recipient for the full amount of any Indemnified Taxes that are paid or payable by such Recipient in connection with any Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) or for which such Loan Party has failed to remit to the Administrative Agent the required receipts or other required documentary evidence and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted; the indemnity under this paragraph (e) shall be paid within 30 days after the Recipient (or the Administrative Agent, on behalf of such Recipient) delivers to the applicable Loan Party a certificate stating the amount of Indemnified Taxes so payable by such Recipient. Such certificate shall be conclusive of the amount so payable absent 77 manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent. (f) (i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to U.S. backup withholding or information reporting requirements, or any other U.S. or non-U.S. withholding requirements. Upon the reasonable request of the Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.17(f). If any form or certification previously delivered pursuant to this Section 2.17(f) expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (ii) Without limiting the generality of the foregoing and solely with respect to the Obligations, any Lender shall, if it is legally eligible to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a party hereto, two duly completed and executed copies of whichever of the following is applicable: (A) in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding; (B) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, IRS Form W-8 BEN or W-8 BEN- E (or any successor form); (C) in the case of a Foreign Lender for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI (or any successor form); (D) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code both (1) IRS Form W-8BEN or W-8BEN-E (or any successor form) and (2) a certificate substantially in the form of the applicable Exhibit H (a “U.S. Tax Certificate”); (E) in the case of a Foreign Lender that is not the beneficial owner of payments made under any Loan Document (including a partnership or a 78 participating Lender), (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership for U.S. federal income tax purposes (and not a participating Lender) and one or more of its partners are claiming the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or (F) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld. (iii) Solely with respect to the Obligations, if a payment made to any Lender would be subject to U.S. federal withholding Tax imposed under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such other documentation reasonably requested by the Borrower and the Administrative Agent as may be necessary for the Administrative Agent and the Borrower to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments after the Closing Date. (iv) Notwithstanding any other provision of this clause (f), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver. (g) If any Recipient determines, in its sole discretion (in good faith), that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Section 2.17 (including additional amounts paid by any Loan Party pursuant to this Section 2.17), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including any Taxes) of such Recipient and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the indemnifying party, upon the request of such Recipient, shall repay to such Recipient the amount paid to such indemnifying party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Recipient is required to repay such refund to such Governmental Authority. This Section 2.17(g) shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. 79

(h) On or before the date it becomes a party to this Agreement, any successor or supplemental Administrative Agent that is not a U.S. Person shall deliver to the Borrower with respect to the Obligations two duly completed copies of IRS Form W-8IMY certifying that it is a “U.S. branch” and that the payments are not effectively connected with the conduct of a trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a U.S. Person with respect to such payments as contemplated by Treasury Regulation Section 1.1441- 1(b)(2)(iv)(A)). JPMorgan Chase Bank, N.A. as the Administrative Agent, and any successor or supplemental Administrative Agent that is a U.S. Person, shall, on or before the date it becomes a party to this Agreement, deliver to the Borrower two duly completed copies of IRS Form W-9, or any subsequent versions or successors to such form, certifying that it is exempt from U.S. federal backup withholding. Notwithstanding anything to the contrary, nothing in this Section 2.17(h) shall require JPMorgan Chase Bank, N.A. or any successor or supplemental Administrative Agent to deliver any form that it is not legally eligible to deliver as a result of any Change in Law after the Closing Date. Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it under any Loan Document (whether of principal, interest, fees or of amounts payable under Section 2.15, Section 2.16, Section 2.17 or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in same day funds not later than 12:00 p.m., New York City time on the date specified herein. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent’s Office, except that payments pursuant to Section 2.11, Section 2.11(i), Section 2.12(c), Section 2.15, Section 2.16, Section 2.17 and Section 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided herein, if any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Except as otherwise set forth in any Loan Document, all payments under each Loan Document shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, 80 ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (c) If, other than as provided elsewhere herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise (including without limitation by receipt of amounts from or in respect of any Loan Party pursuant to or in connection with (A) any event, action or proceeding of the type referred to in clauses (h) or (i) of Section 7.01, (B) any liquidation, sale or other disposition of, or realization on, substantially all of the Collateral and (C) any distribution by an Agent in connection with the foregoing clauses (A) and (B)), obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment or prepayment made by or on behalf of the Borrower or any other Loan Party pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant or the termination of any Lender’s commitment and non-pro rata repayment of Loans pursuant to Section 2.19(b), or (z) transactions in connection with an open market purchase or a Dutch Auction. For the avoidance of doubt, this Section shall not limit the ability of the Borrower or any Restricted Subsidiary to purchase and retire Loans pursuant to an open market purchase or a Dutch Auction. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) (i) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(a) or (a), Section 2.18(d) or Section 9.03(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid 81 and/or (ii) hold such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clause (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. Section 2.19 Mitigation Obligations; Replacement of Lender (a) If any Lender requests compensation under Section 2.15 or Section 2.17, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or Section 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not be inconsistent with its internal policies or otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.15 or Section 2.17, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender ceases to make Eurocurrency Loans as a result of any of the conditions in Section 2.14 or Section 2.15, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (1) repay the Loans of such Lender on a non-pro rata basis, or (2) require such Lender (and such Lender shall be obligated) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, other than in the case of a Defaulting Lender, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. (c) Any Lender being replaced pursuant to Section 2.19(b) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s outstanding Loans (provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register) and (ii) deliver all Notes, if any, evidencing such Loans to the Borrower, the Administrative Agent or the assignee Lender, as applicable. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s outstanding Loans, (B) all obligations of the Loan Parties owing to the assigning Lender relating to the Loan Documents and participations so assigned shall be paid 82 in full by the assignee Lender or the Loan Parties (as applicable) to such assigning Lender concurrently with the execution and delivery of such Assignment and Assumption, together with any amounts owing to the assigning Lender (other than a Defaulting Lender) under Section 2.16 as a consequence of such assignment and (C) upon such payment and, if so requested by the assignee Lender, the assignor Lender shall deliver to the assignee Lender the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. Section 2.20 [Reserved]. Section 2.21 [Reserved]. Section 2.22 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02. (ii) Reallocation of Payments. Any payment of principal, interest, fees, indemnity payments or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request, to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement; third, to the payment of any amounts owing to the non-Defaulting Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fourth, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts 83 owed by a Defaulting Lender pursuant to this Section 2.22(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender shall not be entitled to receive any default rate of interest pursuant to Section 2.13(c) for any period during which that Lender is a Defaulting Lender. (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with the Commitments in effect immediately prior to their termination (giving effect to any assignments of Loans that occurred following the termination of the Commitments), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III Representations and Warranties The Borrower represents and warrants to the Lenders that (it being understood that the following representations and warranties shall be deemed made with respect to any Foreign Subsidiary only to the extent relevant under applicable law): Section 3.01 Organization; Powers. Each of the Borrower and its Restricted Subsidiaries (a) is duly organized or incorporated and validly existing, (b) to the extent such concept is applicable in the corresponding jurisdiction, is in good standing under the laws of the jurisdiction of its organization or incorporation and (c) has all requisite organizational or constitutional power and authority to (i) carry on its business as now conducted and as proposed to be conducted and (ii) execute, deliver and perform its obligations under each Loan Document to which it is a party, except, in the case of clause (b) only, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.02 Authorization; Enforceability. This Agreement (and the lending transactions contemplated hereby to occur on the Closing Date) has been duly authorized by all necessary corporate or other organizational action by the Borrower, and each other Loan Document to which any Loan Party is a party has been duly authorized by all necessary corporate, shareholder or other organizational action by such Loan Party, and each Loan Document constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, 84 reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties for the benefit of the Secured Parties. Section 3.03 Governmental Approvals; No Conflicts. The execution, delivery and performance by the Loan Parties of the Loan Documents to which such Loan Parties are a party (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, in each case as of the Closing Date, (ii) filings and registrations of charges necessary to perfect Liens created under the Loan Documents and to release existing Liens (if any), and (iii) those consents, approvals, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Organizational Document of the Borrower or any other Loan Party, (c) will not violate any Requirement of Law applicable to the Borrower or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture, agreement or other instrument in each case constituting Material Indebtedness binding upon the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Restricted Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, in each case as of the Closing Date, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents and Liens permitted under Section 6.02, except in the cases of clauses (a), (c) and (d) above where such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.04 Financial Condition; No Material Adverse Change. (a) Each of (i) the audited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows of the Borrower for December 31, 2019 and for the fiscal year then ended and (ii) the unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower for March 28, 2020 and June 27, 2020 and for the fiscal quarter and portion of the Borrower’s fiscal year then ended, present fairly, in all material respects, the consolidated financial position and the consolidated results of operations and consolidated cash flows of the Borrower as of such dates and for such periods in accordance in all material respects with GAAP (except, in the case of the unaudited financial statements, as permitted by the SEC), subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and to any other adjustments described therein (including the notes thereto), the absence of footnotes and the inclusion of explanatory notes. (b) Since December 31, 2019, no event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect. Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP, or the respective interpretation thereof or otherwise, and that such restatements will not result in a Default or an Event of Default under the Loan Documents. 85

Section 3.05 Properties. (a) Each of the Borrower and its Restricted Subsidiaries has good title to, valid leasehold interests in, or rights to use, all of its real and personal property material to its business, except for Liens permitted under Section 6.02 and except where the failure to have such title, interest or right would not reasonably be expected to have a Material Adverse Effect. (b) Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) the Borrower and its Restricted Subsidiaries own, or are licensed to use, all Intellectual Property that is necessary for the operation of their respective businesses as currently conducted, free and clear of all Liens (other than Liens permitted under Section 6.02), (ii) to the knowledge of the Borrower, all registered and issued Intellectual Property rights owned by the Borrower and its Restricted Subsidiaries are valid and enforceable, (iii) the conduct of, and the use of Intellectual Property in, the respective businesses of the Borrower and its Restricted Subsidiaries does not infringe, misappropriate, or otherwise violate the rights of any other Person, and (iv) there are no claims, actions, suits or proceedings pending against or, to the knowledge of the Borrower, threatened in writing against the Borrower or any Restricted Subsidiary (A) alleging any infringement, misappropriation or violation by the Borrower or any Restricted Subsidiary of any Intellectual Property right of any other Person, or (B) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by or licensed to the Borrower or any Restricted Subsidiary. Section 3.06 Litigation and Environmental Matters. (a) There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against the Borrower or any Restricted Subsidiary as to which there is a reasonable possibility of an adverse determination and that, if adversely determined would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters). (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability. Section 3.07 Compliance with Laws. Each of the Borrower and the Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. 86

Section 3.08 Investment Company Status. None of the Borrower nor any other Loan Party is required to be registered as an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. Section 3.09 Taxes. Each of the Borrower and its Restricted Subsidiaries (a) has timely filed or caused to be filed all material Tax returns and reports required to have been filed and (b) has paid or caused to be paid all material Taxes required to have been paid by it, except any Taxes that are being contested in good faith by appropriate proceedings for which adequate reserves have been provided in accordance with GAAP or applicable foreign accounting principles. Section 3.10 ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect, (b) with respect to each employee benefit plan as defined in Section 3(3) of ERISA, each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, (c) there exists no Unfunded Pension Liability with respect to any Plans that would reasonably be expected to result in a Material Adverse Effect, and (d) each Foreign Pension Plan is in compliance in all material respects with all Requirements of Law applicable thereto and the respective requirements of the governing documents for such plan. With respect to each Foreign Pension Plan, neither the Borrower, any Subsidiaries or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject the Borrower or any Subsidiary, directly or indirectly, to a tax or civil penalty which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to the Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans would not reasonably be expected to result in a Material Adverse Effect; the present value of the aggregate accumulated benefit liabilities of all such Foreign Pension Plans (based on those assumptions used to fund each such Foreign Pension Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $50,000,000 the fair market value of the assets of all such Foreign Pension Plans. Section 3.11 Disclosure. The representations and warranties of the Borrower contained in any Loan Document or in any other documents, certificates or written statements furnished by or on behalf of the Borrower or any Restricted Subsidiary to the Administrative Agent in connection with the transactions contemplated hereby (other than projections, estimates, budgets, forecasts, pro forma financial information and other forward-looking information and information of a general economic or general industry nature and other general market data), when taken as a whole, do not, as of the date furnished, contain any untrue statement of a material fact or omit to state any material fact (known to the Borrower, in the case of any document not furnished by it) necessary to make the statements therein not materially misleading in the light of the circumstances under which they were made (after giving effect to all supplements thereto from time to time). Any projections and pro forma financial information contained in such materials (including any Projections) were prepared in good faith based upon 87 assumptions believed by the Borrower to be reasonable at the time of delivery thereof, it being understood by the Administrative Agent and the Lenders that (i) such projections as to future events (A) are not to be viewed as facts, (B) are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, and (C) are not a guarantee of performance, (ii) no assurance is given by the Loan Parties that the results forecast in any such projections will be realized and (iii) the actual results during the period or periods covered by any such projections may differ from the forecast results set forth in such projections and such differences may be material. Section 3.12 Labor Matters. As of the Closing Date, there are no strikes, work stoppages or material labor disputes against the Borrower or any Restricted Subsidiary pending or, to the actual knowledge of the Borrower, threatened in writing, in each case, that would reasonably be expected to have a Material Adverse Effect. Section 3.13 Subsidiaries. As of the Closing Date, Schedule 3.13 sets forth the name of, and the ownership by the Borrower and its Subsidiaries in, each Subsidiary (other than Foreign Subsidiaries which are inactive, dormant or have only de minimis assets) and identifies each Subsidiary that is a Loan Party as of the Closing Date; provided that inaccuracies in the name and ownership of any Foreign Subsidiary that is not a Material Subsidiary shall be deemed not material for all purposes under this Agreement and the other Loan Documents. Section 3.14 Solvency. As of the Closing Date, after giving effect to the consummation of the Transactions, the Borrower and its Restricted Subsidiaries, when taken as a whole, are Solvent. Section 3.15 Federal Reserve Regulations. (a) None of the Borrower or any Restricted Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of the Regulations of the Board, including Regulation T, U or X. Section 3.16 Senior Indebtedness; Subordination. The Obligations hereunder and under the other Loan Documents are within the definition of “Senior Debt” (or any comparable term) and “Designated Senior Debt” (or any comparable term), to the extent applicable, under and as defined in the subordination provisions in the documentation governing Subordinated Indebtedness, if any. Section 3.17 Use of Proceeds. The proceeds of the Loans will be used in accordance with Section 5.09. Section 3.18 Security Documents. The Security Documents are effective to create in favor of the Collateral Agent for the benefit of the applicable Secured Parties legal, valid and enforceable (subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles 88 of equity, regardless of whether considered in a proceeding in equity or at law, (b) any filings, notices and recordings and other perfection requirements necessary to create or perfect the Liens on the Collateral granted by the Loan Parties for the benefit of the Secured Parties (which filings, notices or recordings shall be made to the extent required by any Security Document) and (c) with respect to enforceability against Foreign Subsidiaries or under non-U.S. laws, the effect of non-U.S. laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries and intercompany Indebtedness owed by Foreign Subsidiaries) first priority Liens on, and security interests in, the Collateral (subject to Liens permitted under Section 6.02) and, (i) when all appropriate filings, notices or recordings are made in the appropriate offices, corporate records or with the appropriate Persons as may be required under applicable laws and any Security Document (which filings, notices or recordings shall be made to the extent required by any Security Document) and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by any Security Document), the Collateral Agent will have fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral to the extent such Liens and security interests can be perfected by such filings, notices, recordings, possession or control. Section 3.19 OFAC; FCPA; Patriot Act. (a) None of the Borrower or any of its Restricted Subsidiaries, nor any director or officer thereof, nor, to the knowledge of the Borrower, any employee, agent or Affiliate of the Borrower or any of its Restricted Subsidiaries is a Person that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. State Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria). (b) The Borrower and the other Loan Parties are in compliance in all material respects with the Patriot Act (to the extent applicable) and all applicable anti-corruption laws, anti-money laundering laws and Sanctions. The Borrower has implemented and maintains policies and procedures reasonably designed to ensure compliance by the Borrower and its Subsidiaries with all applicable anti-corruption laws (including without limitation the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”)) and Sanctions. Section 3.20 Beneficial Ownership Certification. As of the Closing Date, the information included in the applicable Beneficial Ownership Certification delivered on or prior to such date is true and correct in all respects. Section 3.21 Affected Financial Institution. No Loan Party is an Affected Financial Institution. 89

ARTICLE IV Conditions Section 4.01 Closing Date. This Agreement and the obligations of the Lenders to make the extensions of credit to be made hereunder on the Closing Date shall not become effective until the date on which each of the following express conditions is satisfied or waived: (a) The Administrative Agent or the Collateral Agent (or their counsel), as applicable, shall have received: (A) from each party hereto counterparts of this Agreement signed on behalf of such party, together with all Schedules hereto, (B) from each party thereto executed counterparts of the Collateral Agreement, the Subsidiary Guaranty and the Intercreditor Agreement, (C) from the Borrower, a Note executed by the Borrower for each Lender that requests such a Note at least three Business Days in advance of the Closing Date, (D) with respect to each Loan Party, a UCC-1 financing statement in a form appropriate for filing in the state of organization of such Loan Party, (E) executed IP Security Agreements (as defined in the Collateral Agreement) as required pursuant to the Collateral Agreement, (F) delivery of stock certificates for certificated Equity Interests of each material Domestic Restricted Subsidiary that constitutes Collateral, together with appropriate instruments of transfer endorsed in blank, (G) all agreements or instruments representing or evidencing the Collateral accompanied by instruments of transfer and stock powers undated and endorsed in blank and (H) the results of a search of the UCC filings and of such tax and judgment lien searches and such searches from the U.S. Patent and Trademark Office and the U.S. Copyright Office as reasonably requested by the Administrative Agent at least 3 Business Days prior to the Closing Date, and copies of the financing statements (or similar documents) disclosed by such search; provided, that the Collateral Agent hereby acknowledges that each of the items described in the foregoing clauses (F) and (G) was previously delivered to the Collateral Agent in its capacity as collateral agent under the Existing Credit Agreement, and it is in possession of each such item as of the Closing Date. (b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of Baker & McKenzie LLP, New York and Illinois counsel for the Loan Parties. (c) The Administrative Agent shall have received: (i) a copy of each Organizational Document of the Borrower and the Subsidiary Loan Parties and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party as of the Closing Date; (iii) resolutions of the board of directors or similar governing body of the Borrower and the Subsidiary Loan Parties approving and authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party as of the Closing Date, certified as of the Closing Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of the Borrower’s and the Subsidiary Loan Parties’ jurisdiction of incorporation, organization or formation dated a recent date prior to the Closing Date; provided that, with respect to any Loan Party on the Closing Date that is a Foreign Subsidiary, in lieu of delivery 90 of the items set forth in clauses (i) through (iv), such Loan Party shall deliver a customary director’s certificate, including customary attachments thereto. (d) The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable and documented fees, charges and disbursements of outside counsel) required to be reimbursed or paid by the Borrower under any Loan Document, provided that any such fees and other amounts to be paid as a condition to the Closing Date must be invoiced at least two (2) Business Days prior to the Closing Date and may be offset against the proceeds of the Loans on the Closing Date. (e) The Administrative Agent shall have received a Solvency Certificate. (f) (x) The Administrative Agent shall have received at least two (2) Business Days prior to the Closing Date such “know your customer” anti-money laundering rules and Patriot Act information about the Borrower and the Subsidiary Loan Parties as they shall have reasonably requested in writing at least ten (10) Business Days prior to the Closing Date and (y) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least two (2) Business Days prior to the Closing Date, any Lender that has requested, in a written notice to the Borrower at least ten (10) Business Days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification. (g) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the Closing Date (or true and correct in all material respects as of a specified date, if earlier); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (h) At the time of and immediately after giving effect to the Borrowing on the Closing Date, no Default or Event of Default shall have occurred and be continuing. (i) The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03. (j) The Closing Date Acquisition shall have been consummated, or substantially simultaneously with the funding of the Loans shall be consummated, in accordance in all material respects with the Acquisition Agreement. (k) The Administrative Agent shall have received a certificate of a Responsible Officer to the effect that the conditions specified in Sections 4.01(g) and (h) are satisfied. For purposes of determining whether the conditions set forth in this Section 4.01 have been satisfied, by releasing its signature page hereto or to an Assignment and Assumption, the Administrative Agent and each Lender party hereto shall be deemed to have consented to, 91 approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, the Administrative Agent or such Lender, as the case may be. ARTICLE V Affirmative Covenants From and after the Closing Date and until the Termination Date, the Borrower covenants and agrees with the Lenders that: Section 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent which will furnish to the Lenders: (a) within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and audited consolidated statements of income, stockholders’ equity and cash flows as of the end of and for such year for the Borrower and its Subsidiaries, and related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP, independent public accountants of recognized national standing or other independent public accountants reasonably acceptable to the Administrative Agent, with an unmodified report by such independent public accountants without an emphasis of matter paragraph related to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) (except to the extent such emphasis paragraph results solely from (i) a current maturity of the Loans, the Indebtedness under the Existing Credit Agreement, the Term Loan Exchange Notes, the Additional Term Notes, the Unrestricted Additional Term Notes or the Refinancing Notes or (ii) any potential inability to satisfy the covenants under Section 6.11 on a future date or in a future period) and, for avoidance of doubt, without modification as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance in all material respects with GAAP (except as otherwise disclosed in such financial statements) and a customary management discussion and analysis of the financial condition and results of operations for such period; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the unaudited consolidated balance sheet and unaudited consolidated statements of income and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year for the Borrower and its Subsidiaries, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by its Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries, subject to normal year-end audit adjustments and the absence of footnotes, and a customary management discussion and analysis of the financial condition and results of operations for such period; 92

(c) concurrently with the delivery of any financial statements under paragraphs (a) and (a) above, a Compliance Certificate (i) certifying as to whether a Default exists and, if a Default exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations (A) of the covenants contained in Section 6.11, demonstrating compliance with such covenants and (B) in the case of financial statements delivered under paragraph (a) above, of Excess Cash Flow for such fiscal year and (iii) stating whether any material change in GAAP or in the application thereof has occurred since the date of the then most recently delivered audited financial statements that would affect the compliance or non-compliance with any financial ratio or requirement in this Agreement and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) not later than 90 days after the end of each fiscal year of the Borrower, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Borrower for its internal use consistent in scope with the financial statements provided pursuant to Section 5.01(a) setting forth the principal assumptions upon which such budget is based (collectively, the “Projections”), it being understood and agreed that any financial or business projections furnished by any Loan Party (i)(A) are subject to significant uncertainties and contingencies, which may be beyond the control of the Loan Parties, (B) no assurance is given by the Loan Parties that the results or forecast in any such projections will be realized and (C) the actual results may differ from the forecast results set forth in such projections and such differences may be material and (ii) are not a guarantee of performance; (e) promptly after the same become publicly available, copies of all material periodic and other reports, proxy statements and other materials filed by the Borrower or any Restricted Subsidiary with the SEC or with any national securities exchange; (f) (i) simultaneously with the delivery of each set of consolidated financial statements referred to in Section 5.01(a) or (a) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; and (g) promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary as the Administrative Agent may reasonably request, including information requested on behalf of any Lender to comply with Section 9.14; provided that none of the Borrower nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their representatives or contractors) is prohibited by law, fiduciary duty or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. Notwithstanding the foregoing, the obligations in paragraphs (a) and (a) of this Section 5.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable consolidated financial statements of any direct or 93 indirect parent of the Borrower that, directly or indirectly, holds all of the Equity Interests of the Borrower or (B) the Borrower’s (or any direct or indirect parent thereof, as applicable) Form 10- K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), to the extent such information is in lieu of information required to be provided under Section 5.01(a), such materials are accompanied by a report and opinion of Ernst & Young LLP or another independent registered public accounting firm of nationally recognized standing or other Person reasonably acceptable to the Administrative Agent, with an unmodified report by such independent public accountants without an emphasis of matter paragraph related to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) (except to the extent such emphasis paragraph results solely from (i) a current maturity of the Loans, the Indebtedness under the Existing Credit Agreement, the Term Loan Exchange Notes, the Additional Term Notes, the Unrestricted Additional Term Notes or the Refinancing Notes or (ii) any potential inability to satisfy the covenants under Section 6.11 on a future date or in a future period) and, for avoidance of doubt, without modification as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance in all material respects with GAAP (except as otherwise disclosed in such financial statements). Notwithstanding the foregoing, financial statements or other documents, reports, proxy statements or other materials (to the extent any such financial statements or documents, reports, proxy statements or other materials are included in materials otherwise filed with the SEC) required to be delivered pursuant to this Section 5.01 may be satisfied with respect to such financial statements or other documents, reports, proxy statements or other materials by the filing of the Borrower’s Form 8-K, 10-K or 10-Q, as applicable, with the SEC. All financial statements and other documents, reports, proxy statements or other materials required to be delivered pursuant to this Section 5.01 or Section 5.02 may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) such financial statements and/or other documents are posted on the SEC’s website on the Internet at www.sec.gov, (ii) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s website or (iii) on which such documents are posted on the Borrower’s behalf on an Internet or Intranet website, if any, to which the Administrative Agent and each Lender has access (whether a commercial third-party website or a website sponsored by the Administrative Agent), provided that (A) the Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission (including Adobe pdf copy)) of such documents to the Administrative Agent and (B) the Borrower shall notify (which notification may be by facsimile or electronic transmission (including Adobe pdf copy)) the Administrative Agent of the posting of any such documents on any website. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP, or the respective interpretation thereof or otherwise, and that such restatements will not result in a Default or an Event of Default under the Loan Documents. 94

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that is to be made available to Public Lenders by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers and the Lenders to treat such portion of the Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall remain subject to the provisions of Section 9.12). All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and the Administrative Agent shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information” (it being understood that the Borrower shall be under no obligation to mark the Borrower Materials “PUBLIC”). Notwithstanding the foregoing, to the extent the Borrower has had a reasonable opportunity to review, the following Borrower Materials shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (1) the Loan Documents and (2) notification of changes in the terms of the Loans. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including foreign, United States federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. 95

Section 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent) prompt written notice of a Responsible Officer of the Borrower’s obtaining knowledge of any of the following: (a) the occurrence of any Default or Event of Default, in each case, except to the extent the Administrative Agent shall have furnished the Borrower written notice thereof; (b) to the knowledge of a Responsible Officer of the Borrower, the filing or commencement of any Proceeding by or before any arbitrator or Governmental Authority against or threatened in writing against the Borrower or any Restricted Subsidiary that would reasonably be expected to be adversely determined and if adversely determined, would reasonably be expected to result, after giving effect to the coverage and policy limits of applicable insurance policies, in a Material Adverse Effect; (c) the occurrence of any ERISA Event that would reasonably be expected to result in a Material Adverse Effect; and (d) any other development (including notice of any claim or condition arising under or relating to any Environmental Law) that results in, or would reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Documents required to be delivered pursuant to this Section 5.02 may be delivered electronically in accordance with Section 5.01. Section 5.03 Existence; Conduct of Business. The Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things reasonably necessary to obtain, preserve, renew and keep in full force and effect (a) its legal existence (except as otherwise permitted hereunder), (b) the business licenses, permits, privileges, franchises and other rights, other than Intellectual Property rights (which are covered in clause (c)), necessary to conduct its business and (c) the Intellectual Property rights owned by the Borrower or a Restricted Subsidiary and necessary to conduct their respective businesses, except, in the case of clauses (a) (other than with respect to the Borrower), (b) and (c), to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Effect, provided that the foregoing shall not prohibit any transaction otherwise permitted hereunder. Section 5.04 Payment of Taxes. The Borrower will, and will cause each Restricted Subsidiary to, pay all Tax liabilities, before any penalty accrues thereon, except where (a)(i) any such payment is being contested in good faith by appropriate proceedings and (ii) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves or other appropriate provision with respect thereto in accordance with GAAP or (b) the failure to make payment would not reasonably be expected to result in a Material Adverse Effect. Section 5.05 Maintenance of Properties. Except if the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, 96 the Borrower will, and will cause each Restricted Subsidiary to, keep and maintain all property material to the conduct of its business (other than any tangible property referenced in Section 5.03 and Intellectual Property) in good working order and condition, ordinary wear and tear excepted and casualty or condemnation excepted, provided that the foregoing shall not prohibit any transaction otherwise permitted hereunder. Section 5.06 Insurance. The Borrower will, and the Borrower will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, (a) insurance in such amounts (after giving effect to any self-insurance reasonable and customary for similarly-situated Persons engaged in the same or similar business) and against such risks as are (i) customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations as reasonably determined by management of the Borrower and (ii) considered adequate by the Borrower. The Borrower will furnish to the Administrative Agent, promptly following written request, information in reasonable detail as to the insurance so maintained; provided that so long as no Event of Default has occurred and is continuing, the Borrower shall only be required to provide such information one time in any fiscal year of the Borrower. No later than ninety (90) days (as such period may be extended in the reasonable discretion of the Collateral Agent) after the Closing Date (or the date any such insurance is obtained, renewed or extended in the case of insurance obtained, renewed or extended after the Closing Date), the Borrower will cause all property and casualty insurance policies with respect to Collateral to be endorsed or otherwise amended to include a lender’s loss payable, mortgagee or additional insured, as applicable, endorsement, or otherwise reasonably satisfactory to the Collateral Agent. Section 5.07 Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries (in all material respects) are made of all material financial transactions in relation to its business and activities. The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested, provided that only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 5.07 and the Administrative Agent shall not exercise such rights more often than one time during any fiscal year absent the existence of an Event of Default and, in any event, only one such time shall be at the Borrower’s expense, and provided, further, that when an Event of Default has occurred and is continuing the Administrative Agent (or any of its designated representatives) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. Notwithstanding anything to the contrary in this Section 5.07, neither the Borrower nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their representatives or contractors) is prohibited by law, fiduciary duty or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. 97

Section 5.08 Compliance with Laws. The Borrower will, and will cause each Restricted Subsidiary to, comply with all Requirements of Law with respect to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 5.09 Use of Proceeds. (a) The proceeds of the Loans borrowed on the Closing Date will be used, together with cash on hand to consummate the Transactions, to pay all or a portion of the Transaction Costs associated therewith, for working capital expenditures and other general corporate purposes. (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Section 5.10 Execution of Subsidiary Guaranty and Security Documents after the Closing Date. (a) Subject to Section 5.11(b), (c) and (d), in the event that any Person becomes a Domestic Restricted Subsidiary (including any Unrestricted Subsidiary that becomes a Domestic Restricted Subsidiary) after the Closing Date (other than any Domestic Restricted Subsidiary for so long as it is an Excluded Subsidiary) or any Domestic Restricted Subsidiary (including any Electing Guarantor) ceases to be an Excluded Subsidiary, the Borrower or other applicable Loan Parties will promptly (and in no event later than 45 days thereafter or such later date as the Administrative Agent may agree in its reasonable discretion) notify the Administrative Agent of that fact and cause such Domestic Restricted Subsidiary to execute and deliver to the Administrative Agent counterparts of the Subsidiary Guaranty and Collateral Agreement and each other applicable Security Document and to take all such further actions and execute all such further documents and instruments as required by the Collateral Agreement and each other Security Document to secure the Obligations for the benefit of the Secured Parties (including all actions necessary to cause such Lien to be duly perfected to the extent required by such Security Document, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent). In addition, as and to the extent provided in the Collateral Agreement, as applicable (subject to all applicable exceptions and limitations therein and herein), the applicable Loan Party shall deliver to the Collateral Agent all certificates, if any, representing Equity Interests of such Domestic Restricted Subsidiary (accompanied by undated stock powers, duly endorsed in blank) and any other possessory Collateral, in each case as required thereunder. Under no circumstance will any Loan Party be required to execute any Security Documents governed by the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia. (b) Subject to Section 5.11(b), (c) and (d), in the event that any Person becomes a Domestic Restricted Subsidiary after the Closing Date (other than any Domestic Restricted Subsidiary for so long as it is an Excluded Subsidiary), concurrently with the execution and delivery of counterparts to the Subsidiary Guaranty and Collateral Agreement 98

pursuant to Section 5.10(a), such Domestic Restricted Subsidiary shall deliver to the Administrative Agent, (i) certified copies of such Domestic Restricted Subsidiary’s Organizational Documents or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of the applicable Domestic Restricted Subsidiary, and (ii) a certificate executed on behalf of such Domestic Restricted Subsidiary by the secretary or similar officer of such Domestic Restricted Subsidiary as to (A) the fact that the attached resolutions of the Governing Body of such Domestic Restricted Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (B) the incumbency and signatures of the officers of such Domestic Restricted Subsidiary executing such Loan Documents. (c) If, at any time, (x) (i) a Restricted Subsidiary is designated as an Unrestricted Subsidiary or an Immaterial Subsidiary in accordance with this Agreement or (ii) an Electing Guarantor has been re-designated (at the option, and in the sole discretion, of the Borrower in accordance with Section 5.12(b)) as an Excluded Subsidiary, the Collateral Agent shall release such Subsidiary from any Subsidiary Guaranty and all Security Documents to which it may be a party and to the extent such Subsidiary’s Equity Interests were pledged (or otherwise secured) as Collateral, such pledge (or other security) shall be released and, upon the request of any Loan Party, any certificates in respect thereof shall be promptly returned to the applicable Loan Party or (y) solely with respect to the Obligations, there is a material risk (in the good faith determination of the Borrower in consultation with the Administrative Agent) of adverse tax consequences resulting (A) from any Security Document executed and delivered by any Subsidiary of the Borrower that is a Foreign Subsidiary or any CFC Holding Company, the Collateral Agent shall release such Restricted Subsidiary from any such Security Document, or (B) from any Lien granted under any Loan Document in respect of the Equity Interests in any Foreign Subsidiary or CFC Holding Company, such Lien shall be released. Notwithstanding the foregoing, in no event shall Equity Interests of any Unrestricted Subsidiary or any of such Unrestricted Subsidiary’s assets constitute Collateral, and the Administrative Agent and Collateral Agent shall take all actions required hereunder and under the other Loan Documents to effect the foregoing. Section 5.11 Further Assurances. (a) Subject to Section 5.10 and Section 5.11(b), (c) and (d) and the terms, conditions and provisions of the Security Documents applicable to such Loan Party, the Borrower shall, and shall cause the other Loan Parties to, promptly upon reasonable request by the Administrative Agent or the Collateral Agent (i) correct any jointly identified material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time, and in order to carry out more effectively the purposes thereof, in each case, to the extent required by this Agreement and the Security Documents. (b) Notwithstanding anything in this Agreement or any Security Document to the contrary: (i) neither of the Administrative Agent nor the Collateral Agent shall take, and 99 the Loan Parties shall not be required to grant, a security interest in any Excluded Property; (ii) any security interest required to be granted or any action required to be taken, including to perfect such security interest, shall be subject to the same exceptions and limitations as those set forth in the Security Documents; (iii) no Loan Party shall be required, nor shall the Administrative Agent or the Collateral Agent be authorized, except with respect to the pledge of 65% of the Equity Interests of first tier Foreign Subsidiaries, in each case, as set forth in Section 5.10(a), to perfect any pledges, charges, assignments, security interests and mortgages in any Collateral by any means other than (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant State(s), (B) filings of intellectual property security agreements in the United States Patent and Trademark Office or United States Copyright Office with respect to issued, registered or applied-for United States Intellectual Property as expressly required by the Loan Documents, (C) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of intercompany notes in an amount individually in excess of $5,000,000, stock certificates of the Borrower and its Restricted Subsidiaries and other Instruments issued to any Loan Party in an amount individually in excess of $5,000,000, and (D) necessary perfection steps with respect to Commercial Tort Claims and Letter of Credit Rights, in each case, in an amount individually in excess of $5,000,000, and other than as expressly required by Section 5.10(a) or (b), no Loan Party or any Domestic Restricted Subsidiary shall be required to take any action outside the United States to perfect any security interest in the Collateral (including the execution of any agreement, document or other instrument governed by the law of any jurisdiction other than the United States of America, any State thereof or the District of Columbia); (iv) no Loan Party shall have any obligation under any Loan Document to enter into any landlord, bailee or warehousemen waiver, estoppel or consent or any other document of similar effect; (v) in no event shall any Loan Party be required to take any action to perfect the security interest granted under the Security Documents in Collateral consisting of (A) cash or Cash Equivalents, (B) entering into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account (including securities entitlements and related assets credited thereto) or (C) other assets requiring perfection through the implementation of control agreements or perfection by “control” (other than possession by the Collateral Agent to the extent expressly required under the Security Documents) in each case under this clause (v), except, in each case, to the extent such perfection may be achieved by the filing of a UCC financing statement; and (vi) no Loan Party shall be required to enter into any source code escrow arrangement or be obligated to register Intellectual Property. (c) Notwithstanding anything in this Agreement or any Security Document to the contrary, neither the Administrative Agent nor the Collateral Agent shall obtain or perfect a security interest in any assets of any Loan Party as to which the Administrative Agent shall determine, in its reasonable discretion, that the cost of obtaining or perfecting such security interest is excessive in relation to the benefit to the Lenders of the security afforded thereby (such comparison to be determined in a manner consistent with any such determination made in connection with the Closing Date) or would otherwise violate applicable law. (d) Notwithstanding anything in this Agreement or any Security Document to the contrary, the Administrative Agent may, in its sole discretion, grant extensions of time for the satisfaction of any of the requirements under Section 5.10 and Section 5.11 in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof 100 with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of the Borrower and the Restricted Subsidiaries by the time or times at which it would otherwise be required to be satisfied under this Agreement or any Security Document. Section 5.12 Designation of Subsidiaries. (a) The Borrower may designate (or re-designate) any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately before and after such designation, no Event of Default shall have occurred and be continuing. The designation of any such Subsidiary as an Unrestricted Subsidiary after the Closing Date in accordance with this Section 5.12(a) shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at the date of designation in an amount equal to the fair market value (as determined in good faith by the Borrower) of the Investments held by the Borrower and/or the applicable Restricted Subsidiaries in such Unrestricted Subsidiary immediately prior to such designation. Upon any such designation (but without duplication of any amount reducing such Investment in such Unrestricted Subsidiary pursuant to the definition of “Investment”), the Borrower and/or the applicable Restricted Subsidiaries shall receive a credit against the applicable clause in Section 6.04 that was utilized for the Investment in such Unrestricted Subsidiary for all Returns in respect of such Investment. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary in accordance with this Section 5.12 shall constitute the incurrence by such Restricted Subsidiary at the time of designation of any Indebtedness or Liens of such Restricted Subsidiary outstanding at such time (to the extent assumed). (b) The Borrower may designate (or re-designate) any Restricted Subsidiary that is an Excluded Subsidiary, as an Electing Guarantor. The Borrower may designate (or re- designate) any Electing Guarantor as an Excluded Subsidiary; provided that (i) after giving effect to such release, such Restricted Subsidiary shall not be a guarantor of the obligations under the Existing Credit Agreement, any Credit Agreement Refinancing Indebtedness, any Additional Term Notes, any Unrestricted Additional Term Notes, any Term Loan Exchange Notes or any Additional Debt, (ii) such redesignation shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at the date of designation in an amount equal to the fair market value (as determined in good faith by the Borrower) of the Investments held by the Borrower and/or the Restricted Subsidiaries in such Electing Guarantor immediately prior to such re-designation and such Investments shall otherwise be permitted hereunder and (iii) any Indebtedness or Liens of such Restricted Subsidiary (after giving effect to such release) shall be deemed to be incurred at the time of such release by such Electing Guarantor and such incurrence shall otherwise be permitted hereunder. Section 5.13 Conduct of Business. From and after the Closing Date, the Borrower and its Restricted Subsidiaries will engage only in lines of business of the type engaged in by the Borrower and its Restricted Subsidiaries on the Closing Date and similar, ancillary, supportive, complementary, synergetic or related businesses or reasonable extensions thereof (and non-core incidental businesses acquired in connection with any Acquisition or permitted Investment or other immaterial businesses). 101

Section 5.14 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to maintain a public corporate credit rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower, but not, in each case, any specific rating. Section 5.15 [Reserved]. Section 5.16 Post-Closing Covenants. The Borrower agrees to deliver, or cause to be delivered, to the Administrative Agent, the items described on Schedule 5.16 on the dates and by the times specified with respect to such items, or such later time as may be agreed to by the Administrative Agent in its reasonable discretion. Until the expiration of the time periods set forth in Schedule 5.16 for each applicable requirement or such later time as the Administrative Agent may agree, no Default or Event of Default shall have occurred and be continuing or be deemed to have occurred solely due to the failure to satisfy such requirement, and each applicable representation, warranty and covenant herein or in any other Loan Document shall be deemed modified to permit such requirement to be outstanding. Section 5.17 Transactions with Affiliates. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, with a fair market value in excess of $10,000,000 except (a) transactions at prices and on terms and conditions (taken as a whole) not materially less favorable to the Borrower or such Restricted Subsidiary than could reasonably be expected to be obtained on an arm’s-length basis from unrelated third parties (as determined in good faith by the Borrower); (b) transactions between or among the Borrower and the Loan Parties (or any entity that becomes a Loan Party as a result of such transaction) not involving any other Affiliate; (c) loans or advances to employees, officers and directors permitted under Section 6.04; (d) payroll, travel and similar advances to cover matters permitted under Section 6.04; (e) the payment of reasonable fees and reimbursement of out-of-pocket expenses to directors of the Borrower or any Restricted Subsidiary; (f) compensation (including bonuses) and employee benefit arrangements paid to, indemnities provided for the benefit of, and employment and severance arrangements entered into with, directors, officers, managers, consultants or employees of the Borrower or the Subsidiaries in the ordinary course of business, including in connection with any transaction permitted hereunder; (g) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans; (h) payment of fees and expenses pursuant to the Transactions; (i) any Restricted Payment and payments on Indebtedness not prohibited by Section 6.06; (j) any transaction among the Borrower and its Subsidiaries for the sharing of liabilities for taxes so long as the payments made pursuant to such transaction are made by and among the members of the Borrower’s “affiliated group” (as defined in the Code); (k) transactions between and among the Borrower and the other Loan Parties which are in the ordinary course of business; (l) [reserved]; (m) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; (n) any customary transaction in connection 102 with a Receivables Facility or Qualified Securitization Financing or with a Securitization Subsidiary effected as part of a Qualified Securitization Financing; (o) any Intercompany License Agreements; (p) transactions set forth on Schedule 5.17, as these agreements and instruments may be amended, modified, supplemented, extended, renewed or refinanced from time to time in accordance with the other terms of this covenant or to the extent not more disadvantageous to the Secured Parties in any material respect (taken as a whole); (q) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a result of Investments by the Borrower and the Restricted Subsidiaries in such joint venture) in the ordinary course of business; (r) loans and other transactions by and among the Borrower and its Restricted Subsidiaries; (s) transactions by the Borrower and its Restricted Subsidiaries with customers, clients, joint venture partners, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, as determined in good faith by the board of directors or the senior management of the relevant Person, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (t) any transaction between or among the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower or a Joint Venture or similar entity that would constitute an Affiliate transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or otherwise controls such Affiliate, Joint Venture or similar entity; and (u) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an independent financial advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (a) of this Section 5.17. Section 5.18 Beneficial Ownership Certification and Other Additional Information. The Borrower will provide to the Administrative Agent and the Lenders promptly following any request therefor: (i) confirmation of the accuracy of the information set forth in the most recent Beneficial Ownership Certification provided to the Administrative Agent and Lenders; and (ii) such other information and documentation as may reasonably be requested by the Administrative Agent or any Lender from time to time for purposes of compliance by the Administrative Agent or such Lender with applicable laws (including without limitation the Patriot Act, the Beneficial Ownership Regulation and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith. ARTICLE VI Negative Covenants From and after the Closing Date and until the Termination Date, the Borrower covenants and agrees with the Lenders that: 103

Section 6.01 Indebtedness; Certain Equity Securities. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) Indebtedness of the Borrower or any other Restricted Subsidiary to the Borrower or any other Restricted Subsidiary, provided that (1) Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to any Loan Party shall, in each case, be incurred (x) in the ordinary course of business (which includes pursuant to any Intercompany License Agreement), (y) [reserved] or (z) as otherwise permitted by Section 6.04 (other than due to Section 6.04(aa)) and (2) Indebtedness of any Loan Party owing to a Restricted Subsidiary that is not a Loan Party shall be subordinated to the Obligations on terms which prohibit the repayment thereof after the acceleration of the Loans or bankruptcy of such Loan Party; (c) Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness of the Borrower or any other Restricted Subsidiary, provided that (1) the Indebtedness so Guaranteed is otherwise permitted by this Section 6.01, (2) Guarantees by any Loan Party of Indebtedness of any Restricted Subsidiary that is not a Loan Party shall, in each case, be (x) made in the ordinary course of business or (y) permitted by Section 6.04 (other than due to Section 6.04(aa)) and (3) if Indebtedness being guaranteed is subordinated in right of payment to the Obligations under the Loan Documents, such Guarantees permitted under this clause (c) shall be subordinated to the applicable Loan Party’s Obligations to the same extent and on the same terms as the Indebtedness so Guaranteed is subordinated to the Obligations; (d) (1) Indebtedness incurred to finance the acquisition, development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement of any fixed or capital assets, including Capital Lease Obligations, Synthetic Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement, and (2) extensions, renewals and replacements of any such Indebtedness so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the Indebtedness being extended, renewed or replaced (plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such extended, renewed or replaced Indebtedness) and premium payable by the terms of such Indebtedness thereon and fees and expenses associated therewith), provided that the aggregate principal amount of Indebtedness permitted by this clause (d) at any time outstanding shall not exceed the greater of (x) $100,000,000 and (y) 15% of LTM EBITDA computed on a Pro Forma Basis as of the Applicable Date of Determination; (e) (1) Indebtedness of (A) any Person acquired or assumed in connection with an Acquisition or permitted Investment or any assets acquired in connection therewith and (B) any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary (it being acknowledged that (x) a Person that becomes a direct or indirect Restricted Subsidiary of the Borrower as a result of an Acquisition or a permitted Investment may remain liable with respect 104 to Indebtedness existing on the date of such Acquisition or Investment and (y) an Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary may remain liable with respect to Indebtedness existing on the date of such redesignation); provided that (i) such Indebtedness is not created in anticipation of such Acquisition or Investment and (ii) the aggregate principal amount of such Indebtedness incurred under this clause (e) (including the amount of all Permitted Refinancings under clause (2) below) does not exceed (a) $100,000,000 at any time outstanding plus (b) unlimited additional Indebtedness if, for purposes of this clause (b), immediately after giving effect to such Acquisition, permitted Investment or redesignation, as the case may be, and the assumption of such Indebtedness, the Consolidated Interest Coverage Ratio computed on a Pro Forma Basis as of the Applicable Date of Determination is not less than the lesser of (A) 2.00:1.00 and (B) the Consolidated Interest Coverage Ratio immediately prior to the consummation of such Acquisition, permitted Investment or redesignation and the assumption of such Indebtedness; and (2) any Permitted Refinancings thereof; (f) other Indebtedness in an aggregate principal amount outstanding at any time not exceeding the greater of (x) $200,000,000 and (y) 22.5% of LTM EBITDA computed on a Pro Forma Basis as of the Applicable Date of Determination; (g) Indebtedness owed to any Person (including obligations in respect of letters of credit for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty, liability insurance, self-insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business or consistent with past practice; (h) Indebtedness in respect of or guarantee of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees, workers’ compensation claims, letters of credit, bank guarantees and banker’s acceptances, warehouse receipts or similar instruments and similar obligations (other than in respect of other Indebtedness for borrowed money) including, without limitation, those incurred to secure health, safety and environmental obligations, in each case provided in the ordinary course of business or consistent with past practice; (i) Indebtedness in respect of Swap Agreements not entered into for speculative purposes; (j) Indebtedness of any Restricted Subsidiary that is not a Loan Party; provided that the aggregate amount of Indebtedness permitted under this clause (j) shall not exceed the sum of (A) the greater of (x) $100,000,000 and (y) 15.0% of LTM EBITDA as of the Applicable Date of Determination plus (B) additional Indebtedness incurred from time to time pursuant to asset based revolving facilities provided by commercial banks or similar financial institutions; provided that (1) such Indebtedness is secured by Liens on the current assets of Restricted Subsidiaries that are not Loan Parties (and not on the Collateral), (2) Loan Parties shall not Guarantee such Indebtedness unless such Guarantee would otherwise be permitted under this Section 6.01, and (3) borrowings under such asset based revolving facilities shall be subject to a borrowing base or similar advance rate criteria; 105

(k) Indebtedness with respect to financial accommodations of the nature described in the definition of “Cash Management Obligations,” and other Indebtedness in respect of treasury, depositary, cash management and netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements or otherwise in connection with securities accounts and deposit accounts, in each case, in the ordinary course of business; (l) Indebtedness consisting of (1) the financing of insurance premiums or (2) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business or consistent with past practice; (m) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price adjustments (including earn-outs) or similar obligations, in each case incurred or assumed in connection with the acquisition or disposition of any business or assets permitted under this Agreement; (n) (1) Indebtedness created or incurred under the Existing Credit Agreement, (2) Credit Agreement Refinancing Indebtedness to the extent permitted under Section 6.01(n) of the Existing Credit Agreement and (3) any Permitted Refinancing of any of the foregoing; (o) (1) Indebtedness described on Schedule 6.01 annexed hereto and (2) any Permitted Refinancing of any of the foregoing; (p) endorsement of instruments or other payment items for deposit in the ordinary course of business; (q) (1) Indebtedness incurred in connection with the repurchase of Equity Interests pursuant to Section 6.06(a)(v) and (2) Permitted Refinancings thereof; provided that the original principal amount of any such Indebtedness incurred pursuant this clause (q) shall not exceed the amount of such Equity Interests so repurchased with such Indebtedness (or with the proceeds thereof); (r) [reserved]; (s) to the extent constituting Indebtedness, Guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of the Borrower and its Subsidiaries; (t) Indebtedness (other than Indebtedness for borrowed money) supported by any Letter of Credit (as defined in the Existing Credit Agreement), in each case, in an amount not to exceed the face amount of such Letter of Credit; (u) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Subsidiary of the Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States; 106

(v) Indebtedness incurred in connection with Permitted Sale Leaseback transactions in an aggregate principal amount not to exceed $100,000,000 at any time; (w) Indebtedness of (a) any Securitization Subsidiary arising under any Securitization Facility or (b) the Borrower or any Restricted Subsidiary arising under any Receivables Facility, in an aggregate principal amount not to exceed $500,000,000; (x) (1) Additional Term Notes, Unrestricted Additional Term Notes, Refinancing Notes and Term Loan Exchange Notes and (2) Permitted Refinancings of any of the foregoing; (y) Obligations in respect of Disqualified Equity Interests in an amount not to exceed $17,500,000 outstanding at any time; (z) (1) Additional Debt in an aggregate amount not to exceed (A) $100,000,000 outstanding at any time plus (B) unlimited Additional Debt if, for purposes of this clause (B) immediately before and after giving effect to each such incurrence and the application of the proceeds therefrom, (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) the Consolidated Interest Coverage Ratio computed on a Pro Forma Basis as of the Applicable Date of Determination shall not be less than 2.00:1.00; provided that if such Additional Debt is incurred in connection with a Permitted Acquisition or other Investment, such Consolidated Interest Coverage Ratio shall not be less than the lesser of (x) 2.00:1.00 or (y) the Consolidated Interest Coverage Ratio immediately prior to the consummation of such Permitted Acquisition or other Investment and the incurrence of such Indebtedness (provided that, in the case of a Permitted Acquisition or other Investment, such Consolidated Interest Coverage Ratio will be tested at the time of entering into a definitive agreement with respect thereto); provided further, that the maximum aggregate principal amount of such Additional Debt that may be incurred pursuant to this clause (z) by a Restricted Subsidiary that is not a Loan Party shall not exceed $30,000,000 at any time and (2) any Permitted Refinancing thereof; and (aa) (1) Indebtedness in an amount equal to 100% of the aggregate Net Proceeds received after the Existing Credit Agreement Restatement Date from the issue or sale of Qualified Equity Interests and to the extent such Net Proceeds or cash have been contributed as common equity (or other Equity Interests on terms reasonably acceptable to the Administrative Agent) to the Borrower and have not been applied pursuant to Section 6.04 or Section 6.06; and (2) any Permitted Refinancings thereof. For purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness (or any portion thereof) at any time meets the criteria of more than one of the categories described above in this Section 6.01 or is entitled to be incurred pursuant to clauses (d), (e), (f), (j), (n), (n), (q), (v), (w), (x), (z) and (aa) of this Section 6.01, the Borrower, in its sole discretion, may classify or reclassify (or later divide, classify or reclassify) such item of Indebtedness (or any portion thereof) and shall only be required to include the amount and type of such Indebtedness in one of the above clauses. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest, premium, fees or expenses, in the form of additional Indebtedness, Disqualified Equity Interests 107 or preferred stock shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01. For purposes of determining compliance with any restriction on the incurrence of Indebtedness, the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the amount of any premium paid, and fees and expenses incurred, in connection with such extension, replacement, refunding refinancing, renewal or defeasance (including any fees and original issue discount incurred in respect of such resulting Indebtedness). Section 6.02 Liens. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (a) Liens pursuant to any Loan Document; (b) Permitted Encumbrances; (c) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the Existing Credit Agreement Restatement Date; provided that any Lien securing obligations in excess of (x) $2,500,000 individually or (y) $25,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (c) that are not listed on Schedule 6.02) shall only be permitted to the extent such Lien is permitted by another clause in this Section 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary (other than any replacements of such property or assets and additions and accessions thereto, after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition, or asset of the Borrower or any Restricted Subsidiary and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender) and (ii) such Lien shall secure only those obligations and unused commitment that it secures on the Existing Credit Agreement Restatement Date and extensions, renewals and replacements thereof so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the obligations being extended, renewed or replaced (plus any accrued but unpaid interest (including any 108 portion thereof which is payable in kind in accordance with the terms of such extended, renewed or replaced Indebtedness) and premium payable by the terms of such obligations thereon and reasonable fees and expenses associated therewith); (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that became or becomes a Restricted Subsidiary (including as a result of any Unrestricted Subsidiary being redesignated as a Restricted Subsidiary) after the Existing Credit Agreement Restatement Date prior to the time such Person became or becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary as the case may be, (ii) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary (other than any replacements of such property or assets and additions and accessions thereto, after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender) and (iii) such Lien shall secure only those obligations and unused commitments (and to the extent such obligations and commitments constitute Indebtedness, such Indebtedness is permitted hereunder) that it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the obligations being extended, renewed or replaced (plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such extended, renewed or replaced Indebtedness) and premium payable by the terms of such obligations thereon and fees and expenses associated therewith); (e) Liens on fixed or capital assets acquired, developed, constructed, restored, replaced, rebuilt, maintained, upgraded or improved (including any such assets made the subject of a Capital Lease Obligation or Synthetic Lease Obligation incurred) by the Borrower or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness incurred to finance such acquisition, development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement and that is permitted by Section 6.01(d), or to extend, renew or replace such Indebtedness and that is permitted by Section 6.01(d), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 270 days after such acquisition or the completion of such development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement (provided that this clause (ii) shall not apply to any Indebtedness permitted by Section 6.01(e) or any Lien securing such Indebtedness) and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than any replacements of such property or assets and additions and accessions thereto, after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender); 109

(f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon, (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry or (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (g) Liens representing (i) any interest or title of a licensor, lessor or sublicensor or sublessor under any lease or license permitted by this Agreement, (ii) any Lien or restriction that the interest or title of such lessor, licensor, sublessor or sublicensor may be subject to, or (iii) the interest of a licensee, lessee, sublicensee or sublessee arising by virtue of being granted a license or lease permitted by this Agreement; (h) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods; (i) the filing of UCC (or equivalent) financing statements solely as a precautionary measure in connection with operating leases or consignment of goods; (j) Liens not otherwise permitted by this Section to the extent that the aggregate outstanding amount (or in the case of Indebtedness, the principal amount) of the obligations secured thereby at any time (considered together with any Liens under clause (bb) below in respect of Liens initially incurred under this clause (j)) does not exceed the greater of (i) $200,000,000 and (ii) 22.5% of LTM EBITDA computed on a Pro Forma Basis as of the Applicable Date of Determination; (k) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Loan Party in respect of Indebtedness or other obligations owed by such Restricted Subsidiary to such Loan Party; (l) Liens (i) attaching solely to cash advances and cash earnest money deposits in connection with Investments permitted under Section 6.04 or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted hereunder; (m) Liens consisting of customary rights of set-off or banker’s liens on amounts on deposit, to the extent arising by operation of law and incurred in the ordinary course of business; (n) Liens securing reimbursement obligations permitted by Section 6.01 in respect of documentary letters of credit or bankers’ acceptances; provided that such Liens attach only to the documents and goods covered thereby and proceeds thereto; (o) Liens on insurance policies and the proceeds thereof granted to secure the financing of insurance premiums with respect thereto; 110

(p) Liens encumbering deposits made to secure obligations arising from contractual or warranty requirements; (q) Liens on the Collateral securing obligations of any of the Loan Parties in respect of Indebtedness permitted by Section 6.01(n) or Section 6.01(x); provided that such Liens shall be pari passu with, or junior to, the Liens securing the Obligations hereunder; (r) Liens securing obligations referred to in Section 6.01(k) or on assets subject of any Permitted Sale Leaseback under Section 6.01(v); (s) Liens on (i) the Securitization Assets arising in connection with a Qualified Securitization Financing or (ii) the Receivables Assets arising in connection with a Receivables Facility; (t) licenses and sublicenses (with respect to Intellectual Property and other property), and leases and subleases granted to third parties in the ordinary course of business, to the extent they do not materially interfere with the business of the Borrower and the Restricted Subsidiaries taken as a whole; (u) Liens in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods; (v) Liens of bailees in the ordinary course of business; (w) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and its Subsidiaries; (x) utility and similar deposits in the ordinary course of business; (y) purchase options, calls and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Borrower or any Restricted Subsidiary in Joint Ventures; (z) [reserved]; (aa) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness for borrowed money, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; (bb) the modification, replacement, renewal or extension of any Lien permitted by Section 6.02(c), (d), (e) and (j); provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01, 111 and (B) proceeds and products thereof; and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is not prohibited by Section 6.01; (cc) Liens arising in connection with Intercompany License Agreements; (dd) Liens securing any Swap Agreement so long as the fair market value of the Collateral securing such Swap Agreement does not exceed $50,000,000 at any time; (ee) Liens on securities which are the subject of repurchase agreements incurred in the ordinary course of business; (ff) [reserved]; (gg) Liens on assets of any Restricted Subsidiary that is not a Loan Party to the extent such Liens secure Indebtedness of such Restricted Subsidiary permitted by Section 6.01; (hh) Liens on the Collateral that are pari passu with, or junior to, the Liens securing the Obligations hereunder securing Additional Debt incurred pursuant to Section 6.01(z); provided that (1) after giving effect to the incurrence of such Additional Debt (and the Liens securing such Additional Debt) and the application of the proceeds therefrom, (i) if such Additional Debt is secured on a junior basis to the Liens securing the Obligations hereunder, the Total Secured Net Leverage Ratio computed on a Pro Forma Basis shall not be greater than 3.50:1.00 and (ii) if such Additional Debt is secured on a pari passu basis with the Liens securing the Obligations, the First Lien Net Leverage Ratio computed on a Pro Forma Basis shall not be greater than 3.00:1.00, in the case of clauses (i) and (ii) as of the Applicable Date of Determination (provided, however, that in the case of a Permitted Acquisition or other Investment permitted hereunder, such applicable ratio will be tested as of the date of the definitive agreement with respect thereto) (assuming, solely for purposes of this clause (hh)(i) and (ii) at the time of incurrence (or, as applicable, the date of the definitive agreement with respect thereto) and not for any other provision hereunder, (x) such Additional Debt consisting of revolver debt is fully drawn and (y) the proceeds of such Additional Debt are not included as unrestricted cash and Cash Equivalents in clause (i) of the definition of “Total Secured Net Leverage Ratio” or “First Lien Net Leverage Ratio”, as applicable; provided that to the extent the proceeds of such Additional Debt are to be used to prepay Indebtedness, the use of such proceeds for the prepayment of such Indebtedness may be given pro forma effect) and (2) if the Liens are secured by Collateral, the representative for such Additional Debt shall enter into a customary intercreditor agreement with the Collateral Agent substantially consistent with the terms set forth on Exhibit K-1 or K-2 annexed hereto together with (A) any immaterial changes and (B) material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders and, unless the Required Lenders shall have objected in writing to such changes within five Business Days after such posting, then the Required Lenders shall be deemed to have agreed that the Collateral Agent’s entering into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Collateral Agent’s execution thereof, in each case in form and substance reasonably satisfactory to the Collateral Agent (it being understood that junior Liens are not required to be pari passu with other junior Liens, and that Indebtedness 112 secured by junior Liens may be secured by Liens that are pari passu with, or junior in priority to, other Liens that are junior to the Liens securing the Obligations); (ii) Liens on Escrowed Proceeds for the benefit of the related holders of debt securities or other Indebtedness (or the underwriters or arrangers thereof) or on cash set aside at the time of the incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose; and (jj) Liens on the assets of Restricted Subsidiaries that are not Loan Parties, other than to secure Indebtedness for borrowed money. Section 6.03 Fundamental Changes. (a) The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, except that so long as no Event of Default would result therefrom: (i) any Domestic Subsidiary (other than the Borrower) may merge into or consolidate or amalgamate with the Borrower as long as the Borrower is the surviving entity or such surviving Person shall assume the obligations of the Borrower hereunder (and if such Domestic Subsidiary is an Unrestricted Subsidiary, any Indebtedness of or Lien granted on the assets of such Domestic Subsidiary is permitted by Section 6.01 or Section 6.02), (ii) any Domestic Subsidiary may merge into or consolidate or amalgamate with any Subsidiary Loan Party (as long as (A) such Subsidiary Loan Party is the surviving entity, (B) such surviving entity becomes a Subsidiary Loan Party substantially concurrently with the consummation of such transaction and complies with Section 5.10 and Section 5.11 or (C) the disposition of such Subsidiary Loan Party would otherwise be permitted under Section 6.05 (other than Section 6.05(k)) or such Loan Party would otherwise be permitted to be to redesignated as an Excluded Subsidiary immediately prior to such transaction (and shall be deemed to be so disposed or redesignated), (iii) any Restricted Subsidiary that is not a Loan Party may merge into or consolidate or amalgamate with (A) any other Restricted Subsidiary that is not a Loan Party or (B) any Loan Party, (iv) the Borrower or any Restricted Subsidiary may consummate any Investment permitted by Section 6.04 (other than Section 6.04(aa)) (whether through a merger, consolidation, amalgamation or otherwise), provided that (A) the surviving entity shall be subject to the requirements of Section 5.10 and Section 5.11 (to the extent applicable) and (B), if the Borrower is a party to such transaction, the Borrower shall be the surviving entity or such surviving Person shall assume the obligations of the Borrower hereunder, and (v) any Restricted Subsidiary (other than the Borrower) may consummate any sale, transfer or other disposition permitted pursuant to Section 6.05 (other than Section 6.05(k)) (whether through a merger, consolidation, amalgamation or otherwise), provided that the surviving entity shall be subject to the requirements of Section 5.10 and Section 5.11 (to the extent applicable). In each of the preceding clauses (i), (ii) or (v) of this Section 6.03(a), in the case of any merger, consolidation or amalgamation involving the Borrower, if the Person surviving such merger, consolidation or amalgamation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory 113 thereof, (B) the Successor Company shall expressly assume all of the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party, (C) each Subsidiary Loan Party, unless it is the other party to such merger, consolidation or amalgamation, shall have confirmed that its Guarantee shall apply to the Successor Company’s obligations under the Loan Documents, (D) each Subsidiary Loan Party, unless it is the other party to such merger, consolidation or amalgamation, shall have by a supplement to the applicable Security Documents confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, (E) the Successor Company shall have provided to the Administrative Agent such “know your customer” anti-money laundering rules and Patriot Act information about the Successor Company as the Lenders shall have reasonably requested in writing, and (F) the Successor Company shall have delivered to the Administrative Agent an officer’s certificate stating that such merger, consolidation or amalgamation and such supplements preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the applicable Security Documents; provided, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Borrower under this Agreement. (b) The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, liquidate or dissolve, except that: (i) any Subsidiary (other than the Borrower) may transfer all or any portion of its assets (upon liquidation, dissolution, winding-up or any similar transaction) to the Borrower or any Subsidiary Loan Party, (ii) any Restricted Subsidiary that is not a Loan Party may transfer all or any portion of its assets (upon liquidation, dissolution, winding-up or any similar transaction) to the Borrower or any other Restricted Subsidiary, (iii) any Loan Party (other than the Borrower) may transfer all or any portion of its assets (upon liquidation, dissolution, winding-up or any similar transaction) to the Borrower or any other Subsidiary Loan Party, (iv) the Borrower or any Restricted Subsidiary may change its legal form, (v) [reserved] and (vi) any Restricted Subsidiary (other than the Borrower) may transfer all or any portion of its assets (upon liquidation, dissolution, winding-up or any similar transaction) to any Person in order to effect an Investment permitted pursuant to Section 6.04 (other than Section 6.04(aa)) or a sale, transfer or other disposition permitted pursuant to Section 6.05 (other than Section 6.05(k)). Section 6.04 Investments. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, make any Investments, except: (a) Investments in cash and Cash Equivalents and assets that were Cash Equivalents when such Investment was made; (b) Permitted Acquisitions; (c) (i) Investments existing on the Existing Credit Agreement Restatement Date and (ii) Investments consisting of any modification, replacement, renewal, reinvestment or extension of any such Investment; provided that the amount of any Investment permitted pursuant to this Section 6.04(c) is not increased from the original amount of such Investment on the Existing Credit Agreement Restatement Date (determined without reducing such amount to reflect any Return received on such Investment from and after the Existing Credit Agreement Restatement Date) except pursuant to the terms of such Investment (including in respect of any 114 unused commitment), plus any accrued but unpaid interest thereon (including any portion thereof which is payable in kind in accordance with the terms of such modified, extended, renewed or replaced Investment) and premium payable by the terms of such Investment and fees and expenses associated therewith as of the Existing Credit Agreement Restatement Date or as otherwise permitted by this Section 6.04; (d) Investments (i) between and among any of the Restricted Subsidiaries that are not Loan Parties, (ii) between and among any of the Loan Parties and (iii) by any Loan Party in any Restricted Subsidiary that is not a Loan Party; provided that in the case of this clause (iii) such Investments made after the Existing Credit Agreement Restatement Date shall not exceed the greater of (x) $100,000,000 and (y) 15% of LTM EBITDA computed on a Pro Forma Basis as of the Applicable Date of Determination (it being understood that for purposes of calculating amounts outstanding pursuant to this clause (d)(iii), such amount shall be calculated on a net basis (without duplication of the reduction of the amount of any such Investment in respect of Returns on such Investment pursuant to the definition of “Investment”) giving effect to all Investments (I) in the Loan Parties by and Returns to the Loan Parties from Restricted Subsidiaries that are not Loan Parties and (II) in the Loan Parties by Joint Ventures and Unrestricted Subsidiaries); provided, further, that to the extent that any such Investments under this clause (d) constitute loans or advances made to any Loan Party, such loans or advances shall be subordinated in right of payment to the Obligations upon the occurrence of an Event of Default pursuant to Section 7.01(h) or (i) or upon the acceleration of the Obligations pursuant to Section 7.01 after the occurrence of any other Event of Default; (e) Investments made by the Borrower or any Restricted Subsidiary in any Joint Venture or any Unrestricted Subsidiary; provided that the aggregate amount of such Investments made after the Existing Credit Agreement Restatement Date pursuant to this clause (e) by (x) Loan Parties and Restricted Subsidiaries in Joint Ventures and (y) the Borrower and its Restricted Subsidiaries in Unrestricted Subsidiaries shall not exceed the greater of (A) $100,000,000 and (B) 20% of LTM EBITDA as of the Applicable Date of Determination after giving effect thereto computed on a Pro Forma Basis to each proposed Investment (it being understood that for purposes of calculating amounts outstanding pursuant to this clause (e), such amount shall be calculated on a net basis (without duplication of the reduction of the amount of any such Investment in respect of Returns on such Investment pursuant to the definition of “Investment”) giving effect to all Investments (I) in the Loan Parties by and Returns to the Loan Parties from Restricted Subsidiaries that are not Loan Parties and (II) in the Loan Parties by Joint Ventures and Unrestricted Subsidiaries); (f) Investments made by any Restricted Subsidiary that is not a Loan Party in the Borrower or any Restricted Subsidiary; provided that to the extent that any such Investments constitute loans or advances made to any Loan Party, such loans or advances shall be subordinated in right of payment to the Obligations upon the occurrence of an Event of Default pursuant to Section 7.01(h) or (i) or upon the acceleration of the Obligations pursuant to Section 7.01 after the occurrence of any other Event of Default; (g) (A) non-cash loans or advances to employees, partners, officers and directors of the Borrower or any Subsidiary in connection with such Person’s purchase of Equity Interests of the Borrower and (B) promissory notes received from stockholders of the Borrower 115 or any Subsidiary in connection with the exercise of stock options in respect of the Equity Interests of the Borrower and the Subsidiaries; (h) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (i) Investments in respect of Swap Agreements, Cash Management Agreements and Cash Management Services not entered into for speculative purposes; (j) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary or consolidates, amalgamates or merges with the Borrower or any Restricted Subsidiary (including in connection with an Acquisition or other Investment permitted hereunder); provided that such Investment was not made in contemplation of such Person becoming a Restricted Subsidiary or such consolidation, amalgamation or merger; (k) Investments resulting from pledges or deposits described in clause (c) or (d) of the definition of the term “Permitted Encumbrance”; (l) Investments received in connection with the disposition of any asset in accordance with and to the extent permitted by Section 6.05 (other than Section 6.05(d)); (m) receivables or other trade payables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, provided that such trade terms may include such concessionary trade terms as the Borrower or such Restricted Subsidiary deems reasonable under the circumstances; (n) Investments resulting from Liens permitted under Section 6.02; (o) Investments in deposit accounts and securities accounts opened in the ordinary course of business; (p) Investments in connection with Intercompany License Agreements; (q) other Investments (including those of the type otherwise described herein) made after the Existing Credit Agreement Restatement Date in an aggregate amount at any time outstanding not to exceed the greater of (x) $150,000,000 and (y) 17.5% of LTM EBITDA as of the Applicable Date of Determination after giving effect thereto computed on a Pro Forma Basis to each such proposed Investment pursuant to this clause (q); (r) Investments consisting of cash earnest money deposits in connection with a Permitted Acquisition or other Investment permitted hereunder; (s) Investments solely to the extent such Investments reflect an increase in the value of Investments otherwise permitted under this Section 6.04; 116

(t) the acquisition of additional Equity Interests of Restricted Subsidiaries from minority shareholders (it being understood that to the extent that any Restricted Subsidiary that is not a Loan Party is acquiring Equity Interests from minority shareholders then this clause (t) shall not in and of itself create, or increase the capacity under, any basket for Investments by Loan Parties in any Restricted Subsidiary that is not a Loan Party); (u) Investments consisting of endorsements for collection or deposit in the ordinary course of business; (v) (a) Investments in any Receivables Facility or any Securitization Subsidiary in order to effectuate a Qualified Securitization Financing, including the ownership of Equity Interests in such Securitization Subsidiary and (b) distributions or payments of Securitization Fees and purchases of Securitization Assets or Receivables Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing or a Receivables Facility; (w) Investments in Equity Interests in any Subsidiary resulting from any sale, transfer or other disposition by the Borrower or any Subsidiary permitted by Section 6.05, including as a result of any contribution from any parent or distribution to any Subsidiary of such Equity Interests; (x) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower; (y) loans or advances to officers, partners, directors, consultants and employees of the Borrower or any Restricted Subsidiary for (A) relocation, entertainment, travel expenses, drawing accounts and similar expenditures and (B) for other purposes in the aggregate amount not to exceed $25,000,000 at any time outstanding; (z) other Investments (including those of the type otherwise referred to herein) in an aggregate amount not to exceed the Available Amount so long no Event of Default has occurred and is continuing or would result from the making of such Investment; (aa) Investments consisting of or resulting from Indebtedness, Liens, fundamental changes and dispositions permitted under Section 6.01 (other than Section 6.01(b) and (c)), Section 6.02, Section 6.03 (other than Section 6.03(a)(iv) and (b)(vi)), Section 6.05 (other than Section 6.05(b)) and Section 6.06 (other than Section 6.06(a)(viii)), respectively; (bb) Loans repurchased by the Borrower or a Restricted Subsidiary pursuant to and in accordance with Section 2.11(i) or Section 9.04, so long as such Loans are immediately cancelled; (cc) cash or property distributed from any Restricted Subsidiary that is not a Loan Party (i) may be contributed to other Restricted Subsidiaries that are not Loan Parties, and (ii) may pass through the Borrower and/or any intermediate Restricted Subsidiaries, so long as part of a series of related transactions and such transaction steps are not unreasonably delayed and are otherwise permitted hereunder; 117

(dd) Investments to the extent that payment for such Investments is made solely with Equity Interests (other than Disqualified Equity Interests) of the Borrower; (ee) Guarantee obligations of the Borrower or any Restricted Subsidiary in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Restricted Subsidiary of the Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States; (ff) [reserved]; (gg) asset purchases (including purchases of inventory, supplies and materials) in the ordinary course of business; (hh) performance Guarantees of the Borrower and its Restricted Subsidiaries primarily guaranteeing performance of contractual obligations of the Borrower or Restricted Subsidiaries to a third party and not primarily for the purposes of guaranteeing payment of Indebtedness; (ii) so long as, at the time of execution of a binding agreement in respect of any such Investment, no Event of Default has occurred and is continuing or would result therefrom, Investments in an unlimited amount so long as the Total Secured Net Leverage Ratio calculated on a Pro Forma Basis is less than or equal to 3.00:1.00; and (jj) Guarantees by the Borrower or any Restricted Subsidiary of leases (other than Capitalized Lease Obligations), contracts, or other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business. For the avoidance of doubt, if an Investment would be permitted under any provision of this Section 6.04 (other than Section 6.04(b)) and as a Permitted Acquisition, such Investment need not satisfy the requirements otherwise applicable to Permitted Acquisitions unless such Investments are consummated in reliance on Section 6.04(b). In addition, to the extent an Investment is permitted to be made by a Restricted Subsidiary directly in any Restricted Subsidiary or any other Person who is not a Loan Party (each such Person, a “Target Person”) under any provision of this Section 6.04, such Investment may be made by advance, contribution or distribution directly or indirectly to the Borrower and further advanced or contributed by the Borrower to a Loan Party or other Restricted Subsidiary for purposes of ultimately making the relevant Investment in the Target Person without constituting an Investment for purposes of Section 6.04 (it being understood that such Investment must satisfy the requirements of, and shall count toward any thresholds or baskets in, the applicable clause under Section 6.04 as if made by the applicable Restricted Subsidiary directly to the Target Person). Section 6.05 Asset Sales. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interests owned by it nor will the Borrower permit any Restricted Subsidiary to issue any additional Equity Interests in such Restricted Subsidiary (other than any Restricted Subsidiary issuing directors’ qualifying shares), except: 118

(a) sales, transfers, leases and other Dispositions of (i) inventory or services or immaterial assets in the ordinary course of business, (ii) obsolete, non-core, worn-out, uneconomic, damaged or surplus property or property that is no longer economically practical or commercially desirable to maintain or used or useful in its business, whether now or hereafter owned or leased or acquired in connection with an Acquisition or other permitted Investments, (iii) cash, Cash Equivalents and other investment securities in the ordinary course of business, (iv) accounts in the ordinary course of business for purposes of collection, and (v) assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $7,500,000 or less and the aggregate value of such assets sold during any fiscal year of the Borrower is equal to $17,500,000 or less; (b) sales, transfers, leases and other Dispositions to the Borrower or any Subsidiary (including by contribution, Disposition, dividend or otherwise); provided that if the transferor of such property is a Loan Party, then (x) the transferee thereof must be a Loan Party or (y) to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, such Disposition (1) is in the ordinary course of business, (2) is for fair value and any promissory note or other non-cash consideration received in respect thereof is a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04 or (3) to the extent constituting an Investment, such Investment must be a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04; (c) sales, transfers and other Dispositions of accounts receivable (including write-offs, discounts and compromises) in connection with the compromise, settlement or collection thereof; (d) sales, transfers, leases and other Dispositions of property to the extent that such property constitutes an Investment permitted by Section 6.04 (other than Section 6.04(l) and (aa)) or another asset is received as consideration for the Disposition of any asset permitted by this Section (in each case, other than Equity Interests in a Restricted Subsidiary, unless all Equity Interests in such Restricted Subsidiary are sold); (e) leases or licenses or subleases or sublicenses entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of the Borrower and the Restricted Subsidiaries taken as a whole; (f) conveyances, sales, transfers, licenses or sublicenses or other Dispositions of Software or other Intellectual Property in the ordinary course of business (i) that is, in the reasonable good faith judgment of the Borrower, immaterial to the business of the Borrower or any Restricted Subsidiary, or no longer economically practicable or commercially desirable to maintain or used or useful in the business of the Borrower and the Restricted Subsidiaries or (ii) pursuant to a research or development agreement entered into in the ordinary course of business in which the counterparty to such agreement receives a license to use Software or other Intellectual Property that results from such agreement, in each case, to the extent that such conveyance, sale, transfer, license, sublicense or other Disposition does not materially interfere with the businesses of the Borrower and the Restricted Subsidiaries taken as a whole; 119

(g) Dispositions resulting from any casualty or insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary; (h) the abandonment or lapse of Intellectual Property, whether now or hereafter owned or leased or acquired in connection with an Acquisition or other permitted Investment, or expiration of Intellectual Property in accordance with its statutory term; (i) the Disposition of any assets existing on the Closing Date that are set forth on Schedule 6.05; (j) sales, transfers and other Dispositions by the Borrower or any Restricted Subsidiary of assets since the Existing Credit Agreement Restatement Date so long as (A) such Disposition is for fair market value (as determined in good faith by the Borrower or such Restricted Subsidiary), (B) if at the time of execution of a binding agreement in respect of such sale, transfer or other Disposition, no Event of Default has occurred and is continuing or would result therefrom, (C) if the assets sold, transferred or otherwise Disposed of have a fair market value in excess of $17,500,000, at least 75% of the consideration (other than (i) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Borrower or any of its Restricted Subsidiaries and the valid release of the Borrower or such Restricted Subsidiary, by all applicable creditors in writing, from all liability on such Indebtedness or other liability in connection with such Disposition, (ii) securities, notes or other obligations received by the Borrower or any of its Restricted Subsidiaries from the transferee that are converted by the Borrower or any of its Restricted Subsidiaries into cash or Cash Equivalents within 180 days following the closing of such Disposition, (iii) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that the Borrower and each other Restricted Subsidiary are released from any Guarantee of payment of such Indebtedness in connection with such Disposition, (i) consideration consisting of Indebtedness of the Borrower (other than Subordinated Indebtedness) received after the Existing Credit Agreement Restatement Date from Persons who are not the Borrower or any Restricted Subsidiary and (v) in connection with an asset swap, all of which shall be deemed “cash”) received is cash or Cash Equivalents or Designated Non-Cash Consideration to the extent that all Designated Non-Cash Consideration at such time does not exceed the greater of (x) $100,000,000 and (y) 15% of LTM EBITDA (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value) and all of the consideration received is at least equal to the fair market value of the assets sold, transferred or otherwise Disposed of and (D) the Net Proceeds thereof shall be subject to Section 2.11(c); (k) sales, transfers and other Dispositions permitted by Section 6.03 (other than Section 6.03(a)(iv) or 6.03(b)(vi)); (l) the incurrence of Liens permitted hereunder; (m) [reserved]; 120

(n) sales or Dispositions of Equity Interests of any Subsidiary (other than the Borrower) in order to qualify members of the Governing Body of such Subsidiary if required by applicable law; (o) samples, including time-limited evaluation software, provided to customers or prospective customers; (p) de minimis amounts of equipment provided to employees; (q) sales, transfers and other Dispositions of (i) any Equity Interests in Unrestricted Subsidiaries or their assets or (ii) other Excluded Property, provided that for the purposes of clause (ii), (A) the Total Secured Net Leverage Ratio as of the Applicable Date of Determination after giving effect on a Pro Forma Basis to such Disposition, shall be no greater than 3.00:1.00 or (B) the fair market value of such Dispositions that do not meet the requirements of subclause (A) shall not exceed $100,000,000 in the aggregate; (r) Restricted Payments made pursuant to Section 6.06; (s) Permitted Sale Leasebacks in an aggregate principal amount not to exceed $100,000,000 at any time; (t) the unwinding of any Cash Management Agreement or Swap Agreement pursuant to its terms; (u) sales, transfers or other Dispositions of Investments in Joint Ventures or any Subsidiary that is not a wholly-owned Restricted Subsidiary to the extent required by, or made pursuant to, customary buy/sell arrangements between the parties set forth in Joint Venture arrangements and similar binding agreements; (v) the Borrower and any Restricted Subsidiary may (i) terminate or otherwise collapse its cost sharing agreements with the Borrower or any Subsidiary and settle any crossing payments in connection therewith, (ii) convert any intercompany Indebtedness to Equity Interests, (iii) transfer any intercompany Indebtedness to the Borrower or any Restricted Subsidiary, (iv) settle, discount, write off, forgive or cancel any intercompany Indebtedness or other obligation owing by any Loan Party, (v) settle, discount, write off, forgive or cancel any Indebtedness owing by any present or former consultants, directors, officers or employees of the Borrower or any Subsidiary or any of their successors or assigns or (vi) surrender or waive contractual rights and settle or waive contractual or litigation claims; (w) any Disposition of Securitization Assets or Receivables Assets, or participations therein, in connection with any Qualified Securitization Financing or Receivables Facility, or the Disposition of an account receivable in connection with the collection or compromise thereof in the ordinary course of business or consistent with past practice; (x) conveyances, sales, transfers, leases, licenses, sublicenses or other Dispositions pursuant to Intercompany License Agreements; 121

(y) other Dispositions (including those of the type otherwise described herein) made after the Existing Credit Agreement Restatement Date in an aggregate amount not to exceed the greater of (x) $17,500,000 and (y) any greater amount so long as the portion of LTM EBITDA generated by or attributable to all such property Disposed of shall not exceed 2.5% of LTM EBITDA as of the Applicable Date of Determination; and (z) any swap of assets in exchange for (or sale of assets, the purpose of which is to acquire (and which results within 365 days of such sale in the acquisition of)) services or other assets in the ordinary course of business of comparable or greater fair market value or usefulness to the business of the Borrower and its Restricted Subsidiaries as a whole, as determined in good faith by the Borrower. Section 6.06 Restricted Payments; Certain Payments of Indebtedness. (a) The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, declare or make any Restricted Payment, except that: (i) (A) the Restricted Subsidiaries may declare and make Restricted Payments ratably with respect to their Equity Interests and (B) any Restricted Subsidiary may make a Restricted Payment to the Borrower or any other Restricted Subsidiary (so long as, in the case of this clause (B), if the Restricted Subsidiary making the Restricted Payment is not wholly owned (directly or indirectly) by the Borrower, such Restricted Payment is made ratably among the holders of its Equity Interests); (ii) the Borrower and the Restricted Subsidiaries may declare and make Restricted Payments with respect to their Equity Interests payable solely in shares of Qualified Equity Interests (so long as, in the case of this clause (ii), if the Restricted Subsidiary making the Restricted Payment is not wholly owned (directly or indirectly) by the Borrower, such Restricted Payment is made ratably among the holders of its Equity Interests); (iii) the Restricted Subsidiaries may make Restricted Payments in connection with the acquisition of additional Equity Interests in any Restricted Subsidiary from minority shareholders; (iv) the Borrower or any Restricted Subsidiary may make repurchases of Equity Interests deemed to occur upon the cashless exercise of stock options when such Equity Interests represent a portion of the exercise price thereof; (v) the Restricted Subsidiaries may make Restricted Payments to allow the Borrower or any Restricted Subsidiary to purchase the Borrower’s preferred stock, common stock, restricted stock or common stock options from present or former consultants, directors, managers, officers or employees of the Borrower or any Subsidiary, or their estates, descendants, family, spouses or former spouses, upon the death, disability or termination of employment of such consultant, director, manager, officer or employee or pursuant to any employee, management, director or manager equity plan, employee, management, director or manager stock option plan or any other employee, management, director or manager benefit plan or any agreement (including any stock subscription or 122 shareholder agreement) with any employee, director, manager, officer or consultant of the Borrower or any Subsidiary, provided that the aggregate amount of payments under this clause (v) subsequent to the Existing Credit Agreement Restatement Date (net of proceeds received by the Borrower or such Restricted Subsidiary subsequent to the Existing Credit Agreement Restatement Date in connection with resales of any stock or common stock options so purchased (which to the extent that such cash proceeds from the issuance of any such stock are utilized to make payments pursuant to this clause (v) in excess of the amounts otherwise permitted hereunder then such equity proceeds so utilized shall not also increase the Available Amount)) shall not exceed $25,000,000 (with unused amounts in any fiscal year being carried over to the next succeeding fiscal year subject to a maximum of $50,000,000 in any fiscal year) per fiscal year, plus the amount of any key-man life insurance policies; provided that the cancellation of Indebtedness owing to the Borrower or any of its Subsidiaries by any consultant, director, manager, officer or employee in connection with a repurchase of any such Equity Interests and the redemption or cancellation of such Equity Interests without cash payment will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement; (vi) the Borrower and its Restricted Subsidiaries may make Restricted Payments pursuant to any Intercompany License Agreements; (vii) the Borrower and its Restricted Subsidiaries may make Restricted Payments (i) in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other permitted Investments (other than pursuant to Section 6.04(aa)), (ii) to satisfy indemnity and other similar obligations in connection with Permitted Acquisitions or other permitted Investments, and (iii) to holders of restricted stock or restricted stock units under any equity plan and phantom stock awards (including MSUs (or similar equity grants)); (viii) the Borrower and its Restricted Subsidiaries may make Restricted Payments necessary to consummate transactions permitted pursuant to Section 6.03 and to make Investments permitted pursuant to Section 6.04 (other than pursuant to Section 6.04(aa)); (ix) the Borrower and the Restricted Subsidiaries may forgive or cancel any Indebtedness owed to the Borrower or any Restricted Subsidiary issued for repurchases of the Borrower’s Equity Interests; (x) the Borrower or any Restricted Subsidiary may make additional Restricted Payments provided that (a) no Event of Default has occurred and is continuing or would result therefrom and (b) the Total Net Leverage Ratio after giving effect thereto on a Pro Forma Basis as of the Applicable Date of Determination is less than or equal to 3.00:1.00; (xi) distributions or payments of Securitization Fees, sales, contributions and other transfers of Securitization Assets or Receivables Assets and purchases of Securitization Assets or Receivables Assets pursuant to Securitization Repurchase 123

Obligations, in each case in connection with a Qualified Securitization Financing or a Receivables Facility; (xii) the Restricted Subsidiaries may make Restricted Payments to the Borrower the proceeds of which shall be used to pay customary costs, fees and expenses related to any unsuccessful equity or debt offering permitted by this Agreement; (xiii) the Restricted Subsidiaries may make Restricted Payments to the Borrower to (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Acquisition, Investment or other transaction otherwise permitted hereunder and (b) honor any conversion request by a holder of convertible Indebtedness (to the extent such conversion request is paid solely in shares of Qualified Equity Interests of the Borrower) and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms; and (xiv) the Borrower and the Restricted Subsidiaries may make Restricted Payments in an aggregate amount not to exceed (A) $150,000,000 (less any amounts applied pursuant to Section 6.06(b)(vi)(A)) plus (B) the Available Amount; provided however that (a) at the time of making such Restricted Payment, no Event of Default has occurred and is continuing or would result therefrom and (b) amounts pursuant to clause (b) of the definition of “Available Amount” may be used to fund Restricted Payments pursuant to this clause (xiv) only to the extent that the Total Secured Net Leverage Ratio on a Pro Forma Basis after giving effect thereto as of the Applicable Date of Determination is less than or equal to 3.00:1.00. (b) The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, make any voluntary payment or other distribution (whether in cash, securities or other property), of or in respect of principal or interest, or such payment by way of the purchase, redemption, retirement, acquisition, cancellation or termination, in each case prior to the final scheduled maturity thereof, of any Material Indebtedness that is contractually subordinated in right of payment to any of the Obligations (it being understood that Indebtedness shall not be deemed to be subordinated in right of payment to the Obligations merely because such Indebtedness is secured by a Lien that is junior to the Liens securing the applicable portion of the Obligations) except: (i) payment of regularly scheduled interest and principal payments (and fees, indemnities and expenses payable) as, and when due in respect of any such Indebtedness to the extent permitted by any subordination or intercreditor provisions in respect thereof; (ii) Permitted Refinancings of any such Indebtedness to the extent such Permitted Refinancings are permitted by Section 6.01; (iii) payments of intercompany Indebtedness permitted under Section 6.01 to the extent permitted by any subordination provisions in respect thereof; 124

(iv) conversions, exchanges, redemptions, repayments or prepayments of such Indebtedness into or for Equity Interests of the Borrower (other than Disqualified Equity Interests of the Borrower, except to the extent permitted under Section 6.01(x)); (v) AHYDO Catch-Up Payments relating to Indebtedness of the Borrower and its Restricted Subsidiaries so long as no Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing; (vi) any such payments or other distributions in an amount not to exceed (A) $150,000,000 (less any amounts applied pursuant to Section 6.06(a)(xiv)(A)) plus (B) the Available Amount; provided however that in the case of payments or distributions made pursuant to this clause (vi) (I) at the time of making such payment or distribution, no Event of Default has occurred and is continuing or would result therefrom and (II) amounts pursuant to clause (b) of the definition of “Available Amount” may be used to make payments pursuant to this clause (vi) only to the extent that the Total Secured Net Leverage Ratio on a Pro Forma Basis after giving effect thereto as of the Applicable Date of Determination is less than or equal to 3.00:1.00; (vii) payments or distributions made with net proceeds received by the Borrower after the Existing Credit Agreement Restatement Date from the issuance or sale of Qualified Equity Interests of the Borrower (which such equity proceeds so utilized shall not also increase the Available Amount); (viii) the payment, redemption, repurchase, retirement, termination or cancellation of Indebtedness within 60 days of the date of the Redemption Notice if, at the date of any payment, redemption, repurchase, retirement, termination or cancellation notice in respect thereof (the “Redemption Notice”), such payment, redemption, repurchase, retirement termination or cancellation would have complied with another provision of this Section 6.06(b); provided that such payment, redemption, repurchase, retirement, termination or cancellation shall reduce capacity under such other provision. Section 6.07 [Reserved]. Section 6.08 Restrictive Agreements. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, enter into any agreement, instrument, deed or lease that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit to exist any Lien in favor of the Secured Parties upon any of its Collateral or (b) the ability of any Restricted Subsidiary to make Restricted Payments or to make or repay loans or advances to the Borrower or any Restricted Subsidiary, provided that the foregoing shall not apply to (i) restrictions and conditions imposed by (A) law, (B) any Loan Document, the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement), any agreements evidencing secured Indebtedness permitted by this Agreement or any documents governing the Term Loan Exchange Notes, the Additional Term Notes, the Unrestricted Additional Term Notes, the Credit Agreement Refinancing Indebtedness, the Refinancing Notes, any Additional Debt and any documentation providing for any Permitted Refinancing thereof or (C) other agreements evidencing Indebtedness permitted by Section 6.01, unless in each case under this clause (i) such restrictions or conditions (x) apply solely to a 125

Restricted Subsidiary that is not a Loan Party, (y) are no more restrictive than the restrictions or conditions set forth in the Loan Documents, or (z) do not materially impair the Borrower’s ability to pay its obligations under the Loan Documents as and when due (as determined in good faith by the Borrower); (ii) restrictions and conditions existing on the Existing Credit Agreement Restatement Date or on any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement materially expands the scope of any such restriction or condition (as determined in good faith by the Borrower); (iii) restrictions and conditions contained in agreements relating to the sale of Equity Interests of a Subsidiary or a Joint Venture or of any assets of the Borrower, a Subsidiary or a Joint Venture, in each case pending such sale, provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are to be sold and such sale is permitted hereunder; (iv) customary provisions in leases, licenses and other contracts restricting the assignment, subletting or transfer thereof or other assets subject thereto; (v)(A) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the sale, transfer or other disposition of all or substantially all of the Equity Interests or assets of such Subsidiary or (B) restrictions on transfers of assets subject to Liens permitted by Section 6.02 (but, with respect to any such Lien, only to the extent that such transfer restrictions apply solely to the assets that are the subject of such Lien); (vi) restrictions created in connection with any Qualified Securitization Financing; (vii) restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary, provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to the Borrower or any other Restricted Subsidiary; (viii) customary provisions in shareholders agreements, joint venture agreements, organizational or constitutive documents or similar binding agreements relating to any Joint Venture or non-wholly-owned Restricted Subsidiary and other similar agreements applicable to Joint Ventures and non-wholly-owned Restricted Subsidiaries and applicable solely to such Joint Venture or non-wholly-owned Restricted Subsidiary and the Equity Interests issued thereby; (ix) any restrictions on cash or other deposits imposed by agreements entered into in the ordinary course of business; (x) any restrictions regarding licensing or sublicensing by the Borrower and its Restricted Subsidiaries of Intellectual Property in the ordinary course of business to the extent not materially interfering with the business of the Borrower or the Restricted Subsidiaries taken as a whole; (xi) any restrictions that arise in connection with cash or other deposits permitted under Section 6.02 and Section 6.04; (xii) any restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and (xiii) any restrictions imposed by any agreement governing Indebtedness entered into on or after the Existing Credit Agreement Restatement Date and permitted under Section 6.01 if the restrictions contained in any such agreement taken as a whole (a) are not materially less favorable to the Secured Parties than the encumbrances and restrictions contained in the Loan Documents (as determined by the Borrower) or (b) either (I) the Borrower determines at the time of entry into such agreement or instrument that such encumbrances or restrictions will not adversely affect, in any material respect, the Borrower’s ability to make principal or interest payments required hereunder or (II) such encumbrance or restriction applies only during the continuance of a default relating to such agreement or instrument. Section 6.09 Amendment of Material Documents. The Borrower will not, nor will the Borrower permit any Subsidiary Loan Party to, amend or otherwise modify (i) any of its Organizational Documents in a manner that would reasonably be expected to cause a Material 126

Adverse Effect or (ii) in any manner materially adverse to the interests of the Lenders any term or condition of any Material Indebtedness required to be subordinated in right of payment to the Obligations except as permitted pursuant to or reasonably necessary to effect a Permitted Refinancing thereof. Section 6.10 Change in Nature of Business. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary, corollary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions thereof. Section 6.11 Financial Covenants. (a) Total Net Leverage Ratio. The Borrower will not permit the Total Net Leverage Ratio, calculated as of the last day of the most recent fiscal quarter of the Borrower for which financial statements were required to have been furnished to the Administrative Agent pursuant to Section 5.01, to exceed 3.50 to 1.00; provided that, subject to the limitations set forth in the definition of Qualifying Material Acquisition (including the delivery of a QMA Notice within the required time period set forth in the definition of Qualifying Material Acquisition and compliance with the financial covenant), such ratio shall be increased to 4.00:1.00 for the twelve month period following the delivery of the QMA Notice (such period, the “Financial Covenant Increase Period”). (b) Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio as the last day of any fiscal quarter to be less than 3.00 to 1.00. Section 6.12 Use of Proceeds. The Borrower will not, directly or indirectly, use the proceeds of the Loans or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of any Sanctions, or in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the credit facility hereunder) or (ii) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any other applicable anti-corruption law. ARTICLE VII Events of Default Section 7.01 Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur: (a) the Borrower or any other Loan Party shall fail to pay any principal of any Loan when and as the same shall become due and payable; 127

(b) the Borrower or any other Loan Party shall fail to pay (x) any interest on any Loan, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days or (y) any fee payable hereunder or any other amount due under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days; (c) any representation, warranty or certification, when taken as a whole, made or deemed made by any Loan Party in any Loan Document shall be false or incorrect in any material respect as of the date made or deemed made; (d) the Borrower shall default in the performance or compliance of Section 5.02(a) (provided that the delivery of a notice of Default or Event of Default at any time will cure an Event of Default under Section 5.02(a) arising from the failure of the Borrower to timely deliver such notice of Default or Event of Default), Section 5.03 (solely with respect to the existence of the Borrower in its jurisdiction of incorporation) or in Article VI; provided that any breach of Section 6.11 shall not constitute an Event of Default unless and until the Administrative Agent (with the consent, or at the request, of the Required Lenders) has declared all outstanding Loans to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded on or before such date; (e) any Loan Party shall default in the performance of or compliance with any term contained in any Loan Document (other than those specified in paragraph (a), (b) or (d) of this Section 7.01), and such default shall continue unremedied and unwaived for a period of 30 days after receipt by the Borrower of written notice thereof from the Administrative Agent or the Required Lenders; (f) the Borrower or any Restricted Subsidiary shall fail to make any payment beyond all applicable grace periods (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace periods provided in the applicable instrument or agreement under which such Material Indebtedness was created, provided that this paragraph (f) shall not apply to any such failure that has been (x) remedied by the Borrower or applicable Restricted Subsidiary or (y) waived (including in the form of amendment) by the requisite holders of the applicable item of Material Indebtedness, in either case, prior to the acceleration of all the Loans pursuant to this Section 7.01; (g) (i) any breach or default (after all applicable grace periods having expired and all required notices having been given) by the Borrower or any Restricted Subsidiary of any Material Indebtedness if the effect of such breach or default is to cause such Material Indebtedness to become due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired and all required notices having been given) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this paragraph (g) shall not apply to (A) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property 128 or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), (B) Indebtedness which is convertible into Equity Interests that converts to Equity Interests in accordance with its terms or (C) any breach or default that (x) is remedied by the Borrower or the applicable Restricted Subsidiary or (y) waived (including in the form of amendment) by the requisite holders of the applicable item of Material Indebtedness, in either case, prior to the acceleration of all the Loans pursuant to this Section 7.01 or (ii) an involuntary “early termination event” or other similar event (which event shall extend beyond any applicable cure periods or grace periods) shall have occurred in respect of obligations owing under any Swap Agreement of the Borrower or any Restricted Subsidiary, and the amount of such obligations, either individually or in the aggregate for all such Swap Agreements at such time, is in excess of $50,000,000; provided that, in respect of obligations owing under any such Swap Agreement owed to the applicable counterparty at such time, the amount for purposes of this Section 7.01(g)(ii) shall be the amount payable on a net basis by the Borrower or such Restricted Subsidiary to such counterparty (after giving effect to all netting arrangements) if such Swap Agreement were terminated at such time; provided that this paragraph (g)(ii) shall not apply to any such event that has been (x) remedied by the Borrower or the applicable Restricted Subsidiary or (y) waived (including in the form of amendment) by the applicable counterparty, in either case, prior to the acceleration of all the Loans pursuant to this Section 7.01; (h) subject to Section 7.02, (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding shall continue undismissed and unstayed for 60 consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (i) subject to Section 7.02, the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of any proceeding or petition described in paragraph (h) of this Section 7.01, (iii) consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for all or a substantial part of its assets or (iv) make a general assignment for the benefit of creditors; (j) any final, non-appealable judgment(s) for the payment of money in an aggregate amount in excess of $50,000,000 (to the extent not covered by insurance or indemnities as to which the applicable insurance company or third party has not denied coverage) shall be rendered against the Borrower or any Restricted Subsidiary or any combination thereof and the same shall remain undischarged, unvacated, unbounded and unstayed for a period of 60 consecutive days; 129

(k) an ERISA Event shall have occurred that would reasonably be expected to result in a Material Adverse Effect; (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be (other than in an informational notice to the Administrative Agent), a valid and perfected (if and to the extent required to be perfected under the applicable Security Document) Lien on any Collateral with a fair value in excess of $30,000,000 at any time, with the priority required by the applicable Security Document (subject to Liens permitted under Section 6.02), except (i) as a result of the release of a Loan Party or the sale, transfer or other disposition of the applicable Collateral (including as a result of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary) in a transaction permitted under the Loan Documents or the occurrence of the Termination Date or (ii) as a result of any action of the Administrative Agent, Collateral Agent or any Lender or the failure of the Administrative Agent, Collateral Agent, or any Lender to take any action that is within its control; (m) at any time after the execution and delivery thereof, any material portion of the Guarantee of the Obligations under the Subsidiary Guaranty shall for any reason other than the occurrence of the Termination Date or as expressly permitted hereunder or thereunder (including as a result of a transaction permitted hereunder) cease to be in full force and effect, or any Loan Party shall contest the validity or enforceability in writing or repudiate, rescind or deny in writing that it has any further liability or obligation under any Loan Document other than as a result of the occurrence of the Termination Date, the sale or transfer of such Loan Party (including the designation as an Unrestricted Subsidiary) or as a result of a transaction permitted hereunder or thereunder; or (n) a Change in Control shall have occurred; then, (I) in every such event (other than (x) an event described in paragraph (d) of this Section 7,01 in respect of a default of performance of or compliance with the covenants under Section 6.11 or (y) an event with respect to the Borrower described in paragraph (h) or (i) of this Section 7.01; provided that in the case of clause (x), the actions hereinafter described will be permitted to occur only if the express conditions of the last proviso contained in Section 7.01(d) have been satisfied), and at any time thereafter during the continuance of such event, the Administrative Agent with the consent of the Required Lenders may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times (except in the case of an event under paragraph (d) of this Section 7.01 in respect of a failure to observe or perform the covenants under Section 6.11, the following actions may not be taken until the express conditions in the last proviso contained in Section 7.01(d) have been satisfied): (i) terminate the Commitments (if any), and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter, during the continuance of such event, be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower (to the extent permitted by applicable law); (II) in the case of an event under paragraph (d) of this 130

Section 7.01 in respect of a failure to observe or perform the covenants under Section 6.11, and at any time thereafter during the continuance of such event, the Administrative Agent with the consent of the Required Lenders may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments (if any), and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter, during the continuance of such event, be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower (to the extent permitted by applicable law); and (III) in the case of any event with respect to the Borrower described in paragraph (h) or (i) of this Section 7.01, the Commitments (if any) shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable by the Borrower, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower (to the extent permitted by applicable law). Section 7.02 Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether a Default or an Event of Default has occurred under paragraph (h) or (i) of Section 7.01, any reference in any such paragraph to any Restricted Subsidiary shall be deemed not to include any Restricted Subsidiary affected by any event or circumstance referred to in such paragraph that did not, as of the last day of the fiscal quarter of the Borrower most recently ended, have assets with a value equal to or greater than 5.0% of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries as of such date, based on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date, provided that if it is necessary to exclude more than one Restricted Subsidiary from paragraph (h) or (i) of Section 7.01 pursuant to this paragraph in order to avoid a Default or an Event of Default, the aggregate value of the assets of all such excluded Restricted Subsidiaries as of such last day may not exceed 5.0% of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries as of such date, based on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date. Section 7.03 Application of Proceeds. (a) Upon the occurrence and during the continuation of an Event of Default, if requested by Required Lenders, or upon acceleration of all the Obligations pursuant to Section 7.01, all proceeds received by the Administrative Agent or the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Loan Document shall be applied by the Administrative Agent as follows: (i) First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to each Agent in its capacity as such; (ii) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders, 131 ratably among them in proportion to the amounts described in this clause Second payable to them; (iii) Third, to payment of that portion of the Obligations constituting accrued and unpaid interest (including, but not limited to, post-petition interest), ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; (iv) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; (v) Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and (vi) Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by law. ARTICLE VIII The Administrative Agent and Collateral Agent Section 8.01 Appointment of Agents. Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents, and authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Unless otherwise specifically set forth herein, the Collateral Agent shall have all the rights and benefits of the Administrative Agent set forth in this Article. The Collateral Agent shall act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties pursuant to the Security Documents to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Section 9.03 (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Lenders acknowledge and agree that the Collateral Agent may also act as the collateral agent for lenders under the Existing Credit Agreement. 132

Section 8.02 Rights of Lender. Each bank serving as the Administrative Agent or Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Collateral Agent, and with respect to any of its Loans or Commitments hereunder, the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent and Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or Collateral Agent hereunder and without any duty to account therefor to the Lenders. Section 8.03 Exculpatory Provisions. The Administrative Agent and the Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent and the Collateral Agent, (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Collateral Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law and (c) shall not, except as expressly set forth herein or in the other Loan Documents, have any duty to disclose, and shall not be liable to the Lenders for the failure to disclose, any information relating to the Borrower or any Subsidiary that is communicated to or obtained by the bank serving as the Administrative Agent, Collateral Agent or any of their respective Affiliates in any capacity. The Administrative Agent and the Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary or as the Administrative Agent shall believe in good faith shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent and the Collateral Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or express conditions set forth in any Loan Document or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or the creation, perfection or priority of any Lien purported to be created by the Security Documents or that the 133

Liens granted to the Collateral Agent pursuant to any Security Document have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent. The Administrative Agent shall have no obligation to monitor whether any amendment or waiver to any Loan Document has properly become effective or is permitted hereunder or thereunder except to the extent expressly agreed to by the Administrative Agent in such amendment or waiver. Section 8.04 Reliance by Administrative Agent and Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it in good faith to be genuine and to have been signed or sent or otherwise authenticated by the proper Person. Each of the Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to be made by the proper Person, and shall not incur any liability to the Lenders for relying thereon. Each of the Administrative Agent and the Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Section 8.05 Delegation of Duties. Each of the Administrative Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub-agents appointed by the Administrative Agent. Each of the Administrative Agent and the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent or Collateral Agent. Section 8.06 Resignation of Agents; Successor, Administrative Agent and Collateral Agent. The Administrative Agent and the Collateral Agent may at any time resign by giving 30 days’ prior written notice of its resignation to the Lenders and the Borrower. If the Administrative Agent or the Collateral Agent is a Defaulting Lender pursuant to clause (d) of the definition of “Defaulting Lender” (for purposes of this Section 8.06, clause (d) of the definition of “Defaulting Lender” shall not include a direct or indirect parent company of the Administrative Agent or the Collateral Agent), either the Required Lenders or the Borrower may upon 10 days’ prior notice remove the Administrative Agent or the Collateral Agent, as the case may be. Upon receipt of any such notice of resignation or delivery of such removal notice, the Required Lenders shall have the right, with the consent of the Borrower (provided that such 134 consent shall not be unreasonably withheld or delayed and that such consent shall not be required at any time that an Event of Default under Section 7.01(a), (h) or (i) shall have occurred and be continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent, as applicable, gives notice of its resignation or the delivery of such removal notice, then (a) in the case of a retirement, the retiring Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above (including the consent of the Borrower) or (b) in the case of a removal, the Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that (x) in the case of a retirement, if the Administrative Agent or Collateral Agent, as applicable, shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment or (y) in the case of a removal, the Required Lenders notify the Borrower, or the Borrower notifies the Lenders, as the case may be, that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with such notice and (i) the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent or the Collateral Agent, as applicable, on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall continue to hold such collateral security, as bailee, until such time as a successor Administrative Agent or Collateral Agent, as applicable, is appointed and, with respect to its rights and obligations under the Loan Documents, until such rights and obligations have been assigned to and assumed by the successor Administrative Agent or Collateral Agent, as applicable), (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent or Collateral Agent, as applicable, shall instead be made by or to each Lender directly (and each Lender will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders or the Borrower, as applicable, appoint a successor Administrative Agent or Collateral Agent, as applicable, as provided for above in this Section 8.06 and (iii) the Borrower and the Lenders agree that in no event shall the retiring Administrative Agent or Collateral Agent or any of their respective Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives have any liability to the Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising solely out of the failure of a successor Administrative Agent or Collateral Agent to be appointed and to accept such appointment. Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Administrative Agent or Collateral Agent, as applicable, and the retiring (or retired) or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents (if not already discharged therefrom as provided above in this Article). The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent shall be the same as those 135 payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any retiring Administrative Agent’s or Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent or Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent or Collateral Agent was acting as the Administrative Agent or the Collateral Agent, as applicable. Section 8.07 Non-Reliance on Agents and Other Lenders. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document or any related agreement or any document furnished thereunder. Section 8.08 No Other Duties. Notwithstanding anything herein to the contrary, none of the Agents, Joint Lead Arrangers, Joint Bookrunners, Documentation Agents or Syndication Agents listed on the cover page hereof shall have any powers, duties or responsibilities under any Loan Document, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder. Section 8.09 Collateral and Guaranty Matters. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Each of the Lenders irrevocably authorizes the Administrative Agent and the Collateral Agent: (a) to release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent (or any sub-agent thereof) under any Loan Document (i) upon the Termination Date, (ii) that is sold or to be sold or transferred as part of or in connection with any sale or other transfer permitted hereunder or under any other Loan Document to a Person that is not a Loan Party or in connection with the designation of any 136

Restricted Subsidiary as an Unrestricted Subsidiary, (iii) that constitutes Excluded Property, (iv) if the property subject to such Lien is owned by a Loan Party, upon the release of such Loan Party from the Subsidiary Guaranty or otherwise in accordance with the Loan Documents, (v) as to the extent, if any, provided in the Security Documents or (vi) if approved, authorized or ratified in writing in accordance with Section 9.02; (b) to release any Subsidiary Loan Party from its obligations under the Subsidiary Guaranty if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary) as a result of a transaction or designation permitted hereunder; (c) to subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted under Section 6.02(d) and Section 6.02(e); (d) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement, in each case to the extent such agreements are substantially consistent with the terms set forth on (i) Exhibit K-1 or K-2 annexed hereto together with (A) any immaterial changes and (B) material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders and, unless the Required Lenders shall have objected in writing to such changes within five Business Days after such posting, then the Required Lenders shall be deemed to have agreed that the Collateral Agent’s entering into such subordination or intercreditor agreement (with such changes) is reasonable and to have consented to such subordination or intercreditor agreement (with such changes) and to the Collateral Agent’s execution thereof, in each case in form and substance reasonably satisfactory to the Collateral Agent (it being understood that junior Liens are not required to be pari passu with other junior Liens, and that Indebtedness secured by junior Liens may be secured by Liens that are pari passu with, or junior in priority to, other Liens that are junior to the Liens securing the Obligations); and (e) to enter into and sign for and on behalf of the Lenders as Secured Parties the Security Documents for the benefit of the Lenders and the other Secured Parties. Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 9.02(b)(v) or (vi)) will confirm in writing the Administrative Agent’s or the Collateral Agent’s, as the case may be, authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Subsidiary Guaranty pursuant to this Section 8.09. In each case as specified in this Section 8.09, the Administrative Agent and the Collateral Agent will (and each Lender hereby authorizes the Administrative Agent and the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Loan Party from its obligations under the Subsidiary Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 8.09. Section 8.10 [Reserved]. 137

Section 8.11 Withholding Tax. To the extent required by any applicable law (as determined in good faith by the Administrative Agent), the Administrative Agent may withhold from any payment to any Lender under any Loan Document an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority of any jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lenders shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) fully for, and shall make payable in respect thereof within 10 days after demand therefor, all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 8.11. The agreements in this Section 8.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. Section 8.12 Administrative Agent and Collateral Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, administration, administrative receivership, reorganization, voluntary arrangement, scheme of arrangement, arrangement, adjustment or composition under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent and the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent or the Collateral Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations, in each case, that are owing and unpaid by such Loan Party and to file such other documents as may be necessary or advisable in order to have such claims of the Lenders, the Administrative Agent and the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Administrative Agent and the Collateral Agent and their respective agents and counsel and all other amounts due the Lenders, the Administrative Agent and the Collateral Agent under Section 2.12 and Section 9.03 which are payable by such Loan Party) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, examiner, administrative receiver, administrator, compulsory manager or other similar official in any such judicial proceeding is hereby authorized by each Lender to 138 make such payments to the Administrative Agent and, if the Administrative Agent shall consent, to the making of such payments directly to the Lenders, to pay to the Administrative Agent (and Lenders, as applicable) any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.12 and Section 9.03 in each case which are reimbursable or payable by such Loan Party. Nothing contained herein shall be deemed to authorize the Administrative Agent or the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent or the Collateral Agent to vote in respect of the claim of any Lender or in any such proceeding, in each case subject to Section 14(d) of the Collateral Agreement. Section 8.13 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of 139 subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any other documents related hereto or thereto). ARTICLE IX Miscellaneous Section 9.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: (a) if to the Borrower or any other Loan Party, to it at Zebra Technologies Corporation, 3 Overlook Point, Lincolnshire, IL 60069, Attention of each of Treasurer and General Counsel, and a copy (which shall not constitute notice) to Baker & McKenzie, LLP, 300 East Randolph Street, Suite 5000, Chicago, IL 60601, Attention of Jai Khanna (Email: Jai.Khanna@bakermckenzie.com); (b) if to the Administrative Agent or the Collateral Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 9.01; (c) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. Subject to Section 9.15, notices and other communications to the Lenders hereunder may also be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to 140 notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. (b) Except as provided in Section 2.14, in Section 9.16 or as otherwise specifically provided below or otherwise provided herein or in any other Loan Document, neither any Loan Document nor any provision thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Collateral Agent and the Loan Party or Loan Parties that are parties thereto (except as otherwise expressly provided therein), in each case with the consent of the Required Lenders (other than with respect to any amendment, modification or waiver contemplated in clauses (i) through (viii) of this Section 9.02(b), which shall only require the consent of the Lenders expressly set forth therein and not Required Lenders), provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent in Section 4.01 of this Agreement or the waiver of any covenant, Default, Event of Default or mandatory prepayment or reductions shall not constitute an increase of any Commitment of a Lender), (ii) reduce or forgive the principal amount of any Loan owed to a Lender or reduce the rate of interest thereon owed to such Lender, or reduce any fees or premiums payable hereunder owed to such Lender, without the written consent of such Lender directly and adversely affected thereby, provided that any waiver of Default or Event of Default or default interest, waiver of a mandatory prepayment or any modification, waiver or amendment to the financial covenant definitions or financial ratios or any component thereof in this Agreement shall not constitute a reduction or forgiveness in the interest rates or the fees or premiums for purposes of this clause (ii), (iii) except as otherwise provided hereunder, postpone the scheduled maturity of any Loan, the date of any scheduled 141 repayment (but not prepayment) of the principal amount of any Loan under Section 2.10 or any date for the payment of any interest, fees or premiums payable hereunder, or reduce or forgive the amount of, or waive or excuse any such repayment (but not prepayment), without the written consent of each Lender directly and adversely affected thereby (it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, covenant, Default, Event of Default, waiver of default interest or mandatory prepayment shall constitute a postponement of any date scheduled for the payment of principal or interest or an extension of the final maturity of any Loan), (iv) change any of the provisions of this Section 9.02(b) or reduce the percentage set forth in the definition of the term “Required Lenders” or reduce the percentage in any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (v) release all or substantially all of the value of the Guarantees under the Subsidiary Guaranty (except as provided herein or in any other applicable Loan Document), without the written consent of each Lender, (vi) release all or substantially all the Collateral from the Liens of the Security Documents (except as provided herein or in any other applicable Loan Document), without the written consent of each Lender (it being understood that any subordination of a Lien permitted hereunder shall not constitute a release of a Lien under this Section and the granting of any pari passu Liens in connection with the incurrence of debt or the granting of Liens otherwise permitted hereunder from time to time (including pursuant to amendments) shall not constitute a release of Liens), (vii) modify the provisions of Section 9.04(e) in a manner that adversely affects the protections afforded to an SPV pursuant to the provisions of Section 9.04(e), without the written consent of each Granting Lender all or any part of whose Loans are being funded by an SPV at the time of such amendment, modification or waiver or (viii) change Sections 2.18, 7.03 or any other similar section in a manner that would alter the pro rata sharing or priority of payments required thereby without the written consent of each Lender; provided, further, that no such agreement shall directly adversely amend or modify the rights or duties of the Administrative Agent or the Collateral Agent without the prior written consent of the Administrative Agent or the Collateral Agent, as the case may be. In the event an amendment to this Agreement or any other Loan Document is effected without the consent of the Administrative Agent or the Collateral Agent (to the extent permitted hereunder) and to which the Administrative Agent or the Collateral Agent is not a party, the Borrower shall furnish a copy of such amendment to the Administrative Agent. Notwithstanding the foregoing, no Lender consent is required to effect any amendment, modification or supplement to any intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral, for the purpose of adding the holders of such Indebtedness (or their Senior Representative) as a party thereto and otherwise causing such Indebtedness to be subject thereto, in each case as contemplated by the terms of such intercreditor agreement or arrangement permitted under this Agreement, as applicable, together with (A) any immaterial changes and (B) material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders and, unless the Required Lenders shall have objected in writing to such changes within five Business Days after such posting, then the Required Lenders shall be deemed to have agreed that the Collateral Agent’s entering into such intercreditor agreement or arrangement (with such changes) is reasonable and to have consented to such intercreditor agreement or arrangement (with such changes) and to the Collateral Agent’s execution thereof, in each case 142 in form and substance reasonably satisfactory to the Collateral Agent (it being understood that junior Liens are not required to be pari passu with other junior Liens, and that Indebtedness secured by junior Liens may be secured by Liens that are pari passu with, or junior in priority to, other Liens that are junior to the Liens securing the Obligations). (c) In connection with any proposed departure, amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all directly and adversely affected Lenders, if the consent of the Required Lenders (or, in the case of a consent, waiver or amendment involving directly and adversely affected Lenders, such directly and adversely affected Lenders having Loans representing at least 50.1% of the aggregate outstanding Loans of such directly and adversely affected Lenders) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section 9.02 being referred to as a “Non-Consenting Lender”), then, the Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, (i) require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (a) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (b) the Borrower or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in clause (b)(ii) of Section 9.02 and (c) such assignee shall have consented to the Proposed Change or (ii) repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date; provided that in the case of any such termination of a Non- Consenting Lender such termination shall be sufficient (together with all other consenting Lenders and terminated Lenders after giving effect hereto) to cause the adoption of such Proposed Change. (d) [Reserved]. (e) The Lenders and all other Secured Parties hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall, at the sole cost and expense of the Borrower, be automatically released (i) upon the occurrence of the Termination Date, (ii) upon the sale or other disposition of such Collateral (as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Loan Party or in connection with the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, to the extent such sale or other disposition is made in compliance with the terms of this Agreement, (iii) to the extent such Collateral is comprised of property leased to a Loan Party, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 9.02), (v) to the extent such property constitutes Excluded Property, (vi) to the extent the property constituting such Collateral is owned by any Subsidiary Loan Party, upon the release of such Subsidiary Loan Party from its obligations 143 under the Subsidiary Guaranty (in accordance with the penultimate sentence of this Section 9.02(e)) to the extent such release of a Subsidiary Loan Party is made in compliance with the terms of this Agreement and (vii) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Loan Documents. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent comprised of Excluded Property or otherwise released in accordance with the provisions of the Loan Documents. Additionally, the Lenders and all other Secured Parties, hereby irrevocably agree that each Subsidiary Loan Party shall be released from the Subsidiary Guaranty upon consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary. The Lenders and all other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Loan Party’s Guarantee under the Subsidiary Guaranty or its Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender or other Secured Party. (f) No Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders pursuant to Sections 9.02 (b)(v) or 9.02(b)(v) or each directly and adversely affected Lender pursuant to Sections 9.02(b)(ii) or 9.02(b)(iii) that, by its terms, adversely affects any Defaulting Lender disproportionately in relation to other affected Lenders shall require the consent of such Defaulting Lender. (g) This Agreement may be amended (or amended and restated) solely with the written consent of the Required Lenders and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. (h) [Reserved]. (i) Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order to (x) correct or cure ambiguities, errors, omissions, defects, (y) effect administrative changes of a technical or immaterial nature or (z) correct or cure incorrect cross references or similar inaccuracies in this Agreement or the applicable Loan Document, in each case if the same is not objected to in writing by the Required Lenders within five Business Days 144 following receipt of notice thereof. Guarantees, collateral documents, security documents, intercreditor agreements, and related documents executed in connection with this Agreement may be in a form reasonably determined by the Administrative Agent or the Collateral Agent, as applicable, and may be amended, modified, terminated or waived, and consent to any departure therefrom may be given, without the consent of any Lender if such amendment, modification, waiver or consent is given in order to (x) comply with local law or advice of counsel or (y) cause such guarantee, collateral document, security document or related document to be consistent with this Agreement and the other Loan Documents. Section 9.03 Expenses; Limitation of Liability; Indemnity; Etc. (a) The Borrower shall pay within 30 days after receipt of reasonably detailed documentation therefor, (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent, including the reasonable and documented fees, charges and disbursements of a single outside counsel for the Administrative Agent and the Collateral Agent, taken as a whole (in addition to one local counsel in each relevant jurisdiction), in connection with the preparation and administration of the Loan Documents and not paid on the Closing Date or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated thereby shall be consummated), and (ii) all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent and the Collateral Agent, including the reasonable and documented fees, charges and disbursements of a single outside counsel for the Administrative Agent, the Collateral Agent, the Lenders, and other Secured Parties (in addition to a single local counsel in each relevant jurisdiction, and in the event a conflict of interest arises, one additional primary counsel for the conflicted parties (taken as a whole)) in connection with the enforcement of any rights under this Agreement or any other Loan Documents, including rights under this Section, or in connection with the Loans made hereunder; provided, the Borrower shall not be obligated to pay for any third party advisor or consultants (in addition to those set forth in the immediately preceding clause (ii)), except following an Event of Default with respect to which the Required Lenders have accelerated the Loans or are pursing remedies, in which case the Borrower shall pay the reasonable and documented out-of-pocket expenses of one additional advisor to the extent the Borrower has provided its prior written consent thereto (in its sole discretion). (b) To the extent permitted by applicable law (i) the Borrower and any other Loan Party shall not assert, and the Borrower and each other Loan Party hereby waives, any claim against the Administrative Agent, the Joint Lead Arrangers, the Joint Bookrunners, any Documentation Agent, any Syndication Agent and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), in each case, except to the extent any such Liabilities are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of, or material breach of this Agreement or any other Loan Document by, such Lender-Related Person (or its officers, directors, employees, Related Parties or Affiliates), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other 145

Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve the Borrower and each other Loan Party of any obligation it may have to indemnify an Indemnitee, to the extent provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee. (c) Without duplication of the expense reimbursement obligations pursuant to paragraph (a) above, the Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers, the Joint Bookrunners, the Documentation Agents and the Syndication Agents and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all reasonable and documented out-of-pocket costs, Liabilities and related expenses, excluding in any event lost profits, but (x) including the reasonable and documented fees, charges and disbursements of a single outside counsel for the Indemnitees (in addition to one local counsel in each relevant jurisdiction and, in the event a conflict of interest arises, one additional counsel (plus local counsel in each relevant material jurisdiction) for the conflicted Indemnitees (taken as a whole)) and (y) excluding (i) any allocated costs of in-house counsel and (ii) any third party or consultants (in addition to those set forth in the immediately preceding clause (x)), except in the case of this clause (y)(ii) following an Event of Default with respect to which the Required Lenders have accelerated the Loans or are pursing remedies, in which case the Borrower shall pay the reasonable and documented out-of-pocket expenses of one additional advisor to the extent the Borrower has provided its prior written consent thereto (in its sole discretion), incurred by or asserted against any Indemnitee by any third party or by the Borrower or any Restricted Subsidiary arising out of, in connection with, or as a result of (A) the execution or delivery of any Loan Document or any other agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby and (B) any actual or alleged presence or Release of Hazardous Materials involving or attributable to the Borrower or any of its Restricted Subsidiaries, whether or not any such Indemnitee shall be designated as a party or a potential party thereto and whether or not such matter is initiated by the Borrower or any of its respective Affiliates or shareholders, and any fees or expenses incurred by Indemnitees in enforcing this indemnity (collectively, the “Indemnified Liabilities”), provided that, no Indemnitee will be indemnified (a) for its (or any of its Affiliates’ or any of its or its Affiliates’ officers’, directors’, members’, employees’, agents’, representatives’ and controlling persons’) willful misconduct, bad faith or gross negligence (to the extent determined in a final non-appealable order of a court of competent jurisdiction), (b) for its (or any of its Affiliates’ or any of its or its Affiliates’ officers’, directors’, employees’, agents’, representatives’ and controlling persons’) material breach of its obligations under the Loan Documents (to the extent determined in a final non-appealable order of a court of competent jurisdiction), (c) for any dispute among Indemnitees that does not involve an act or omission by the Borrower or any Restricted Subsidiary (other than any claims against an Agent, the Joint Lead Arrangers, the Joint Bookrunners, a Documentation Agent or a Syndication Agent in their capacity as such and subject to clause (a) above), (d) in its capacity as a financial advisor of the Borrower or its subsidiaries in connection with any potential acquisition or as a co-investor in any potential acquisition or (e) in connection with any settlement effected without the Borrower’s prior written consent, but if settled with the Borrower’s prior written consent (not to be unreasonably withheld or delayed) or if there is a 146 final judgment against an Indemnitee in any such proceedings, the Borrower will indemnify and hold harmless each Indemnitee from and against any and all actual Liabilities and expenses by reason of such settlement or judgment in accordance with this Section; provided further that (1) the Borrower shall not have any obligation to any Indemnitee under this Section 9.03 that is a Defaulting Lender or that is an Indemnitee by virtue of being a Related Party of a Defaulting Lender for any Indemnified Liabilities arising from such Defaulting Lender’s failure to fund its Commitment and (2) to the extent of any amounts paid to an Indemnitee in respect of this Section 9.03 for Indemnified Liabilities, such Indemnitee, by its acceptance of the benefits hereof, agrees to promptly refund and return any and all amounts paid by the Borrower to it if, pursuant to operation of any of the foregoing clauses (a) through (e), such Indemnitee was not entitled to receipt of such amount. (d) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (c) of this Section, and without limiting the Borrower’s obligation to do so, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified Liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the outstanding Loans at the time. The obligations of the Lenders under this paragraph (d) are subject to the last sentence of Section 2.02(a) (which shall apply mutatis mutandis to the Lenders’ obligations under this paragraph (d)). (e) In case any proceeding is instituted involving any Indemnitee for which indemnification is to be sought hereunder by such Indemnitee, then such Indemnitee will promptly notify the Borrower of the commencement of any proceeding; provided, however, that the failure to do so will not relieve the Borrower from any liability that it may have to such Indemnitee hereunder, except to the extent that the Borrower is materially prejudiced by such failure. Notwithstanding the above, following such notification, the Borrower may elect in writing to assume the defense of such proceeding, and, upon such election, the Borrower will not be liable for any legal costs subsequently incurred by such Indemnitee (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) the Borrower has failed to provide counsel reasonably satisfactory to such Indemnitee in a timely manner, (ii) counsel provided by the Borrower reasonably determines its representation of such Indemnitee would present it with a conflict of interest or (iii) the Indemnitee reasonably determines that there are actual conflicts of interest between the Borrower and the Indemnitee, including situations in which there may be legal defenses available to the Indemnitee which are different from or in addition to those available to the Borrower. (f) Except to the extent otherwise expressly provided herein, all amounts due by the Borrower under this Section shall be payable within 30 days after receipt by the Borrower of reasonably detailed documentation therefor. (g) This Section 9.03 shall not apply to Taxes, except for Taxes which represent costs, losses, claims, etc. with respect to a non-Tax claim. 147

Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as otherwise permitted herein, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section (and any attempted assignment or transfer by such Lender otherwise shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (solely to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the express conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund (as defined below), or if an Event of Default under Sections 7.01(a), 7.01(b), 7.01(h) or 7.01(i) has occurred and is continuing, and provided that the Borrower shall be deemed to have consented to any such assignment unless the Borrower shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after a Responsible Officer of the Borrower has received written notice thereof and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Loan to a Lender or an Affiliate of a Lender. (ii) Assignments shall be subject to the following additional express conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000) (it being understood and agreed that such minimum amount shall be aggregated for two or more simultaneous assignments by or to two or more Approved Funds), unless the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed), provided that no such consent of the Borrower shall be required if an Event of Default under Section 7.01(a), 7.01(b), 7.01(h) or 7.01(i) has occurred and is continuing, (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (C) the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Assumption, via an electronic settlement system acceptable to the Administrative Agent or (2) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and 148 recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), provided that assignments made pursuant to Section 2.19 or Section 9.02(c) shall not require the signature of the assigning Lender to become effective and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws) and any tax forms and information required by Section 2.17(f). For purposes of paragraph (b) of this Section, the terms “Approved Fund” and “CLO” have the following meanings: “Approved Fund” means (a) a CLO and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “CLO” means an entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, Section 2.16, Section 2.17 and Section 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal and related interest amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and, with respect to its own interests only, any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 149

9.04(b)(iv) shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms and information required by Section 2.17(f), as applicable (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section (to the extent required) and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (vi) The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. (c) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person), any Defaulting Lender or any Direct Competitor or Disqualified Lender to the extent the lists thereof have been made available to the Lenders) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of the Loans owing to it), provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) such Participant shall not be entitled to exercise any rights of a Lender under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (ii), (iii), (v)Section 9.02(b)(v) or (v) of the first proviso to Section 9.02(b) that directly or adversely affects such Participant. Subject to the paragraph below, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.15 and Section 2.17 (subject to the limitations and requirements of such Sections, including Section 2.17(f) and Section 2.19 (it being understood that the U.S. tax documentation required by Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment 150 pursuant to paragraph (b) of this Section. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have the obligation to disclose all or a portion of the Participant Register (including the identity of the Participant or any information relating to a Participant’s interest in any Loans or other obligations under any Loan Document) to any Person. The entries in the Participant Register shall be conclusive absent manifest error, and the Borrower and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. This Section shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. A Participant shall not be entitled to receive any greater payment under Section 2.15 or Section 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent the right to a greater payment results from a Change in Law after the Participant becomes a Participant or the sale of the participation to such Participant is made with the Borrower’s prior written consent. (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank and including any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender (including to any trustee for, or any other representative of, such holders), and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle organized and administered by such Granting Lender (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan, (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) the Granting Lender shall for all purposes, including approval of any consent, amendment, waiver or other modification of the Loan Documents, remain the Lender hereunder. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, 151 or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof, provided that each Lender designating any SPV hereby agrees to indemnify and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPV during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent), other than Disqualified Lenders and Direct Competitors, providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) subject to Section 9.13, disclose on a confidential basis any non- public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV, in each case other than any Disqualified Lender or Director Competitor. The Borrower agrees that each SPV shall be entitled to the benefits of Section 2.15 and Section 2.17 (subject to the limitations and requirements of such Sections, including Section 2.17(f) and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. An SPV shall not be entitled to receive any greater payment under Section 2.15 or Section 2.17 than the applicable Granting Lender would have been entitled to receive with respect to the interest granted to such SPV, except to the extent the grant to such SPV is made with the Borrower’s prior written consent. (f) No such assignment shall be made (A) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (A), or (B) to a natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person). (g) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other express conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with the Commitments in effect immediately prior to their termination (giving effect to any assignments of Loans that occurred following the termination of the Commitments). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. 152

(h) Disqualified Lenders and Direct Competitors. The Borrower and the Lenders expressly acknowledge that the Administrative Agent (in its capacity as such or as an arranger, bookrunner or other agent hereunder) shall not have any obligation to monitor whether assignments or participations are made to Disqualified Lenders or Direct Competitors and none of the Borrower, the Lenders or any Affiliate thereof will bring any claim to such effect. Section 9.05 Survival. All representations and warranties made by the Loan Parties in the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to any Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. Section 9.06 Counterparts; Integration. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent, or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, waiver, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and 153

each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each other Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any U.S. Person for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and/or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.07, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent and the Required Lenders, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but not any tax accounts, trust accounts, withholding or payroll accounts) at any time held and other obligations (in whatever currency) at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, but only to the extent then due and payable; provided that in the event that any Defaulting Lender shall exercise any such right 154 of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the other Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Each Lender agrees promptly to notify the Borrower and the Administrative Agent of such setoff and application made by such Lender, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section. Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state. (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing in any Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Borrower or its property in the courts of any jurisdiction. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY 155

OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 9.12 Confidentiality. Each of the Administrative Agent, the other Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors on a “need to know” basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, provided that the relevant Agent or Lender shall be responsible for such compliance and non-compliance), (b) to the extent requested by any regulatory authority, provided that, other than in connection with routine regulatory examinations, prior notice shall have been given to the Borrower, to the extent permitted by applicable laws or regulations, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that prior notice shall have been given to the Borrower, to the extent permitted by applicable laws or regulations, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, in each case, except to any Direct Competitor or Disqualified Lender to the extent that a list thereof is made available to the Lenders, (g) with the written consent of the Borrower, (h) to the extent such Information (I) becomes publicly available other than as a result of a breach of this Section or (II) becomes available to the Administrative Agent, such other Agent or such Lender on a nonconfidential basis from a source other than the Borrower (provided that the source is not actually known (after due inquiry) by such disclosing party to be bound by confidentiality obligations owed to the Borrower or its Affiliates or any other agreement containing provisions similar to or substantially the same as those contained in this confidentiality provision) or (i) on a confidential basis to (x) any rating agency in connection with rating of the Borrower or the facilities hereunder or (y) the CUSIP Service Bureau, Clearpar or Loanserv or any similar agency in connection with the issuance and monitoring of CUSIP numbers, settlement of assignments or other general administrative functions with respect to the facilities. For the purposes of this Section, the term “Information” means all information received from or on behalf of the Borrower relating to the Borrower or any of its Subsidiaries or any of its or their respective businesses, other than any such information that is available to the Administrative Agent, any other Agent or any Lender 156 on a nonconfidential basis prior to disclosure by or on behalf of the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Lender acknowledges that Information furnished to it pursuant to this Agreement may include material non-public information concerning the Loan Parties and their respective Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws. All Information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level Information, which may contain material non-public information about the Loan Parties and their respective Related Parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive Information that may contain material non-public information in accordance with its compliance procedures and applicable law. Section 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. Section 9.14 USA Patriot Act. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Parties in accordance with the Patriot Act. Section 9.15 Direct Website Communication. The Borrower may, at its option, provide to the Administrative Agent any information, documents and other materials that it is 157 obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials (all such communications being referred to herein collectively as “Communications”), by (a) posting such documents, or providing a link thereto, on the Borrower’s website, (b) such documents being posted on the Borrower’s behalf on an Internet or Intranet website, if any, to which the Administrative Agent has access (whether a commercial third-party website or a website sponsored by the Administrative Agent) or (c) transmitting the Communications in an electronic/soft medium to the Administrative Agent at an email address provided by the Administrative Agent from time to time; provided that (i) promptly following written request by the Administrative Agent, the Borrower shall continue to deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Nothing in this Section 9.15 shall prejudice the right of the Borrower, the Administrative Agent, any other Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address specified in Section 9.01 shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e- mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, 158 telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Section 9.16 Intercreditor Agreement Governs. Each Lender and Agent (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement entered into pursuant to the terms hereof (including the Intercreditor Agreement), (b) hereby authorizes and instructs the Collateral Agent to enter into each intercreditor agreement entered into pursuant to the terms hereof (including the Intercreditor Agreement) and to subject the Liens securing the Obligations to the provisions thereof and (c) hereby authorizes and instructs the Collateral Agent to enter into any intercreditor agreement that includes, or to amend any then existing intercreditor agreement to provide for, the terms described in the definition of the terms “Permitted First Priority Replacement Debt” or “Permitted Second Priority Replacement Debt” or “First Lien Senior Secured Notes”, as applicable, or as otherwise provided for by the terms of this Agreement; provided that in each case, such intercreditor agreement is substantially consistent with the terms set forth on Exhibit K-1 or K-2 annexed hereto together with (A) any immaterial changes and (B) material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders and, unless the Required Lenders shall have objected in writing to such changes within five Business Days after such posting, then the Required Lenders shall be deemed to have agreed that the Collateral Agent’s entering into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Collateral Agent’s execution thereof, in each case in form and substance reasonably satisfactory to the Collateral Agent (it being understood that junior Liens are not required to be pari passu with other junior Liens, and that Indebtedness secured by junior Liens may be secured by Liens that are pari passu with, or junior in priority to, other Liens that are junior to the Liens securing the Obligations). Section 9.17 [Reserved]. Section 9.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the other Agents, the Joint Lead Arrangers, the Joint Bookrunners, the Documentation Agents and the Syndication Agents and the making of the Loans and Commitments by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the other Agents, each Joint Lead Arranger, each Joint Bookrunner, the Documentation Agents, the Syndication Agents and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent its has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and express conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each other Agent, the Joint Lead Arrangers, the Joint Bookrunners, each Documentation Agent and each Syndication Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and 159

(B) none of the Administrative Agent, any other Agent, any Joint Lead Arranger, any Joint Bookrunner, any Documentation Agent, any Syndication Agent or any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the other Agents, any Joint Lead Arranger, any Joint Bookrunner, the Documentation Agents, the Syndication Agents and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, any other Agent, any Joint Lead Arranger, any Joint Bookrunner, any Documentation Agent any Syndication Agent or any Lender has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the other Agents, the Joint Lead Arrangers, the Joint Bookrunners, the Documentation Agents, the Syndication Agents and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit 160

Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature pages follow] 161